As filed  with the  Securities  and  Exchange  Commission  on April  29,  2005.
------------------------------------------------------------------------------
                                                            File Nos. 033-48137
                                                                      811-06691

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 17

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 19

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            MARK A. PARSONS, ESQUIRE
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             900 COTTAGE GROVE ROAD
                        HARTFORD, CONNECTICUT 06152-2215
                                  860/726-6000
                (Name and Complete Address of Agent for Service)

                                   COPIES TO:

                               ALLEN R. REED, ESQ.
                         ALLSTATE LIFE INSURANCE COMPANY
                              3100 SANDERS RD, J5B
                           NORTHBROOK, ILLINOIS 60062


            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on April 30, 2005 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Units of Interest in the CG Variable Annuity Separate Account under Deferred Variable Annuity Contracts.

                        Prospectus dated April 30, 2005

                       AIM/CIGNA HERITAGE VARIABLE ANNUITY

                                    ISSUED BY

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                    THROUGH

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT


MAILING ADDRESS:                   FOR NEW YORK CUSTOMERS ONLY
CUSTOMER SERVICE CENTER            MAILING ADDRESS:
P.O. BOX 80469                     CUSTOMER SERVICE CENTER
LINCOLN, NE 68501-0469             P.O. BOX 82656
TELEPHONE: 800-776-6978            LINCOLN, NE 68501-2656
FAX: 847-402-9543                  TELEPHONE: 800-692-4682
                                   FAX: 847-402-9543


This Prospectus describes the AIM/CIGNA Heritage Variable Annuity, an individual and group flexible payment deferred variable annuity contract (the "CONTRACT"). We are no longer offering the Contract for new sales. If you already own a Contract, you may continue to make additional premium payments.

This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

If you would like more information about the AIM/CIGNA Heritage Variable Annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated April 30, 2005. Please call, or write to us, at the numbers shown above.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.

The SAI, dated April 30, 2005, has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds. You should read it before you invest and retain it for future reference. All Funds may not be available. Please call your Financial Advisor or the Customer Service Center to check availability.

Please note that the Contract and the Funds:

.. Are not bank deposits

.. Are not federally insured

.. Are not endorsed by any bank or government agency

.. Are not guaranteed to achieve their investment goals

.. Involve risks, including possible loss of premiums.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                 1  PROSPECTUS

You may direct your premium payments, as well as any money accumulated in your Contract, into the Variable Sub-Accounts of the CG Variable Annuity Separate Account (the "VARIABLE ACCOUNT") and/or the fixed account with guaranteed interest periods.

The Variable Account is divided into 18 Variable Sub-Accounts ("VARIABLE SUB-ACCOUNTS"). Each Variable Sub- Account invests exclusively in one Fund of the AIM Variable Insurance Funds (Series I Shares). You may choose to invest in any of the following 18 Funds:

AIM V.I. AGGRESSIVE GROWTH FUND -      AIM V.I. GOVERNMENT SECURITIES FUND -
 SERIES I                               SERIES I
AIM V.I. BALANCED FUND - SERIES I*     AIM V.I. GROWTH FUND - SERIES I
AIM V.I. BASIC VALUE FUND - SERIES I   AIM V.I. HIGH YIELD FUND - SERIES I
AIM V.I. BLUE CHIP FUND - SERIES I     AIM V.I. INTERNATIONAL GROWTH FUND -
AIM V.I. CAPITAL APPRECIATION FUND -    SERIES I
 SERIES I                              AIM V.I. MID CAP CORE EQUITY FUND -
AIM V.I. CAPITAL DEVELOPMENT FUND -     SERIES I
 SERIES I                              AIM V.I. MONEY MARKET FUND - SERIES I
AIM V.I. CORE EQUITY FUND - SERIES I   AIM V.I. PREMIER EQUITY FUND - SERIES I
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND  AIM V.I. TECHNOLOGY FUND - SERIES I
 - SERIES I**                          AIM V.I. UTILITIES FUND - SERIES I
AIM V.I. DIVERSIFIED INCOME FUND -
 SERIES I


*Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I.

**Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I.

Your investments in the Variable Sub-Accounts are not guaranteed and will vary in value with the investment performance of the Funds you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

We will credit the money you direct to the fixed Sub-Accounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as principal is guaranteed as long as you keep it in the fixed Sub-Accounts until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.




                                 2  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                     4
--------------------------------------------------------------------------------
SUMMARY                                                         6
--------------------------------------------------------------------------------
  Overview                                                      6
--------------------------------------------------------------------------------
  Premium Payments                                              6
--------------------------------------------------------------------------------
  The Fixed Account                                             6
--------------------------------------------------------------------------------
  The Variable Account                                          6
--------------------------------------------------------------------------------
  Transfers                                                     7
--------------------------------------------------------------------------------
  Market Timing and Excessive Trading                           7
--------------------------------------------------------------------------------
  Trading Limitations                                           7
--------------------------------------------------------------------------------
  Cash Withdrawals                                              8
--------------------------------------------------------------------------------
  Free Partial Withdrawals                                      8
--------------------------------------------------------------------------------
  Annuity Payments                                              8
--------------------------------------------------------------------------------
  Death Benefit                                                 8
--------------------------------------------------------------------------------
  Additional Features                                           8
--------------------------------------------------------------------------------
  Expenses                                                      8
--------------------------------------------------------------------------------
Owner Inquiries                                                 9
--------------------------------------------------------------------------------
EXPENSE TABLE                                                   10
--------------------------------------------------------------------------------
THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT
AND THE FUNDS                                                   12
--------------------------------------------------------------------------------
THE COMPANY                                                     12
--------------------------------------------------------------------------------
  The Administrator                                             12
--------------------------------------------------------------------------------
  The Fixed Account                                             12
--------------------------------------------------------------------------------
  The Variable Account                                          12
--------------------------------------------------------------------------------
  The Funds                                                     14
--------------------------------------------------------------------------------
PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD 15
--------------------------------------------------------------------------------
  Premium Payments                                              15
--------------------------------------------------------------------------------
  Your Annuity Account                                          15
--------------------------------------------------------------------------------
  Allocating Your Premium Payments                              15
--------------------------------------------------------------------------------
  Fixed Accumulation Value                                      15
--------------------------------------------------------------------------------
  Guarantee Periods                                             15
--------------------------------------------------------------------------------
  Guaranteed Interest Rates                                     16
--------------------------------------------------------------------------------
  Variable Accumulation Value                                   16
--------------------------------------------------------------------------------
  Variable Accumulation Units                                   16
--------------------------------------------------------------------------------
  Variable Accumulation Unit Value                              16
--------------------------------------------------------------------------------
OPTIONAL FEATURES                                               16
--------------------------------------------------------------------------------
  Dollar Cost Averaging                                         16
--------------------------------------------------------------------------------
  Automatic Rebalancing                                         16
--------------------------------------------------------------------------------
TRANSFER PRIVILEGE                                              17
--------------------------------------------------------------------------------
  Transfers During the Accumulation Period                      17
--------------------------------------------------------------------------------
  Market Timing and Excessive Trading                           17
--------------------------------------------------------------------------------
  Trading Limitations                                           18
--------------------------------------------------------------------------------
  Transfers During the Annuity Period                           18
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY                                            18
--------------------------------------------------------------------------------
  Cash Withdrawals                                              18
--------------------------------------------------------------------------------
  Minimum Value Requirement                                     19
--------------------------------------------------------------------------------
DEATH BENEFITS                                                  19
--------------------------------------------------------------------------------
  Election and Effective Date of Election                       19
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
  Payment of Death Benefit                                      20
--------------------------------------------------------------------------------
  Spousal Continuation                                          20
--------------------------------------------------------------------------------
  Amount of Death Benefit                                       20
--------------------------------------------------------------------------------
SURRENDER OF THE CONTRACTS                                      21
--------------------------------------------------------------------------------
ANNUITY PROVISIONS                                              21
--------------------------------------------------------------------------------
  Annuity Date                                                  21
--------------------------------------------------------------------------------
  Election - Change of Annuity Option                           22
--------------------------------------------------------------------------------
  Annuity Options                                               22
--------------------------------------------------------------------------------
  Fixed Annuity Payments                                        22
--------------------------------------------------------------------------------
  Variable Annuity Payments                                     22
--------------------------------------------------------------------------------
FIXED ANNUITY OPTIONS                                           23
--------------------------------------------------------------------------------
  Life Annuity Option                                           23
--------------------------------------------------------------------------------
  Life Annuity with Certain Period Option                       23
--------------------------------------------------------------------------------
  Cash Refund Life Annuity Option                               23
--------------------------------------------------------------------------------
  Annuity Certain Option                                        23
--------------------------------------------------------------------------------
VARIABLE ANNUITY OPTIONS                                        23
--------------------------------------------------------------------------------
  Variable Life Annuity Option                                  23
--------------------------------------------------------------------------------
  Variable Life Annuity with Certain Period Option              23
--------------------------------------------------------------------------------
  Variable Annuity Certain Option                               23
--------------------------------------------------------------------------------
  Additional Annuity Options                                    23
--------------------------------------------------------------------------------
  Determination of Annuity Payments                             23
--------------------------------------------------------------------------------
EXPENSES                                                        24
--------------------------------------------------------------------------------
  Withdrawal Charges                                            24
--------------------------------------------------------------------------------
  Free Partial Withdrawal                                       24
--------------------------------------------------------------------------------
  Annuity Account Fee                                           25
--------------------------------------------------------------------------------
  Administrative Fee                                            25
--------------------------------------------------------------------------------
  Premium Taxes                                                 25
--------------------------------------------------------------------------------
  Charge for Mortality and Expense Risks                        25
--------------------------------------------------------------------------------
  Market Value Adjustment                                       25
--------------------------------------------------------------------------------
OTHER CONTRACT PROVISIONS                                       26
--------------------------------------------------------------------------------
  Deferral of Payment                                           26
--------------------------------------------------------------------------------
  Designation and Change of Beneficiary                         27
--------------------------------------------------------------------------------
  Exercise of Contract Rights                                   27
--------------------------------------------------------------------------------
  Transfer of Ownership                                         27
--------------------------------------------------------------------------------
  Death of Owner                                                27
--------------------------------------------------------------------------------
  Voting Fund Shares                                            28
--------------------------------------------------------------------------------
  Adding, Deleting or Substituting Investments                  28
--------------------------------------------------------------------------------
  Change in Operation of the Variable Account                   29
--------------------------------------------------------------------------------
  Modifying the Contract                                        29
--------------------------------------------------------------------------------
  Periodic Reports                                              29
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                             30
--------------------------------------------------------------------------------
  Taxation of Connecticut General Life Insurance Company        30
--------------------------------------------------------------------------------
  Taxation of Variable Annuities in General                     30
--------------------------------------------------------------------------------
  Qualified Contracts                                           33
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS                                   36
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA                                     37
--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION                                 38
--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION   42
--------------------------------------------------------------------------------



                                 3  PROSPECTUS

DEFINITIONS
--------------------------------------------------------------------------------


ACCOUNT VALUE           The total value in your Contract. It is equal to the
                        value you have in the Variable Account plus your value
                        in the Fixed Account.
-------------------------------------------------------------------------------
ACCUMULATION PERIOD     The time from the date we issue the Contract until the
                        earliest of: (i) the Annuity Date; (ii) the date on
                        which we pay the death benefit; or (iii) the date on
                        which you surrender or annuitize the Contract.
-------------------------------------------------------------------------------
ANNUITANT               The person or persons you identify on whose life we
                        will make the first annuity payment.
-------------------------------------------------------------------------------
ANNUITY ACCOUNT         An account we establish for you to which we credit all
                        your premium payments, net investment gains and
                        interest, and from which we deduct charges and
                        investment losses.
-------------------------------------------------------------------------------
ANNUITY DATE            The date on which we begin to pay annuity payments to
                        you.
-------------------------------------------------------------------------------
ANNUITY OPTION          The method by which we make annuity payments to you.
-------------------------------------------------------------------------------
BENEFICIARY             The person or entity having the right to receive the
                        death benefit set forth in the Contract.
-------------------------------------------------------------------------------
BUSINESS DAY            Every day on which the New York Stock Exchange ("NYSE")
                        is open for business. It is also called a "VALUATION
                        DATE."
-------------------------------------------------------------------------------
CERTIFICATE             (For Group Contracts only) The document which confirms
                        your coverage under the Contract.
-------------------------------------------------------------------------------
CONTRACT YEARS AND      12-month periods we measure from the Date of Issue.
CONTRACT ANNIVERSARIES
-------------------------------------------------------------------------------
DATE OF ISSUE           The date on which the Contract became effective.
-------------------------------------------------------------------------------
DUE PROOF OF DEATH      Any proof of death we find satisfactory, for example,
                        an original certified copy of an official death
                        certificate or an original certified copy of a decree
                        of a court of competent jurisdiction as to the finding
                        of death.
-------------------------------------------------------------------------------
FIXED ACCOUNT           Allocation options under the Contract, other than the
                        Variable Account, that provide a guarantee of principal
                        and minimum interest. Fixed account assets are our
                        general assets.
-------------------------------------------------------------------------------
FUND(S)                 A series of an underlying fund in which a Variable
                        Sub-Account invests. Each Fund is a separate investment
                        series of the mutual fund which is an investment
                        company registered with the SEC.
-------------------------------------------------------------------------------
GUARANTEED PERIOD       That portion of your account value that you allocate to
AMOUNT                  a specific guaranteed period with a specified
                        expiration date. It includes any interest we credit to
                        that amount.
-------------------------------------------------------------------------------
GUARANTEED INTEREST     The interest rate we credit on a compound annual basis
RATE                    during a guaranteed period.
-------------------------------------------------------------------------------
GUARANTEED PERIOD       The period for which we credit a guaranteed interest
                        rate to any amounts which you allocate to a fixed
                        Sub-Account. In most states, you may elect a period
                        from one to ten years.
-------------------------------------------------------------------------------
INDEX RATE              An index rate based on the Treasury Constant Maturity
                        Series published by the Federal Reserve Board.
-------------------------------------------------------------------------------
IN WRITING              A written form that we find satisfactory and we receive
                        at our Customer Service Center.
-------------------------------------------------------------------------------

                                 4  PROSPECTUS

MARKET VALUE            An amount we add to or subtract from certain
ADJUSTMENT              transactions involving your interest in the fixed
                        account. The amount of the adjustment reflects the
                        impact of changing interest rates.
-------------------------------------------------------------------------------
NON-QUALIFIED CONTRACT  A Contract that is not issued in connection with a qualified plan.
-------------------------------------------------------------------------------
OWNER, YOU, OR YOUR     The persons entitled to the ownership rights stated in
                        the Contract. The Certificate Owner under a group
                        contract.
-------------------------------------------------------------------------------
PAYEE                   A person who receives payments under the Contract.
-------------------------------------------------------------------------------
PREMIUM PAYMENT         Any amount you pay to us as consideration for the
                        benefits the Contract provides.
-------------------------------------------------------------------------------
TAX QUALIFIED CONTRACT  A Contract issued in connection with a retirement plan which receives favorable federal income tax treatment
                        under Sections 401, 403, 408, or 457 of the Internal
                        Revenue Code ("CODE").
-------------------------------------------------------------------------------
SEVEN YEAR ANNIVERSARY  The seventh Contract Anniversary and each succeeding
                        Contract Anniversary occurring at any seven year
                        interval thereafter, for example, the 14th, 21st and
                        28th Contract Anniversaries.
-------------------------------------------------------------------------------
SUB-ACCOUNT             That portion of the fixed account associated with a
                        specific guaranteed period and guaranteed interest
                        rate. A Variable Sub-Account is each portion of the
                        Variable Account which invests in a specific Fund.
-------------------------------------------------------------------------------
SURRENDER               When you elect to end your Contract and receive your
                        account value in a lump sum payment. Your account value
                        will be reduced by any applicable withdrawal charges,
                        contract fees, or premium taxes, and may be either
                        increased or reduced by any market value adjustment
                        that we apply.
-------------------------------------------------------------------------------
VALUATION DATE          Every day on which the New York Stock Exchange ("NYSE")
                        is open for business.
-------------------------------------------------------------------------------
VALUATION PERIOD        The period of time over which we determine the change
                        in the value of the Variable Sub-Accounts in order to
                        price Variable Accumulation Units and Annuity Units.
                        Each Valuation Period begins at the close of normal
                        trading on the NYSE (usually 4:00 p.m. Eastern time) on
                        each Valuation Date and ends at the close of the NYSE
                        on the next Valuation Date. A Valuation Period may be
                        more than one day.
-------------------------------------------------------------------------------
VARIABLE ACCOUNT        A separate account divided into Variable Sub-Accounts.
                        Each Variable Sub-Account invests exclusively in shares
                        of a specific Fund of the AIM Variable Insurance Funds.
                        The assets in the Variable Account are owned by
                        Connecticut General Life Insurance Company.
-------------------------------------------------------------------------------
VARIABLE ACCUMULATION   A unit of measure we use to calculate the value of the
UNIT                    Variable Sub-Accounts.
-------------------------------------------------------------------------------
WE, US, OUR OR CG LIFE  Connecticut General Life Insurance Company. Our Home
                        Office is located at 900 Cottage Grove Road,
                        Bloomfield, CT.
-------------------------------------------------------------------------------

The following special terms are used throughout the Prospectus

The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract



TERMS USED IN THIS PROSPECTUS     CORRESPONDING TERM USED IN THE CONTRACT
-----------------------------     ---------------------------------------
Account Value                      Annuity Account Value
Annuity Option                     Income Payments
Fixed Sub-Account                  Fixed Account Sub-Account
Variable Sub-Account               Variable Account Sub-Account




                                 5  PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important features of the Contract. The Contract is more fully described in the rest of this prospectus. Please read the entire Prospectus carefully.


OVERVIEW
We designed the AIM/CIGNA Heritage variable annuity contract as a way for you to invest on a tax-deferred basis in the Variable Sub-Accounts and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be purchased as part of a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Tax Qualified Contract" to refer to a Contract issued in connection with a qualified plan. See "Tax Qualified Contracts" on page 33.

We are no longer offering the Contract for sale. If you already own a Contract, you may continue to make additional premium payments.

The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally not taxed as income until you take them out of the Contract. The income phase begins at the Annuity Date when you begin receiving regular annuity payments from your Contract. The money you can accumulate during the accumulation period, taking into account investment gains and losses, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the Income Phase.


PREMIUM PAYMENTS
Additional payments you direct into a Guaranteed Period of the fixed account must be at least $500. The minimum payment you can place in a Variable Sub-Account is $100. We must approve any premium payment greater than $1,000,000.


THE FIXED ACCOUNT
You may direct your premium payments into any of the Sub-Accounts available in the Fixed Account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

Each fixed Sub-Account guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the sub-account for the entire guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed Sub- Account before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease the value of the amount withdrawn or transferred. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the Fixed Account, regardless of any effects of the Market Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.


THE VARIABLE ACCOUNT
The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account uses its assets to purchase, at net asset value, shares of a specific Fund of the AIM Variable Insurance Funds Series I shares. You may invest in any of the following 18 Funds of the Fund through this Contract:

.. AIM V.I. Aggressive Growth Fund - Series I

.. AIM V.I. Balanced Fund - Series I*

.. AIM V.I. Basic Value Fund - Series I

.. AIM V.I. Blue Chip Fund - Series I

.. AIM V.I. Capital Appreciation Fund - Series I

.. AIM V.I. Capital Development Fund - Series I

.. AIM V.I. Core Equity Fund - Series I

.. AIM V.I. Dent Demographic Trends Fund - Series I**

.. AIM V.I. Diversified Income Fund - Series I

.. AIM V.I. Government Securities Fund - Series I

.. AIM V.I. Growth Fund - Series I

.. AIM V.I. High Yield Fund - Series I

.. AIM V.I. International Growth Fund - Series I

.. AIM V.I. Mid Cap Core Equity Fund - Series I

.. AIM V.I. Money Market Fund - Series I

.. AIM V.I. Premier Equity Fund - Series I

.. AIM V.I. Technology Fund - Series I

.. AIM V.I. Utilities Fund - Series I

*Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

**Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I.

Depending on market conditions, you can earn or lose the money you invest in any of the Funds through the Variable Sub-Accounts. We reserve the right to offer other investment choices in the future. All Funds may not be available in all states. Please call to determine whether a particular Fund is available.


                                 6  PROSPECTUS

TRANSFERS
You may transfer money among the fixed and Variable Sub-Accounts before the Annuity Date. All transfers are subject to the following conditions:

.. transfers from any variable or fixed Sub-Account must be at least $100;

.. transfers to a fixed Sub-Account must be at least $500; and

.. if your account value remaining in a fixed Sub-Account is less than $500 or less than $50 in a Variable Sub-Account, then the entire account value within the Sub-Account must be transferred.

In addition, we may restrict the number and dollar amount of transfers from a fixed Sub-Account. We will subject transfers from a fixed Sub-Account to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed Sub-Account. After the Annuity Date, we may permit transfers among the Variable Sub-Accounts subject to certain conditions.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
  Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

.. whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
  Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

.. whether the manager of the underlying portfolio has indicated that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

.. the investment objectives and/or size of the Sub-account underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.


In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or


                                 7  PROSPECTUS
minimize market timing and excessive trading or to comply with regulatory requirements.

CASH WITHDRAWALS
At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.

Withdrawals taken prior to annuitization (prior to the Income Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


FREE PARTIAL WITHDRAWALS
Each Contract Year you may withdraw up to 15% of the total amount of the premium payments remaining without paying a withdrawal charge.


ANNUITY PAYMENTS
The Contract allows you to receive income under one of seven annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract application.

If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Funds in which you invest at that time. If you choose to have any portion of your annuity payments come from the Fixed Account, the payment amount will be fixed and guaranteed by us.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


DEATH BENEFIT
If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If the Owner (or any Annuitant if an Owner is a non-living person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. If there is no designated Beneficiary living on the date of death of the Owner, CG Life will pay the Death Benefit upon receipt of due proof of the death of both the Owner and the designated Beneficiary in one sum to the estate of the Owner. The death benefit we will pay before the Annuity Date generally equals the greatest of:

.. the account value on the date we deem the death benefit election to be effective;

.. the sum of all premium payments under the Contract, minus all partial withdrawals;

.. your account value on the Seven Year Anniversary immediately preceding the date on which the death benefit election is deemed effective, adjusted for any subsequent premium payments, partial withdrawals and applicable charges;

.. the amount that would have been paid if a full surrender occurred during the day when the death benefit election is deemed effective, including any applicable withdrawal charges and Market Value Adjustment (not available in New York); and

.. the Maximum Anniversary Value, adjusted for any subsequent premium payments and partial withdrawals.


ADDITIONAL FEATURES
DOLLAR COST AVERAGING
You can arrange to have money automatically transferred monthly from any of the Variable Sub-Accounts or the one-year fixed Sub-Account to your choice of Variable Sub-Accounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.


AUTOMATIC REBALANCING
We will, upon your request, automatically transfer amounts among the Variable Sub-Accounts on a regular basis to maintain a desired allocation of your Account Value among the Variable Sub-Accounts.


EXPENSES
CONTINGENT DEFERRED SALES CHARGE
We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on values attributed to that premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the Fixed Account by the withdrawal charges and by any applicable Market Value Adjustment. Withdrawal charges may be waived in certain cases.


                                 8  PROSPECTUS

MARKET VALUE ADJUSTMENT
A cash withdrawal or transfer from a fixed Sub-Account during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the Fixed Account unless the transfer is made at the end of a guaranteed period.

A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment. The Market Value Adjustment does not apply to withdrawals made to satisfy IRS minimum distribution rules for Tax Qualified Contracts. The Market Value Adjustment may be waived in certain cases.


ANNUITY ACCOUNT FEE
During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.


ADMINISTRATIVE FEE
On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets you have in the Variable Account. We deduct this fee to cover our administrative expenses.


MORTALITY AND EXPENSE RISK CHARGE
On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.


TAXES
Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.


FUND CHARGES
Each Fund incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Fund charges and expenses are indirectly passed on to you.


OWNER INQUIRIES
Please direct any questions or requests for additional information to:

 Customer Service Center:

      P.O. Box 80469 Lincoln, NE 68501-0469

      Tel: 800-776-6978 Fax: 847-402-9543

For New York Customers Only:

      Customer Service Center

  P.O. Box 82656 Lincoln, NE 68501-2656

    Tel: 800-692-4682 Fax: 847-402-9543.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.


                                 9  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The following Expense Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult each Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender or make withdrawals from your Contract.


 Sales Load on Purchases                                             0%
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge on Withdrawals (as a                  7.0%
percentage of your premium payment)(1)
-------------------------------------------------------------------------------
Transfer Fee                                                         $0
-------------------------------------------------------------------------------
Annual Annuity Account Fee(2)                                $ 35  per contract
-------------------------------------------------------------------------------
Variable Account Annual Expenses (as a percentage of
average Variable Account assets)
-------------------------------------------------------------------------------
Mortality and Expense Risk Fee                                     1.25%
-------------------------------------------------------------------------------
Administrative Fee                                                 0.10%
-------------------------------------------------------------------------------
Total Separate Account Annual Expenses                             1.35%
-------------------------------------------------------------------------------

OWNER TRANSACTIONS EXPENSES
(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn all premium payments. The withdrawal charge on the remaining portion is equal to a percentage of the premium payment you withdraw and ranges from 7% to 0%, depending upon the length of time between our acceptance of the premium payment you are withdrawing and your withdrawal,
   see page 24.   After we hold the premium payment for seven years, you may withdraw values attributed to that premium payment without a withdrawal charge.

(2) We waive the Annuity Account Fee when account values are $100,000 or more as of the date on which we would deduct the charge.


FUND ANNUAL EXPENSES
(as a percentage of average daily net assets)(1)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Fund's fees and expenses appears in the prospectus for each Fund.

                             ANNUAL FUND EXPENSES
--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Fund
Operating
Expenses/(1)/
(expenses that are
deducted from Fund
assets, which may
include management
fees, distribution
and/or services
(12b-1) fees, and                     0.75%                    1.16%
other expenses)
--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2004.


                                 10  PROSPECTUS

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment, and

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                       1  Year         3 Years        5 Years          10 Years
---------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $802            $  1,233      $1,686           $3,179
Fund Expenses
---------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $760            $  1,107      $1,476           $2,763
Fund Expenses
---------------------------------------------------------------------------------------------------





EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                            1  Year         3 Years        5 Years          10 Years
----------------------------------------------------------------------------------------
Costs Based on Maximum     $292            $    893      $1,516           $3,179
Annual Fund Expenses
----------------------------------------------------------------------------------------
Costs Based on Minimum     $250            $    767      $1,306           $2,763
Annual Fund Expenses
----------------------------------------------------------------------------------------


These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Funds of the AIM Variable Insurance Funds. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable. These examples reflect the annual $35 Annuity Account Fee. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. Condensed Financial Information is found at the end of this prospectus.








                                 11  PROSPECTUS

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------


THE COMPANY
Connecticut General Life Insurance Company ("CG Life") is a stock life insurance company incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly owned subsidiaries which are generally engaged in the insurance business.

We are a wholly owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.


THE ADMINISTRATOR
Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. Allstate will, among other things, maintain the books and records of the Variable Sub-Accounts, the Variable Account, and the Fixed Account. Allstate will also maintain records of the name, address, contract number, Account Value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.


THE FIXED ACCOUNT
The Fixed Account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

The assets in the Fixed Sub-Accounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the Fixed Account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the Fixed Account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

You may direct your premium payments, and any portion of your account value, to any available fixed Sub-Account. Each fixed Sub-Account credits guaranteed interest rates for a guaranteed interest period. Currently, 10 guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed Sub-Account, you select the number of years (the guaranteed period) during which you will keep money in that fixed Sub-Account. You may select one or more fixed Sub-Accounts at any one time. If you keep your money in the fixed Sub-Account for the length of the Sub-Account's guaranteed period, we will credit interest at the rate we specified for that sub- account.

But if you withdraw, or transfer, any money from a fixed Sub-Account before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed Sub-Account, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed Sub-Account plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We reserve the right to defer the payment or transfer of amounts you withdraw from the fixed account for up to six (6) months from the date we receive a proper request for such withdrawal or transfer.


THE VARIABLE ACCOUNT
The Contract permits you to invest in the Funds through the variable sub-accounts. Your account value and/or variable annuity payments will reflect the investment performance of the Funds in which you invest through the Variable Sub-Accounts. The values of the shares of the Funds held by the Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as a risk that a mutual fund's management may not make necessary changes in its Funds to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or the aggregate amount of annuity


                                 12  PROSPECTUS
payments you receive will equal or exceed the premium payments you make.

We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("LLANY"). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate. Although CG Life was responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate Companies on April 12, 1999.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts. Each variable sub-account invests exclusively in shares of a specific Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Funds in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Fund shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis. The Variable Account will be fully invested in Fund shares at all times.

THE AIM VARIABLE INSURANCE FUNDS SERIES I SHARES is an open-end investment management company registered under the Investment Company Act of 1940. Shares of the AIM Variable Insurance Funds Series I shares are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the AIM Variable Insurance Funds Series I shares.

A I M Advisors, Inc. ("AIM"), investment adviser to the AIM Variable Insurance Funds Series I shares, its affiliates, and any insurance companies with separate accounts investing in the AIM Variable Insurance Funds Series I shares must report certain potential and existing conflicts of interests to the Board of Trustees of the AIM Variable Insurance Funds Series I shares. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the AIM Variable Insurance Funds Series I shares. The Board of Trustees, a majority of whom are not "interested persons" of the AIM Variable Insurance Funds Series I shares, as that term is defined in the Investment Company Act of 1940, will monitor the AIM Variable Insurance Funds Series I shares to identify any such irreconcilable material conflicts and to determine what action, if any, the AIM Variable Insurance Funds Series I shares, AIM, or its affiliates should take.


                                 13  PROSPECTUS

SERIES I                INVESTMENT OBJECTIVE:(1)        INVESTMENT ADVISOR
-------------------------------------------------------------------------------
AIM V.I. Aggressive     Long-term growth of capital
 Growth Fund - Series
 I (2)
--------------------------------------------------------
AIM V.I. Balanced Fund   As high a total return as
 - Series I(3)           possible, consistent with
                         preservation of capital
--------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
--------------------------------------------------------
AIM V.I. Blue Chip      Long-term growth of capital
 Fund - Series I         with a secondary objective of
                         current income
--------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series I
--------------------------------------------------------
AIM V.I. Capital        Long-term growth of capital
 Development Fund -
 Series I
--------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series I                                         A I M ADVISORS, INC..
--------------------------------------------------------
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund - Series I (4)
--------------------------------------------------------
AIM V.I. Diversified    High level of current income
 Income Fund - Series
 I
--------------------------------------------------------
AIM V.I. Government     High level of current income
 Securities Fund -       consistent with reasonable
 Series I                concern for safety of
                         principal
--------------------------------------------------------
AIM V.I. Growth Fund -  Growth of capital
 Series I
--------------------------------------------------------
AIM V.I. High Yield     High level of current income
 Fund - Series I
--------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund - Series
 I
--------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
--------------------------------------------------------
AIM V.I. Money Market   As high a level of current
 Fund - Series I         income as is consistent with
                         the preservation of capital
                         and liquidity
--------------------------------------------------------
AIM V.I. Premier        Long-term growth of capital
 Equity Fund - Series    with income as a secondary
 I                       objective
--------------------------------------------------------
AIM V.I. Technology     Capital growth
 Fund - Series I
--------------------------------------------------------
AIM V.I. Utilities      Capital growth and current
 Fund - Series I         income
-------------------------------------------------------------------------------


(1) You may invest in any of the Variable Sub-Accounts, each of which corresponds to one of the following 18 Funds: A fund's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

(2) Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund - Series I, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

(3) Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. In addition, the Fund's objective will cahnge to long-term growth of capital and current income.

(4) The AIM V.I. Dent Demographic Trends Fund - Series I is sub-advised by H.S. Dent Advisors, Inc. Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. In addition, H.S. Dent Advisors, Inc. will no longer be the sub-advisor to the Fund effective June 30, 2005.



The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

The investment objectives and policies of the Funds may be similar to other Funds and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Funds.

There is no assurance that any Fund will achieve its stated investment objective. Each Fund's investment objective may be changed by the applicable Fund's Board of Trustees without shareholder approval. A more detailed description of the


                                 14  PROSPECTUS

Funds and their investment objectives, policies and restrictions and expenses is found in the Funds' Prospectuses and SAIs. You should read the Funds' Prospectus carefully before you invest.


PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------


PREMIUM PAYMENTS
All premium payments must be paid to us or to our authorized agent. When you apportion your premium payments among the Sub-Accounts, the minimum you can put into a fixed Sub-Account is $500; the minimum for a Variable Sub-Account is $100.

We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre- approve any premium payment in excess of $1,000,000.

If we receive any premium payment at our Customer Services Center before the closing time of the New York Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.


YOUR ANNUITY ACCOUNT
Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value.

The Annuity Account shall continue in full force until the earliest of:

.. the Annuity Date;

..  the date we pay all death benefits under the Contract;

.. the date you surrender the Contract; or

.. the date your account value no longer meets the Minimum Value Requirement described below.

Cash withdrawals may cause us to discontinue your Annuity Account.


ALLOCATING YOUR PREMIUM PAYMENTS
We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so in writing. You must make allocations to multiple Sub-Accounts in whole percentages.

If your allocation instructions would place less than $500 in a fixed Sub-Account, we will promptly ask you for further instructions regarding how we should apportion the premium.


FIXED ACCUMULATION VALUE
The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed Sub-Accounts to which you have allocated money.


GUARANTEE PERIODS
You may allocate your premium payments, or transfer your account value, to any fixed Sub-Account we offer. Each fixed Sub-Account will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the Sub-Account's guaranteed period will affect the rate of interest we credit to the Sub-Account.

Your money in a fixed Sub-Account will earn interest at a guaranteed interest rate during the Sub-Account's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed Sub-Account for the guaranteed period you select. Amounts you allocate at different times to fixed Sub-Accounts with the same guaranteed period may have different interest rates. Each fixed Sub-Account will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

We will notify you In Writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring Sub-Account into a Sub-Account with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.


                                 15  PROSPECTUS

GUARANTEED INTEREST RATES
From time to time, we will set current guaranteed interest rates for the guaranteed periods of the Fixed Account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed Sub-Account for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the Sub-Account will be subject to any applicable withdrawal charges, Annuity Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed Sub-Account before the end of the guaranteed period.

The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.


VARIABLE ACCUMULATION VALUE
The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

VARIABLE ACCUMULATION UNITS

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular Variable Sub-Account by the Variable Accumulation Unit Value for the particular sub-account for the Valuation Period during which we receive and accept the premium payment.


VARIABLE ACCUMULATION UNIT VALUE
We established the initial Variable Accumulation Unit Value for each sub-account at $10. We recalculate the Variable Accumulation Unit Value for each Variable Sub-Account at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Fund in which the Sub-Account invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.


OPTIONAL FEATURES
--------------------------------------------------------------------------------

You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.


DOLLAR COST AVERAGING
Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any Variable Sub-Account or the one- year fixed Sub-Account to one or more Variable Sub-Accounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the Funds only when the price is high.

You may select Dollar Cost Averaging by having at least $1,000 in a variable or one-year fixed Sub-Account. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

You must have sufficient value in the variable or one-year fixed Sub-Account. We do not permit transfers from any fixed Sub-account other than the one- year fixed Sub-Account under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

Dollar Cost Averaging will terminate when any of the following occurs:

.. the number of designated transfers has been completed;

.. the value of the variable or the one-year fixed Sub-Account is insufficient to complete the next transfer;

.. you request termination by telephone or In Writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or

.. you surrender the Contract.

Dollar Cost Averaging is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

We do not control the Funds and cannot guarantee that the Funds will accept transfers under Dollar Cost Averaging. We reserve the right to discontinue or change this program at any time.

We do not guarantee that Dollar Cost Averaging will result in annuity account values which equal or exceed the value of your Premium Payments. Dollar Cost Averaging may not achieve its objective. We do not guarantee that Dollar Cost Averaging will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump-sum investment.


AUTOMATIC REBALANCING
 Automatic Rebalancing is an option which periodically restores to a pre-determined level the percentage of annuity value allocated to each Variable Sub-Account


                                 16  PROSPECTUS

(e.g., 20% Money Market, 50% Growth, 30% Utilities). This pre- determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

If you elect Automatic Rebalancing, all premium payments you allocate to the Variable Sub-Accounts must be subject to Automatic Rebalancing. The fixed sub-account is not available for Automatic Rebalancing.

You may choose to rebalance monthly, quarterly, semi-annually or annually. Once the rebalancing option is activated, any Variable Sub-Account transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Sub-Account may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.

The Automatic Rebalancing option is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.


TRANSFER PRIVILEGE
TRANSFERS DURING THE ACCUMULATION PERIOD

During the Accumulation Period you may transfer all or part of your account value to one or more variable or fixed Sub-Accounts. Transfers from the fixed Sub-Accounts are subject to the following conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the Sub-Account;

.. the amount you transfer to any fixed Sub-Account must be at least $500;

.. there must be at least $500 remaining in the Sub-Account after the transfer;
  and

.. transfers may be subject to a Market Value Adjustment.

Amounts you transfer into a fixed Sub-Account will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

Transfers from the Variable Sub-Accounts are subject to the following conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the Sub-Account;

.. the amount you transfer to any Variable Sub-Account must be at least $100; and

.. there must be at least $50 remaining in the Sub-Account after the transfer.

We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests In Writing must be on a form we find acceptable.

Telephone Transfers. We will allow telephone transfers automatically.

We will take the following procedures to confirm that instructions we receive by telephone are genuine.

.. before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;

.. we will record all calls; and

.. we will confirm in writing all transactions we perform.

We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

A transfer from a fixed Sub-Account before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a Variable Sub-Account will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable.


                                 17  PROSPECTUS

Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable
  Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

.. whether  your  transfers  follow a pattern  that  appears  designed to take advantage of short term market  fluctuations,  particularly  within certain
  Sub-account   underlying  portfolios  that  we  have  identified  as  being susceptible to market timing activities;

.. whether the manager of the underlying portfolio has indicated that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

.. the investment objectives and/or size of the Sub-account underlying portfolio.

If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


TRANSFERS DURING THE ANNUITY PERIOD
After the Annuity Date, the Payee receiving variable annuity payments may transfer value among the Variable Sub-Accounts in which the Contract is invested. The request must be In Writing. We will exchange the value of the number of Annuity Units from the Variable Sub-Accounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between Variable Sub-Accounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


CASH WITHDRAWALS
During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.

A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:

.. the amount to be withdrawn; and

.. the Sub-Accounts from which to take the money.


                                 18  PROSPECTUS

Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the Sub-Accounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed sub-account you maintain. If such a pro-rata withdrawal reduces the value of any fixed Sub-Account below $500, or any Variable Sub-Account balance below $50, we will transfer the value of those Sub-Accounts to that Variable Sub-Account where you maintain the highest value, or to the Fixed Account if there is no Variable Sub-Account where you maintain a balance greater than $50.

All cash withdrawals from any fixed Sub-Account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the Sub-Account's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each sub-account. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

We may defer the payment of amounts withdrawn or transferred from the Fixed Account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

Cash withdrawals from a Variable Sub-Account will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the Variable Sub-Accounts at the end of the Valuation Period during which we receive your cash withdrawal request.

If you make a withdrawal before the Annuity Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals taken prior to the Annuity Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


MINIMUM VALUE REQUIREMENT
If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed Sub-Account balance which has a value below $500 and any Variable Sub-Account balance which has a value below $50 to that Variable Sub-Account where you maintain the highest value or to the Fixed Account if there is no Variable Sub-Account where you maintain a balance greater than $50.


DEATH BENEFITS
--------------------------------------------------------------------------------

If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.Where there are multiple beneficiaries, we will only value the Death Benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

ELECTION AND EFFECTIVE DATE OF ELECTION

During your lifetime and before the Annuity Date, you may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

.. to receive the death benefit in the form of a single cash payment within 5 years from your date of death; or

.. to have the death benefit applied under the Annuity Options (on the Annuity
  Date).

The Beneficiary must make the election to us In Writing. Your election of an Annuity Option specifying the


                                 19  PROSPECTUS
method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

.. the date we receive the election; or

.. the date we receive due proof of the Owner's death.

If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment. We reserve the right to waive or extend the 60 day limit on a nondiscriminatory basis.

The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Federal Tax Matters" for further discussion.


PAYMENT OF DEATH BENEFIT
If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the Investment Company Act of 1940. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.


SPOUSAL CONTINUATION
If the death benefit is payable to your spouse, your spouse may elect to receive the death benefit or may continue the Contract in the Accumulation Period as if the death had not occurred. If the surviving spouse continues the Contract in the Accumulation Period, the following conditions apply (the Maximum Anniversary Value feature is not available in New York):

.. On the day the Contract is continued, the account value will be the death benefit as determined at the end of the Valuation Period during which we receive due proof of death.

.. The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or Market Value Adjustment. (This feature may not be available in all states. Please consult with your representative for further information).

.. Prior to the Annuity Date, the amount of the death benefit of the continued
  Contract will be the greatest of:

  .  The account value on the date we determine the amount of the death benefit;
     or

  . The sum of all premium payments reduced by the sum of all partial withdrawals; or

  . The amount that would have been payable in the event of a full surrender of the Annuity Account on the date the death benefit election is effective or is deemed to become effective.

Other death benefit alternatives in the Contract (including the Maximum Anniversary Value feature described immediately below) will no longer apply if the surviving spouse chooses to continue the Contract (the Maximum Anniversary Value feature is not available in New York).


AMOUNT OF DEATH BENEFIT
We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

.. the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

.. the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

.. your account value on the Seven Year Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent premium payments and partial withdrawals and charges;

.. the amount that would have been payable in the event of a full surrender of the Contract including surrender charges and any applicable Market Value Adjustment on the date the death benefit election is effective or is deemed to become effective; or (except for New York Customers)

.. the Maximum Anniversary Value between the "Enhanced Death Benefit Endorsement"
  effective date and the date we calculate the death benefit,   adjusted for any
  subsequent premium payments, partial withdrawals and applicable charges.

The following discussion regarding the Maximum Anniversary Value does not apply to New York customers. The feature is not available in New York.

On each Contract Anniversary, the "Maximum Anniversary Value" is equal to the greater of the account


                                 20  PROSPECTUS
value of the most recently calculated Maximum Anniversary Value. Premium payments will increase the Maximum Anniversary Value dollar for dollar. Partial withdrawals will reduce the Maximum Anniversary Value according to a withdrawal adjustment, described below.

The calculation of the Maximum Anniversary Value will begin on your first Contract Anniversary after the endorsement effective date. Unless the death benefit becomes payable, we will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 75th birthday of the Owner, or five years from the endorsement effective date, whichever is later. After that date, we will recalculate the Maximum Anniversary Value only for premium payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

The withdrawal adjustment is equal to: (i) the withdrawal amount divided by (ii) the account value immediately prior to the withdrawal, with the result multiplied by (iii) the value of the Maximum Anniversary Value immediately prior to the withdrawal.




SURRENDER OF THE CONTRACTS
--------------------------------------------------------------------------------

At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Investment Company Act of 1940. We may defer the payment of amounts withdrawn from the Fixed Account for a period not greater than 6 months from the date we receive your written request for such withdrawal. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Income Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.




ANNUITY PROVISIONS
--------------------------------------------------------------------------------

ANNUITY DATE

Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract Application or Order to Purchase. You may change this date from time to time by notifying us In Writing. We must receive notice of each change at least 45 days before the then current Annuity Date. The new Annuity Date must be a date which is:

.. at least 30 days after the effective date of the change;

.. the first day of a month; and

.. not later than the first day of the first month following the Annuitant's 90th birthday.

These requirements may be restricted, in the case of a Tax Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

On the Annuity Date, we will cancel your Annuity Account and we will apply the Account Value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

Since the Contract offered by this Prospectus may have been issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

When annuity payments begin a portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


                                 21  PROSPECTUS

ELECTION - CHANGE OF ANNUITY OPTION
During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice In Writing of any election or any change of election at least 45 days before the Annuity Date.

If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403, Section 408(c),
Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected the Life Annuity with 120 Monthly Payments Certain.

At any time you may request In Writing annuitization of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.


ANNUITY OPTIONS
The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each Fixed and Variable Annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the Fixed Account will be applied to a fixed annuity.) We will base variable annuity payments on the Variable Sub-Accounts you select, or on how you allocate the account value among the Variable Sub-Accounts.


FIXED ANNUITY PAYMENTS
A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the Fixed Annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modification").


VARIABLE ANNUITY PAYMENTS
If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the Variable Sub-Accounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the Variable Sub-Account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the variable sub- account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement age of the Annuitant (determined in accordance with the Contract). We determine all variable annuity payments other than the first by means of Annuity Units credited to the Contract with respect to the particular payee. We determine the number of Annuity Units to be credited in respect of a particular variable sub-account by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit Value of that Variable Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege--Annuity Period" section. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and equals the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Sub-Account for the Valuation Period, which ends immediately preceding the due date


                                 22  PROSPECTUS
of each subsequent payment, by the Annuity Unit Value for that sub- account, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408, Section 408(a), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.


FIXED ANNUITY OPTIONS
--------------------------------------------------------------------------------


LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.


CASH REFUND LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of the proceeds we apply under this option over the dollar amount of payments we have already paid.


ANNUITY CERTAIN OPTION
We pay monthly payments for the number of years selected which may be from 5 to 30 years.


VARIABLE ANNUITY OPTIONS
--------------------------------------------------------------------------------


VARIABLE LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.


VARIABLE ANNUITY CERTAIN OPTION
We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is entitled to be commuted and paid in one sum. The Annuitant may elect that the Payee receive all or a portion of this present value.


ADDITIONAL ANNUITY OPTION
You may settle any proceeds payable under the Contract, under any other method of settlement (including joint and survivor settlement options under joint life annuities) we offer at the time of the request.


DETERMINATION OF ANNUITY PAYMENTS
On the Annuity Date, we will apply the adjusted value of the Fixed Account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

.. the Account Value at the end of the Valuation Period which ends immediately preceding the Annuity Date;

.. reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and

.. reduced by any premium or other applicable taxes.

If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.


                                 23  PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

We assess charges under the Contract offered by this Prospectus in three ways:

.. as withdrawal charges (contingent deferred sales charges);

.. as deductions for Contract administration expenses and, if applicable, for premium taxes; and

.. as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.


WITHDRAWAL CHARGES
We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge (contingent deferred sales charge). The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contract including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from your Annuity Account (adjusted by any applicable Market Value Adjustment):

                   Withdrawal Charge Percentage
                                                                     Year Applicable
                                7%                                   During 1st Year since premium payment accepted
                                6%                                   During 2nd Year since premium payment accepted
                                5%                                   During 3rd Year since premium payment accepted
                                4%                                   During 4th Year since premium payment accepted
                                3%                                   During 5th Year since premium payment accepted
                                2%                                   During 6th Year since premium payment accepted
                                1%                                   During 7th Year since premium payment accepted
                                0%                                   Thereafter


When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the amounts remaining in your Annuity Account. If your Annuity Account is allocated among more than one Sub-Account, we will asses the withdrawal charge pro-rata against the amounts remaining within the Sub-Account from which the withdrawals occurred. If the Sub-Accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, we will assess the deficiency pro-rata against amounts remaining within the Sub-Accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then we will deduct the withdrawal charge from the amount paid. We will not impose the withdrawal charge on a premium payment you withdraw after the end of the seventh year from the date we accept such premium payment, nor do we impose the withdrawal charge upon payment of the death benefit or upon amounts applied to an Annuity Option.

We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.


FREE PARTIAL WITHDRAWAL
During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In Writing. This privilege continues until you withdraw all premium payments you paid to your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments remaining without a withdrawal charge each Contract Year. The amount withdrawn must be at least $50.

You must specify the Sub-Accounts from which the amount will be withdrawn. If you do not specify the Sub-Accounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your Sub-Accounts.

Withdrawals taken prior to the Annuity Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


                                 24  PROSPECTUS

ANNUITY ACCOUNT FEE
On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your Sub-Accounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually. If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce your Account Value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you receive during the year. We will not deduct an Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your Account Value is at least $100,000 on the last Valuation Date of that year.


ADMINISTRATIVE FEE
On each Valuation Date, we deduct an Administrative Fee from the assets you have in each Variable Sub-Account to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each Sub-Account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.


PREMIUM TAXES
We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize Account Value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.


CHARGE FOR MORTALITY AND EXPENSE RISKS
The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable Account). If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the Fixed Account.

We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.


MARKET VALUE ADJUSTMENT
Any cash withdrawal, surrender or transfer from a fixed Sub-Account, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge. The Market Value Adjustment does not apply to withdrawals made to satisfy IRS minimum distribution rules for Tax Qualified Contracts.

The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a fixed Sub-Account's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed sub-account. It also reflects the time remaining in the fixed Sub-Account's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is


                                 25  PROSPECTUS
more than.50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

We apply the following formula to compute the Market Value Adjustment:

                 (1 + A)/N/

              ------------------

                 (1 + B)/N/

Where:

A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of the general account assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for the factor. Similarly, if interest rates rise, any negative adjustment will greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment tab" will be made. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the withdrawal, surrender or transfer occurs.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

Straight line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Market Value Adjustment.

Waiver of Withdrawal Charge and Market Value Adjustment

Pursuant to the "Contract Endorsement for Waiver of Charges," we will waive any withdrawal charge and Market Value Adjustment prior to the Annuity Date if any Owner (or Annuitant, if the Owner is not a living person):

1) is first confined after the Endorsement Effective Date to a Long Term Care Facility or Hospital for at least 90 consecutive days, confinement is prescribed by a Physician and is Medically Necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 120 days after discharge; or

2) is first diagnosed by a Physician as having a Terminal Illness after the Endorsement Effective Date and we receive a request for a withdrawal and adequate written proof of the diagnosis. We may require a second opinion at our expense by a Physician that we choose.

Please refer to your Contract endorsement for the meaning of, and limitations imposed by, the terms "Hospital," "Long Term Care Facility," "Medically Necessary," "Physician," and "Terminal Illness."

This feature may not be available in all states or there may be state variations. Please consult with your representative or customer service center for further information.


OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------


DEFERRAL OF PAYMENT
We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any Variable Sub-Account during any period:

.. when the New York Stock Exchange is closed other than customary weekend and holiday closings; or

.. when trading on the New York Stock Exchange is restricted as the SEC determines; or

  (a) when an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable; or

  (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or

                                 26  PROSPECTUS

.. when the SEC may by order permit for the protection of security holders.

We may defer the payment or transfer of amounts you withdraw from any fixed Sub-Account for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to us by check or draft may be postponed until we determine the check or draft has been honored.


DESIGNATION AND CHANGE OF BENEFICIARY
The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner, subject to the "Death of Owner" provision, if the sole surviving Contract owner dies before the Payout Start Date. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation In Writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.


EXERCISE OF CONTRACT RIGHTS
The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person. You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until and unless you designate a new Annuitant In Writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.


TRANSFER OF OWNERSHIP
The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract owner.

You may not transfer ownership of a Tax Qualified Contract except to:

.. the Annuitant;

.. a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code;

.. the employer of the Annuitant provided that the Tax Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
  Section 403(a) of the Code for the benefit of the Annuitant;

.. the trustee of an individual retirement account plan qualified under Section
  408 of the Code for the benefit of the Owner; or

.. as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Tax Qualified
  Contract   may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.


DEATH OF OWNER
If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.

If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.

The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s) of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's


                                 27  PROSPECTUS
spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

If the Owner dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Tax Qualified Contracts.


VOTING FUND SHARES
We will vote Funds' shares held by the Variable Sub-Accounts at the Funds' shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. The number of Funds' shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

If you elect a Variable Annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a Variable Sub-Account by the net asset value per share of the corresponding Fund. There are no voting rights associated with the Fixed Account or a fixed annuity before or after the Annuity Date.

We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders' meeting for them to be considered timely.

Owners participating under Tax Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract funds may be entitled to instruct you as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of a Fund's shareholders. If the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so.

Funds' shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.


ADDING, DELETING, AND SUBSTITUTING INVESTMENTS
We do not control the Funds and cannot guarantee that they will be available for investment in the future or that any Funds will accept premium payments or transfers. In the event any Fund is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Funds are not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the Fixed Account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Variable Account (or any Variable Sub-Account thereof) or that the Variable Account (or any Variable Sub-Account thereof) may purchase. We may eliminate the shares of any of the Funds and substitute shares of another or any other investment vehicle of another open-end, registered investment company if:

.. laws or regulations are changed;

.. shares of the Funds are no longer available for investment; or

                                 28  PROSPECTUS

.. we determine that further investment in any Fund should become inappropriate in view of the purposes of the Variable Account.

If any of these events occurs, substitution of any shares attributable to your interest in a Variable Sub-Account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.

We may establish new Sub-Accounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis we determine. Each additional sub-account will purchase shares in a Fund or in another mutual fund or investment vehicle. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any Sub-Account, we will notify you and request a reallocation of the amounts invested in the eliminated Sub-Account.


CHANGE IN OPERATION OF THE VARIABLE ACCOUNT
At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


MODIFYING THE CONTRACT
If we modify the Contract we will give notice to you (or the Payees after the Annuity Date). We may modify the Contract if such modification:

.. is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

.. is necessary to attempt to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

.. is necessary to reflect a change in the operation of the Variable Account or its Sub-Accounts; or

.. provides additional Variable Account and/or fixed accumulation options.

If we modify the Contract, we may make appropriate endorsement in the Contract.

In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification In Writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.


PERIODIC REPORTS
At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each Variable Sub-Account, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed Sub-Accounts. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.


                                 29  PROSPECTUS

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CG LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF CONNECTICUT GENERAL LIFE INSURANCE COMPANY
CG Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from CG Life, and its operations form a part of CG Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, CG Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, CG Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore CG Life does not intend to make provisions for any such taxes. If CG Life is taxed on investment income or capital gains of the Variable Account, then CG Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. CG Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although CG Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of


                                 30  PROSPECTUS
the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. CG Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE ANNUITY DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Annuity Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Annuity Option, the amounts are taxed in the same manner as annuity payments.




PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.


                                 31  PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by CG Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

CG Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that CG Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all


                                 32  PROSPECTUS
countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

.. Individual Retirement Annuities (IRAs) under Code Section 408(b);

.. Roth IRAs under Code Section 408A;

.. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
  408(p);

.. Tax Sheltered Annuities under Code Section 403(b);

.. Corporate and Self Employed Pension and Profit Sharing Plans under Code
  Section 401; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Code Section 457.

CG Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. CG Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. CG Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. CG Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.


                                 33  PROSPECTUS

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

CG Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. CG Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, CG Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that CG Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien or to certain other 'foreign persons'. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification


                                 34  PROSPECTUS
number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where CG Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


                                 35  PROSPECTUS

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

Lincoln Financial Distributors, Inc. ("LFD") formerly known as Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc., located at 350 Church Street, Hartford, Connecticut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. LFD may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 8.50% of premium payments.


                                 36  PROSPECTUS

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

We may from time to time disclose the current annualized yield of the Money Market variable sub-account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Portfolio or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of one variable accumulation unit of the Money Market variable sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account. We may also disclose the effective yield of the Money Market variable sub- account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We may also advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market variable sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income generated by the variable sub-account over a specific 30-day period. Because the yield is annualized, the yield a variable sub-account generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

We may also advertise or disclose annual average total returns for one or more variable sub-accounts for various periods of time. The standardized total return of a sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the variable sub- account has been in operation for those periods), and a period measured from the date the variable sub-account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market variable sub-account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a variable sub-account and a variable sub-account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

For additional information regarding how we calculate performance data, please refer to the SAI.






                                 37  PROSPECTUS

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the eighteen sub-accounts available under the Contract for each fiscal year from each sub-account's commencement of operations through December 31, 2003. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.


                                                             ACCUMULATION UNIT         NUMBER OF ACCUMULATION
                                                            VALUE AT END OF YEAR        UNITS AT END OF YEAR
AIM V.I. Aggressive Growth - Series I Sub-Account
12/31/04                                                          $10.853                   18,438
12/31/03                                                          $ 9.840                  170,857
12/31/02                                                          $ 7.874                  150,663
12/31/01                                                          $10.321                  210,443
12/31/00                                                          $14.152                  110,431
12/31/99                                                            -----                    -----
AIM V.I. Balanced - Series I Sub-Account(1)
12/31/04                                                          $10.818                   12,106
12/31/03                                                          $10.199                  536,528
12/31/02                                                          $ 8.885                  305,920
12/31/01                                                          $10.864                  239,619
12/31/00                                                          $12.434                   30,689
12/31/99                                                            -----                    -----
AIM V.I. Basic Value - Series I Sub-Account
12/31/04                                                          $12.427                  938,846
12/31/03                                                          $11.342                  911,219
12/31/02                                                          $ 8.604                  741,121
12/31/01                                                          $11.202                  317,064
AIM V.I. Blue Chip - Series I Sub-Account
12/31/04                                                          $ 6.268                  448,936
12/31/03                                                          $ 6.070                  489,560
12/31/02                                                          $ 4.916                  320,383
12/31/01                                                          $ 6.748                  391,905
12/31/00                                                          $ 8.832                  126,000
12/31/99                                                            -----                    -----
AIM V.I. Capital Appreciation - Series I Sub-Account
12/31/04                                                          $23.162                3,799,363
12/31/03                                                          $22.019                4,758,005
12/31/02                                                          $17.233                5,803,419
12/31/01                                                          $23.094                7,767,145
12/31/00                                                          $30.517                9,917,533
12/31/99                                                          $34.720               11,571,957
12/31/98                                                          $24.337               14,259,245
12/31/97                                                          $20.678               16,027,198
12/31/96                                                          $18.467               16,934,302
12/31/95                                                          $15.924               13,216,713
1/31/95                                                           $11.736                7,513,807
1/31/94                                                           $12.380                        0
AIM V.I. Capital Development - Series I Sub-Account
12/31/04                                                          $13.438                   10,100
12/31/03                                                          $11.794                  361,089
12/31/02                                                          $ 8.832                  278,905
12/31/01                                                          $11.385                  160,778
12/31/00                                                          $12.557                   55,567
12/31/99                                                            -----                    -----

                                 38  PROSPECTUS

AIM V.I. Core Equity - Series I Sub-Account
12/31/04                                                          $23.099                2,019,708
12/31/03                                                          $21.488                2,468,527
12/31/02                                                          $17.507                2,959,530
12/31/01                                                          $21.022                4,029,510
12/31/00                                                          $27.618                5,062,010
12/31/99                                                          $32,760                6,002,927
12/31/98                                                          $24.739                6,735,903
12/31/97                                                          $19.639                7,046,189
12/31/96                                                          $15.835                5,709,782
12/31/95                                                          $13.385                2,779,812
1/31/95                                                           $10.216                  622,513
1/31/94                                                             -----                     ----
AIM V.I. Dent Demographic Trends - Series I Sub-Account
 (2)
12/31/04                                                          $ 5.139                  261,243
12/31/03                                                          $ 4.812                  281,855
12/31/02                                                          $ 3.548                  151,723
12/31/01                                                          $ 5.304                  225,643
12/31/00                                                          $ 7.897                  194,934
12/31/99                                                            -----                     ----
AIM V.I. Diversified Income - Series I Sub-Account
12/31/04                                                          $15.368                1,080,171
12/31/03                                                          $14.831                1,370,673
12/31/02                                                          $13.763                1,532,143
12/31/01                                                          $13.637                2,065,944
12/31/00                                                          $13.346                2,628,864
12/31/99                                                          $13.430                3,534,878
12/31/98                                                          $13.885                4,464,714
12/31/97                                                          $13.588                4,695,148
12/31/96                                                          $12.591                4,290,852
12/31/95                                                          $11.585                3,747,828
1/31/95                                                           $ 9.931                2,442,031
1/31/94                                                           $10.749                        0
AIM V.I. Government Securities - Series I Sub-Account
12/31/04                                                          $15.227                  776,794
12/31/03                                                          $15.049                1,110,432
12/31/02                                                          $15.094                1,881,894
12/31/01                                                          $13.961                1,512,166
12/31/00                                                          $13.300                1,368,557
12/31/99                                                          $12.240                1,745,100
12/31/98                                                          $12.575                2,172,332
12/31/97                                                          $11.832                1,962,036
12/31/96                                                          $11.089                1,864,171
12/31/95                                                          $10.991                1,672,986
1/31/95                                                           $ 9.775                1,214,456
1/31/94                                                           $10.260                        0

                                 39  PROSPECTUS

AIM V.I. Growth - Series I Sub-Account
12/31/04                                                          $17.320                2,577,766
12/31/03                                                          $16.222                3,199,929
12/31/02                                                          $12.530                3,772,887
12/31/01                                                          $18.400                5,125,987
12/31/00                                                          $28.214                6,760,943
12/31/99                                                          $35.970                8,060,152
12/31/98                                                          $26.960                9,036,202
12/31/97                                                          $20.376                9,603,064
12/31/96                                                          $16.281                9,484,547
12/31/95                                                          $13.978                7,342,011
1/31/95                                                           $10.491                4,337,355
1/31/94                                                           $11,448                        0
AIM V.I. High Yield - Series I Sub-Account
12/31/04                                                          $ 9.597                    2,504
12/31/03                                                          $ 8.745                  412,326
12/31/02                                                          $ 6.923                  146,264
12/31/01                                                          $ 7.453                  217,985
12/31/00                                                          $ 7.953                   20,047
12/31/99                                                            -----                    -----
AIM V.I. International Growth - Series I Sub-Account
12/31/04                                                          $20.322                2,266,380
12/31/03                                                          $16.612                2,661,698
12/31/02                                                          $13.047                3,218,006
12/31/01                                                          $15.684                4,180,583
12/31/00                                                          $20.794                5,561,441
12/31/99                                                          $28.640                6,796,498
12/31/98                                                          $18.723                8,137,165
12/31/97                                                          $16.434                9,290,316
12/31/96                                                          $15.578                9,121,429
12/31/95                                                          $13,156                6,249,610
1/31/95                                                           $10.738                5,124,627
1/31/94                                                           $12.296                        0
AIM V.I. Mid Cap Core Equity - Series I Sub-Account
12/31/04                                                          $14.048                  557,430
12/31/03                                                          $12.512                  550,759
12/31/02                                                          $ 9.962                  441,858
12/31/01                                                          $11.359                  150,681
AIM V.I. Money Market - Series I Sub-Account
12/31/04                                                          $13.007                  792,045
12/31/03                                                          $13.094                1,223,517
12/31/02                                                          $13.197                2,875,889
12/31/01                                                          $13.221                3,312,539
12/31/00                                                          $12.935                2,429,069
12/31/99                                                          $12.390                3,917,971
12/31/98                                                          $11.994                3,737,115
12/31/97                                                          $11.571                3,289,515
12/31/96                                                          $11.156                4,855,567
12/31/95                                                          $10.775                6,071,486
1/31/95                                                           $10.378                2,979,228
1/31/94                                                           $10.084                        0

                                 40  PROSPECTUS

AIM V.I. Premier Equity - Series I Sub-Account
12/31/04                                                          $23.113                4,300,023
12/31/03                                                          $22.151                5,502,013
12/31/02                                                          $17.952                6,891,628
12/31/01                                                          $26.093                9,613,256
12/31/00                                                          $30.253               12,398,161
12/31/99                                                          $35.930               15,219,966
12/31/98                                                          $28.037               17,453,096
12/31/97                                                          $21.464               18,682,024
12/31/96                                                          $17.591               18,443,298
12/31/95                                                          $15.505               16,590,052
1/31/95                                                           $11.522                9,479,495
1/31/94                                                           $11.922                        0
AIM V.I. Technology - Series I Sub-Account
12/31/04                                                          $11.098                   40,407
12/31/03                                                             ----                     ----
AIM V.I. Utilities - Series I Sub-Account
12/31/04                                                          $12.238                  397,297
12/31/03                                                             ----                     ----

(1) Effective July 1, 2005, the AIM V.I. Balanced Fund-Series I will change its name to AIM V.I. Basic Balanced Fund-Series I. Effective July 1, 2005, a corresponding change in the name of the Variable Sub-Account that invests in that Fund will be made.

(2) Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I .
   Effective July 1, 2005, a corresponding change in the name of the Variable Sub-account that invests in that Portfolio will be made.


                                 41  PROSPECTUS

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The following is the Table of Contents for the Statement of Additional
Information:

--------------------------------------------------------------------------------
THE CONTRACTS--GENERAL PROVISIONS
--------------------------------------------------------------------------------
  The Contracts
--------------------------------------------------------------------------------
  Loans
--------------------------------------------------------------------------------
  Non-Participating Contracts
--------------------------------------------------------------------------------
  Misstatement of Age
--------------------------------------------------------------------------------
  Assignment
--------------------------------------------------------------------------------
  Evidence of Survival
--------------------------------------------------------------------------------
  Endorsement of Annuity Payments
--------------------------------------------------------------------------------
INVESTMENT EXPERIENCE
--------------------------------------------------------------------------------
VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
SAMPLE CALCULATIONS AND TABLES
--------------------------------------------------------------------------------
  Variable Account Calculations
--------------------------------------------------------------------------------
  Fixed Account Calculation--Withdrawal Charge and Market Value Adjustment
  Tables
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SAMPLE CALCULATIONS FOR MALE AGE 35 AT ISSUE
--------------------------------------------------------------------------------
STATE REGULATION OF CG LIFE
--------------------------------------------------------------------------------
ADMINISTRATION
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
CUSTODY OF ASSETS
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
  Money Market Variable Sub-account Yield
--------------------------------------------------------------------------------
  Other Variable Sub-account Yields
--------------------------------------------------------------------------------
  Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Non-Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Portfolio Performance
--------------------------------------------------------------------------------
LEGAL MATTERS
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                 42  PROSPECTUS

                       Statement of Additional Information

                                     For the

                       AIM/CIGNA Heritage Variable Annuity

                                 Issued through

                      CG Variable Annuity Separate Account

                                   Offered by

                   Connecticut General Life Insurance Company

                                Mailing Address:

                             Customer Service Center
                                 P.O. Box 80469
                             Lincoln, NE 68501-0469

                             Telephone: 800-776-6978
                                Fax: 847-402-9543

                           For New York Customers Only
                             Customer Service Center
                                 P.O. Box 82656
                             Lincoln, NE 68501-2656

                             Telephone: 800-692-4682
                                Fax: 847-402-9543

This Statement of Additional Information ("Statement") supplements the information in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company ("CG Life" or the "Company") through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 2005, by calling or writing to Customer Service Center at the mailing address shown above. Terms used in this Statement have the same meaning as in the Prospectus for the Contracts.

This Statement is not a prospectus. It should be read only in conjunction with the Prospectus for the Contracts and CG Variable Annuity Separate Account.

Except as otherwise noted, this Statement uses the same defined terms as the Prospectus.

                                Dated May 1, 2005

                                Table of Contents



The Contracts -- General Provisions
        The Contracts
        Loans
        Non-Participating Contracts
        Misstatement of Age
        Assignment
        Evidence of Survival
        Endorsement of Annuity Payments
Investment Experience
Variable Accumulation Unit Value and Variable Accumulation Value
Net Investment Factor
Sample Calculations and Tables
        Variable Account Calculations
        Fixed Account Calculation-Withdrawal Charge and Market Value Adjustment Tables
        Sample Calculations for Male Age 35 at Issue
State Regulation of CG Life
Administration
Distribution of the Contracts
Custody of Assets
Historical Performance Data
        Money Market Variable Sub-account Yield
        Other Variable Sub-account Yields
        Standard Variable Sub-account Total Returns
        Non-Standard Variable Sub-account Total Returns
        Adjusted Historic Portfolio Performance
Legal Matters
Legal Proceedings
Experts
Financial Statements



In order to supplement the description in the Prospectus, the following provides additional information about CG Life and the Contracts which may be of interest to you, the Contract Owner.



                       The Contracts -- General Provisions

The Contracts

A Contract, attached riders, amendments, the application, and any applications for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

We may change or amend the Contracts, if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or Federal law, rule or regulation.

Loans

The Contracts do not permit loans.

Non-Participating Contracts

The Contracts do not participate or share in our profits or surplus earnings.

Misstatement of Age

If the age of the Annuitant is misstated, then we will adjust the amounts payable by us to those amounts that the Premium Payments would have purchased for the correct age. We will make these adjustments according to our effective rates on the Date of Issue. If we overcharge, then we will charge our next payments succeeding the adjustment, with interest at the rate of 6% per year, compounded annually. We will pay any underpayment in a lump sum.

Assignment

During the lifetime of the Annuitant, you, the Owner, may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but your rights and the rights of any Beneficiary are subject to the terms of the assignments. An assignment will not bind us until the original assignment or a certified copy has been filed at the Customer Service Center. We are not responsible for the validity of the assignment. An assignment may have adverse income tax consequences. You may not assign rights under
Qualified Contracts. You should consult your legal or tax counsel before assigning any rights under a Contract.

Evidence of Survival

We reserve the right to require evidence of the survival of any Payee at the time any payment to that Payee is due under the following Annuity Options: Life Annuity (fixed); Life Annuity with Certain Period (fixed); Cash Refund Life Annuity (fixed); Variable Life Annuity; Variable Life Annuity with Certain Period.

Endorsement of Annuity Payments

Allstate Life Insurance Company and Allstate Life Insurance Company of New York ("Allstate"), the administrator of the Contract, will send each annuity payment by check. The Payee must personally endorse each check. We may require proof of the Annuitant's survival.





                              Investment Experience

On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each Variable Sub-Account. The portion of your Annuity Account Value held in any Variable Sub-Account equals the number of sub-account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

Variable Accumulation Unit Value and Variable Accumulation Value

When we receive a Premium Payment we will credit that portion of the Premium Payment to be allocated to the Variable Sub-Accounts to the Variable Account in the form of Variable Accumulation Units. We determine how many Variable Accumulation Units to credit by dividing the dollar amount allocated to a particular Sub-Account by the Variable Accumulation Unit Value for that particular Sub-Account during the Valuation Period that we receive the Premium Payment. For the initial Premium Payment, we use the Valuation Period during which we accept the Premium Payment.

The Variable Accumulation Unit Value for each Variable Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Sub-Account. We determine the Variable Accumulation Unit Value for the particular variable Sub-Account for any subsequent Valuation Period by multiplying the Variable Accumulation Unit Value for the particular Variable Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Sub-Aaccount for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Sub-Account credited to the Variable Account for such Valuation Period. The variable accumulation value of each Variable Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Sub-Account by the Variable Accumulation Unit Value of the particular Variable Sub-Account for such Valuation Period.

                              Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a variable sub-account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Valuable Accumulation Unit may increase, decrease, or remain the same.

The Net Investment Factor for any variable sub-account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a) is the net result of:

          (1) the net asset value of a Fund Portfolio share held in the variable sub-account determined as of the end of the Valuation Period, plus


          (2) the per share amount of any dividend or other distribution declared on the Fund portfolio shares held in the variable sub-account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes that we pay or reserve for during the Valuation Period which we determine to be attributable to the operation of the Variable Account Sub-account.

(b) is the net asset value of the Fund portfolio shares held in the variable sub-account determined as of the end of the preceding Valuation Period; and


(c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

                         Sample Calculations and Tables

Variable Account Calculations

     Variable Accumulation Unit Value Calculation. Assume the net asset value of a Fund portfolio share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current total charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).

     Variable Annuity Unit Value Calculation. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 ($13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552).
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

     Variable Annuity Payment Calculation. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular variable sub-account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Variable Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

Fixed Account Calculation - Withdrawal Charge and Market Value Adjustment Tables

The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.





Sample Calculations for Male Age 35 at Issue

                              Cash Surrender Values

Single premium....................................$100,000
Premium taxes.....................................       0
Withdrawals.......................................    None
Guaranteed period................................. 5 years
Guaranteed interest rate..........................      8%
Annuity date......................................  Age 70
Index rate A......................................    7.5%
Index rate B...................................... 8.00% end of policy year 1
                                                   7.75% end of policy year 2
                                                   7.00% end of policy year 3
                                                   6.50% end of policy year 4
Percentage adjustment to B........................ 0.5%





                           Surrender Value Calculation


                  (1)            (2)          (3)                (4)              (5)           (6)             (7)
                  Annuity       Index Rate    Adjusted          Minimum         Greater of      Surrender       Surrender
Contract Year     Value         Factor        Annuity Value     Value          (3) & (4)        Charge          Value
                 --------       -------      -------------      -------         ---------       -------         -------

1...............$107,965       0.963640          $104,039       $102,965          $104,039      $5,950          $98,089
2...............$116,567       0.993056          $115,758       $106,019          $115,758      $5,100          $110,658
3...............$125,858       1.000000          $125,858       $109,165          $125,858      $4,250          $121,608
4...............$135,891       1.004673          $136,526       $112,404          $136,526      $3,400          $133,126
5...............$146,727       1.000000          $146,727       $115,742          $146,727      $2,550          $144,177




                            Annuity Value Calculation

Contract Year                                        Annuity Value
------------------------------------------------------------------
1........................................   $100,000 X 1.08 - $35 = $107,965
2........................................   $107,965 X 1.08 - $35 = $116,567
3........................................   $116,567 X 1.08 - $35 = $125,858
4........................................   $125,858 X 1.08 - $35 = $135,891
5........................................   $135,891 X 1.08 - $35 = $146,727

                          Surrender Charge Calculation

                               (1)                            (2)                               (3)
                               ---                            ---                               ---
                               Surrender                   Surrender                         Surrender
Contract Year                 Charge Factor                Charge Factor                      Charge
- ----------------------------------------------------------------------------------------------------
1........................        0.07                           0.0595                        $5,950
2........................        0.06                           0.0510                        $5,100
3........................        0.05                           0.0425                        $4,250
4........................        0.04                           0.0340                        $3,400
5........................        0.03                           0.0255                        $2,550
                                 ----                           ------                        ------


Market Value Adjustment Tables

                        Interest Rate Factor Calculation

                            (1)                 (2)                    (3)              (4)              (5)
                             Index              Index                 Adjusted                           (1+A)
Contract Year                Rate A             Rate B             Index Rate B          N               (1+B)
------------------------------------------------------------------------------------------------------------------------

1..........................   7.5%               8.00                     8.50          4               0.963640
2..........................   7.5%               7.75                     7.75          3               0.993056
3..........................   7.5%               7.00                     7.50          2               1.000000
4..........................   7.5%               6.50                     7.00          1               1.004673
5.........................    7.5%                 NA                       NA          0                     NA




                            Minimum Value Calculation

Contract Year                                 Minimum Value

---------------------------------------------------------------
1...................................  $100,000 X 1.03 - $35 = $102,965
2...................................  $102,965 X 1.03 - $35 = $106,019
3...................................  $106,019 X 1.03 - $35 = $109,165
4...................................  $109,165 X 1.03 - $35 = $112,404
5...................................  $112,404 X 1.03 - $35 = $115,742

                           State Regulation of CG Life

CG Life, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. We file an annual statement with the Connecticut Department of Insurance each year covering our operations and reporting on the financial condition as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine our liabilities and reserves and the Variable Account. The Connecticut Department of Insurance also periodically conducts a full examination of our operations. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate.

The law of the state in which the Contract is delivered governs the Contract. The values and benefits of each Contract are at least equal to those required by such state.

                                 Administration

Allstate performs certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

                          Distribution of the Contracts

We are no longer offering new Contracts for sale. The Contracts have been sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents were registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the principal underwriter for the Variable Account, Lincoln Financial Distributors, Inc. ("LFD"), Hartford, Connecticut. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. LFD also acts as the principal underwriter for certain other separate accounts. We pay commissions and other distribution compensation. Those payments will not be more than 8.50% of premium payments.

As of January 1, 1998, LFD, formerly Sagemark Consulting, formerly CIGNA Financial Advisors, Inc., a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

The Prospectus describes the sales charges that apply to the Contracts. There are no variations in sales load.

                                Custody of Assets

We are the Custodian of the Variable Account's assets. We or our agent will purchase the Fund's shares at net asset value according to the Purchasers' instructions. We will redeem the Fund's shares at net asset value in order to meet the Variable Account's contractual obligations, pay charges relative to the Variable Account or make adjustments for annuity reserves held in the Variable Account. We hold the Variable Sub-Accounts' assets separate and apart from the assets of any of our other segregated asset accounts and separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Fund held by each of the Variable Sub-Accounts of the Variable Account. Our fidelity bond provides additional protection for the Variable Account's assets. The fidelity bond covers the acts of our officers and employees. Its policy limit as of May 1, 2003, is $100,000,000.

                           Historical Performance Data

                     Money Market Variable Sub-account Yield

We may disclose the current annualized yield of the Money Market Variable Sub-account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of one unit of the Money Market Variable Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market Variable Sub-Account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We calculate the effective yield by compounding the unannualized base period return according to the following formula:

        Effective Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1


The yield on amounts held in the Money Market Variable Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

Other Variable Sub-Account Yields

We may advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market Variable Sub-Account) for 30-day periods. The annualized yield of a Variable Sub-Account refers to income that the variable sub-account generates over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                         Yield = 2 [(a - b + 1)(6) - 1]

                                       cd

                                     Where:

a = net investment income earned during the period by the particular portfolio attributable to shares owned by the variable sub-account.

b = expenses accrued for the period.
c = the average daily number of accumulation  units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.


Because the Variable Account imposes charges and deductions, a Variable Sub-Account's yield will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may apply to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid, less prior partial surrenders, depending on the Contract Year of surrender.

The yield on amounts held in the Variable Sub-Accounts normally fluctuates over time. Therefore, the disclosed yield for any given past period does not indicate or represent future yields or rates of return. The types and quality of the Fund's investments and its operating expenses affect a Variable Sub-Account's actual yield.

                   Standard Variable Sub-Account Total Returns

We may advertise or disclose annual average total returns for one or more of the Variable Sub-Accounts for various periods of time. When a Variable Sub-Account has been in operation for 1, 5 and 10 years, respectively, we will provide the total return for these periods. We may also disclose total returns for other periods of time. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment on the last day of each of the periods.

We calculate total returns using Variable Sub-Account Unit Values that we calculate on each Valuation Period. We base Variable Sub-Account Unit Values on the performance of the Sub-Account's underlying portfolio, reduced by the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. We deduct the resulting percentage from the return in calculating the ending redeemable value. These figures do not reflect any premium taxes, charges or credits for market value adjustments. Total return calculations reflect the effect of withdrawal charges that may apply to a particular period. We will then calculate the total return according to the following formula:

                P(l + T)(to the power of n) = ERV

                Where:

                P = A hypothetical initial Premium Payment of $1,000.

                T = Average annual total return.

                n = Number of years in the period.

                ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).







                 Non-Standard Variable Sub-Account Total Returns

We may disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that we assume that the withdrawal charge percentage is 0%.

We may also disclose cumulative total returns in conjunction with the standard format described above. We calculate the cumulative returns by using the following formula and assuming that the withdrawal charge percentage is 0%.

CTR = (ERV/P) - 1

                                     Where:

CTR = The cumulative total return net of variable sub-account recurring charges for the period.

             ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

             P = A hypothetical initial payment of $10,000

             Non-standard performance data will only be advertised if standard performance data is also disclosed.



Adjusted Historical Portfolio Performance

We may also disclose yield and total return for the Fund's Portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the Portfolios and the assumption that the Variable Sub-Accounts were in existence for the same periods as those of the Portfolios, with some or all of the charges equal to those currently assessed against the Variable Sub-Accounts.





                                  Legal Matters

Mark A. Parsons, Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, has passed upon all matters of Connecticut law pertaining to the Contracts. This includes the Contracts' validity and our right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws.
                                Legal Proceedings


Various CIGNA entities are defendants in several proposed class action lawsuits brought in federal court against the managed care industry by physicians and members of health plans. The lawsuits allege violations under one or more of the Employment Retirement Income Security Act ("ERISA"), the Racketeer Influenced and Corrupt Organizations Act ("RICO") and various state laws. They challenge, in general terms, the mechanisms used by managed care companies in connection with the delivery of or payment for health care services. The complaints seek injunctive relief, unspecified damages (subject, in the case of RICO, to trebling) and attorneys' fees.

These federal cases against the Company are Shane v. Humana, Inc., et al. (CIGNA subsidiaries added as defendants in August 2000), Mangieri v. CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), and Pickney v. CIGNA Corporation and CIGNA Health Corporation (filed November 22, 1999, in the United States District Court for the Southern District of Mississippi). Plaintiffs in the Shane and Mangieri cases are physicians, and in the Pickney case, a health plan subscriber. These cases were transferred to the United States District Court for the Southern District of Florida, along with other cases against other managed care companies and similar cases subsequently filed against the Company in other federal courts, for consolidated pretrial proceedings. On September 26, 2002, the United States District Court for the Southern District of Florida denied class action certification to the health plan subscriber plaintiffs in the consolidated Pickney case, and certified a class of physician plaintiffs in the consolidated Shane and Mangieri cases. The U.S. Court of Appeals for the Eleventh Circuit has granted the defendant's request for review of the decision to certify the physician class. The plaintiff's request for reconsideration of the denial of class status to the subscriber class was denied by the district court, and the plaintiffs did not appeal.

The Company was also a defendant in similar state court cases. On March 29, 2001, a trial judge in Madison County, Illinois certified a class of providers in Kaiser and Corrigan v. CIGNA Corporation, et al., a case alleging breach of contract and seeking increased reimbursements. An Amended Complaint in Kaiser included federal claims under ERISA and RICO, and the case was removed to federal court in Illinois, where a settlement agreement between the parties was filed on November 26, 2002. If approved, the agreement will encompass most of the claims brought on behalf of health care providers asserted in other state and federal jurisdictions, including the Shane and Mangieri cases. On February 21, 2003 the Judicial Panel for Multidistrict Litigation ordered the Illinois case to be transferred to the Florida federal court, which will decide whether the settlement should be approved. In connection with the Kaiser matter, CIGNA recognized an after-tax charge of $50 million ($77 million pre-tax) in the fourth quarter of 2002. As this matter has not been resolved, adjustments to this amount in future periods are possible.

The Department of Justice and Office of Inspector General of the Department of Health and Human Services investigated a subsidiary of CIGNA, Lovelace Health Systems, Inc. ("Lovelace") regarding Medicare cost reporting practices for the years 1990 through 1999. Medicare cost reports form the basis for reimbursements to Lovelace by the Centers for Medicare and Medicaid Services for Medicare covered services that Lovelace provides to eligible individuals. In 2002, CIGNA increased reserves for this matter by $9 million after-tax ($14 million pre-tax). This matter was resolved on December 4, 2002 by a settlement agreement between the parties. The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, CIGNA is responding to subpoenas concerning contractual relationships between pharmaceutical companies and CIGNA's health care operations.

On October 25, 2002, the Securities and Exchange Commission notified CIGNA that it has opened an informal inquiry into matters relating to CIGNA. Several purported class action lawsuits have been filed against CIGNA and certain of its officers by individuals who seek to represent a class of purchasers of CIGNA securities from May 2, 2001 to October 24, 2002. The complaints allege, among other things, that the defendants violated SEC Rule 10b-5 by misleading CIGNA shareholders with respect to the company's performance during the class period. Another purported class action lawsuit has been filed against CIGNA and certain officers by an individual who seeks to represent a class of participants in the CIGNA 401(k) Plan who allegedly suffered losses on investments in CIGNA stock from May 2, 2001 to the present. The complaint asserts, among other things, that the same actions alleged in the shareholder suits violated ERISA. The complaints have been filed in the United States District Court for the Eastern District of Pennsylvania by the following individual plaintiffs on the dates indicated:
Edward Kaminski (October 25, 2002); Jeffrey Lubin (October 29, 2002); Jean Mullin (October 29, 2002); Janis Dolan (October 31, 2002); Harvard Kolm (November 1, 2002); Joseph G. Blandford (December 6, 2002); Jeremy Schiff (December 13, 2002); and Donna Huntsman (February 4, 2003, the ERISA suit). Plaintiffs seek compensatory damages and attorneys' fees and, in the ERISA suit, injunctive relief.

On November 7, 2002, a purported shareholder derivative complaint nominally on behalf of CIGNA was filed in the United States District Court for the Eastern District of Pennsylvania by Evelyn Hobbs. The complaint alleges breaches of fiduciary duty by CIGNA's directors, including, among other things, their "failure to monitor, investigate and oversee Cigna's management information system" and seeks compensatory and punitive damages. A similar complaint, filed on November 19, 2002 in the New Castle County (Delaware) Chancery Court by Jack Scott has been dismissed by the plaintiff and refiled in the United States District Court for the Eastern District of Pennsylvania so it can be consolidated with the Hobbs case and the shareholder cases.

On December 18, 2001, Janice Amara filed a purported class action lawsuit in the United States District Court for the District of Connecticut against CIGNA Corporation and the CIGNA Pension Plan on behalf of herself and other similarly situated participants in the CIGNA Pension Plan who earned certain Plan benefits prior to 1998. The plaintiffs allege, among other things, that the Plan violated ERISA by impermissibly conditioning certain post-1997 benefit accruals on the amount of pre-1998 benefit accruals, and that these conditions are not adequately disclosed to plan participants. The plaintiffs were granted class certification on December 20, 2002, and seek equitable relief.

CIGNA is routinely involved in numerous lawsuits and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to CIGNA's consolidated results of operations, liquidity or financial condition.


                                     Experts

The statutory financial statements of Connecticut General Life Insurance Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the related consolidated financial statement schedules included in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, as stated in their report, which is included herein , and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising CG Variable Annuity Separate Account as of December 31, 2004 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                              Financial Statements

The financial statements of the Variable Account, which is comprised of the financial statements of the underlying Sub-Accounts, as of December 31, 2004 and for each of the periods in the two year period then ended, the consolidated financial statements of CG Life as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the accompanying Reports of the Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements of CG Life included herein should be considered only as bearing upon the ability of the CG Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate that we credit during a Guaranteed Period.

                               CONNECTICUT GENERAL

                             LIFE INSURANCE COMPANY

                         STATUTORY FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Connecticut General Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which differs from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2004.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.


/s/ PricewaterhouseCoopers, LLP

February 28, 2005

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                            STATUTORY BALANCE SHEETS

(In millions, except share information)
As of December 31,                                                                                             2004           2003
                                                                                                       ------------    -----------
ASSETS Cash and invested assets:
    Bonds, principally at amortized cost (market, $9,161; $20,914)                                     $      8,204    $    19,239
    Preferred stocks, at cost (market, $6; $9)                                                                    6              7
    Common stocks, at market (cost, $17; $61)                                                                    41             79
    Mortgage loans                                                                                            2,724          7,536
    Real estate                                                                                                 144            236
    Policy loans                                                                                              1,556          1,528
    Other invested assets                                                                                       507            417
    Cash, cash equivalents and short-term investments                                                           242            468
                                                                                                       ------------    -----------
       Total cash and invested assets                                                                        13,424         29,510
Amounts due from reinsurers                                                                                     168            224
Deferred tax assets                                                                                             285            480
Premiums and considerations receivable                                                                          699            869
Accrued investment income                                                                                       194            363
Other assets                                                                                                    454            605
Separate account assets                                                                                      35,441         37,554
                                                                                                       ------------    -----------
    Total assets                                                                                       $     50,665    $    69,605
                                                                                                       ============    ===========
LIABILITIES
Aggregate reserves for life, accident and health policies and contracts                                $      8,478    $     9,320
Premium and deposit fund liabilities                                                                            826         16,131
Contract claims - accident and health                                                                         1,260          1,323
Other policy and contract liabilities                                                                           588            593
Accrued commissions, expenses and taxes                                                                         661            697
Remittance and items not allocated                                                                              187            308
Asset valuation reserve                                                                                         212            230
Interest maintenance reserve                                                                                    282            253
Other liabilities                                                                                               350            318
Separate account liabilities                                                                                 35,390         37,503
                                                                                                       ------------    -----------
    Total liabilities                                                                                  $     48,234    $    66,676
                                                                                                       =============   ===========
CONTINGENCIES - NOTE 12

CAPITAL AND SURPLUS
Capital stock (shares issued and outstanding: 5,978,322)                                               $         30    $        30
Paid in surplus                                                                                                 311          1,255
Unassigned surplus                                                                                            2,090          1,644
                                                                                                       ------------    -----------
    Total capital and surplus                                                                                 2,431          2,929
                                                                                                       ------------    -----------
    Total liabilities and capital and surplus                                                          $     50,665   $     69,605
                                                                                                       =============   ===========

The Notes to the Statutory Financial Statements are an integral part of these statements.

                                        2




                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

        STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS


(In millions)
For the years ended December 31,                                                              2004        2003         2002
                                                                                         ---------    --------     --------


REVENUES
Premiums and annuity and other considerations                                            $   5,557    $  6,422     $  6,468
Commissions and expense allowances on reinsurance ceded                                         66          84           86
Net investment income and amortization of IMR                                                1,223       2,174        2,226
Other revenues                                                                                  --          --          515
                                                                                         ---------    --------     --------
         Total                                                                               6,846       8,680        9,295
                                                                                         ---------    --------     --------

BENEFITS AND EXPENSES
Benefits expense                                                                             5,915       7,771        7,654
Interest on policy or contract funds                                                           202         896        1,056
Increase (decrease) in policy reserves                                                        (622)     (1,298)         547
Commissions expense                                                                            133         161          177
General insurance expenses and taxes                                                           441         506          736
Net transfers from separate accounts                                                          (178)       (134)        (397)
Policyholder dividends                                                                           5          14           20
                                                                                         ---------    --------     --------
         Total                                                                               5,896       7,916        9,793
                                                                                         ---------    --------     --------

INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES                                      950        764          (498)
Federal income taxes (benefit)                                                                 289        173          (165)
                                                                                         ---------    --------     --------
INCOME (LOSS) FROM OPERATIONS                                                                  661         591         (333)
Realized capital gains (losses), net of taxes and interest maintenance reserve                 155         114         (112)
                                                                                         ---------    --------     --------

NET INCOME                                                                                     816         705         (445)
Dividends paid to stockholder                                                                 (331)       (300)        (350)
Additional paid in (contributed to) surplus                                                   (944)         --          850
Change in:
         Surplus as a result of reinsurance                                                    (20)        (30)         (36)
         Net unrealized capital gains                                                           34          33           21
         Net deferred income tax                                                              (107)       (203)         162
         Non-admitted assets                                                                    35         329          (34)
         Liability for reinsurance in unauthorized companies                                     1          75          (69)
         Reserve valuation basis                                                                --          --           (5)
         Asset valuation reserve                                                                18         (48)          50
         Other gains in surplus                                                                 --          70           13
                                                                                         ---------    --------     --------

Net increase (decrease) in capital and surplus                                                (498)        631          157

Capital and surplus, beginning of year                                                       2,929       2,298        2,141
                                                                                         ---------    --------     --------
CAPITAL AND SURPLUS, End of Year                                                         $   2,431    $  2,929     $ 2, 298
                                                                                         =========    ========     ========

The Notes to the Statutory Financial Statements are an integral part of these statements.


                                        3




                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                        STATUTORY STATEMENTS OF CASH FLOW


(In millions)

For the years ended December 31,                                                        2004            2003            2002
                                                                                   ---------        --------        --------
NET CASH FROM OPERATIONS
Premiums and annuity and other considerations                                      $   5,811        $  6,538        $  6,316
Net investment income                                                                  1,201           2,208           2,167
Miscellaneous income                                                                     146              29             992
                                                                                   ---------        --------        --------
     Total revenues received                                                           7,158           8,775           9,475
                                                                                   ---------        --------        --------
Benefits and loss related payments                                                     6,261           8,612           7,484
Commissions, expenses and taxes                                                          544             552             954
Net transfers from separate accounts                                                    (182)           (218)           (409)
                                                                                   ---------        --------        --------
         Total benefits, expenses and transfers paid                                   6,623           8,946           8,029
Dividends to policyholders                                                                 5              14              21
Federal income taxes paid (received)                                                     155            (429)            224
                                                                                   ---------        --------        --------
      Total expenses paid                                                              6,783           8,531           8,274
                                                                                   ---------        --------        --------
      Net cash provided by operations                                                    375             244           1,201
                                                                                   ---------        --------        --------
NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
   Bonds                                                                               4,576           9,104           4,623
   Stocks                                                                                 58              51              87
   Mortgage loans                                                                        860           1,884           1,955
   Real estate                                                                            43              69              28
   Other, net                                                                             83             418             337
                                                                                   ---------        --------        --------
      Net proceeds from investments sold, matured or repaid                            5,620          11,526           7,030
                                                                                   ---------        --------        --------
  Cost of investments acquired:
   Bonds                                                                              (4,069)         (8,090)         (8,083)
   Stocks                                                                                 (5)            (43)             (2)
   Mortgage loans                                                                       (934)         (1,849)         (1,029)
   Real estate                                                                            (4)            (11)            (27)
   Other, net                                                                           (291)           (297)            (61)
                                                                                   ---------        --------        --------
      Net cost of investments acquired                                                (5,303)        (10,290)         (9,202)
                                                                                   ---------        --------        --------
   Net (increase) decrease in policy loans and premium notes                             (28)            600             295
                                                                                   ---------        --------        --------
         Net cash provided by (used in) investment activities                            289           1,836          (1,877)
                                                                                   ---------        --------        --------
NET CASH FROM FINANCING
Net deposits (withdrawals) on deposit-type contract funds                               (451)         (2,052)            219
Contribution from parent                                                                  --              --             850
Other sources (uses)                                                                    (108)            (10)             28
Dividends paid to stockholder                                                           (331)           (300)           (350)
                                                                                   ---------        --------        --------
         Net cash provided by (used in) financing activities                            (890)         (2,362)            747
                                                                                   ---------        --------        --------
Net change in cash and short-term investments                                           (226)           (282)             71
Cash and short-term investments, beginning of year                                       468             750             679
                                                                                   ---------        --------        --------
Cash and short-term investments, end of year                                       $     242        $    468        $    750
                                                                                   =========        ========        ========

The Notes to the Statutory Financial Statements are an integral part of these statements.


                                        4




                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   Nature of Operations

     Connecticut   General  Life   Insurance   Company  (the   "Company")  is  a
     wholly-owned  subsidiary of Connecticut General Corporation (CGC), which is an indirect  wholly-owned  subsidiary  of CIGNA  Corporation  (CIGNA).  The
     Company and its subsidiaries  provide employee benefits offered through the workplace.  Principal  products  and  services  are group  life and  health insurance  In addition,  the Company has an  international  operation  that offers similar products to businesses and individuals in selected  markets,
     and  has  certain  inactive  businesses   including  a  run-off  retirement
     operation (see Note 3) and a run-off reinsurance operation.  The Company is domiciled  in the state of  Connecticut  and  licensed  in all  states  and selected international locations.

B.   Accounting Practices

     The  Statutory  Financial  Statements  of  the  Company  are  presented  in conformity with accounting  practices  prescribed or permitted by the State of  Connecticut  Insurance  Department  (the  "Department").  The  National
     Association  of  Insurance   Commissioners'   (NAIC)  Statutory  Accounting
     Principles  (SAP),  as outlined in the Accounting  Practices and Procedures
     Manual  (APPM)  effective  January  1,  2001,  have  been  adopted  by  the
     Department as a component of prescribed or permitted accounting practices.

     Effective  January 1, 2003,  the Company  adopted  Statement  of  Statutory
     Accounting Principle (SSAP) No. 86, Accounting for Derivative Instruments and Hedging Activities. See Note 6 for further information.

     Certain reclassifications have been made to prior year amounts to conform to the 2004 presentation.

C.   Use of Estimates in the Preparation of the Financial Statements

     The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Significant estimates include those used in determining aggregate reserves and policy and contract liabilities, related reinsurance recoverables, and valuation allowances for invested assets. SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

D.   Accounting Policy

     (1)  Financial  Instruments:  In the normal course of business, the Company
          enters  into   transactions   involving  various  types  of  financial
          instruments, including investments such as bonds, preferred and common stock and off-balance  sheet financial  instruments such as investment and loan  commitments.  These  instruments  may change in value due to interest rate and market  fluctuations  and most have credit risk. The
          Company evaluates and monitors each financial instrument  individually and, where appropriate,  obtains collateral or other forms of security to limit risk of loss. Financial  instruments that are subject to fair value disclosure  requirements are carried in the financial statements at amounts that  approximate  fair value,  except for bonds,  mortgage loans and deposit fund  liabilities.  Fair values of off-balance sheet financial instruments are disclosed in Note 6.

          Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments with comparable terms and credit quality, except for the fair value for bonds which is based on estimated market values as specified by the NAIC. If market values of bonds are not provided by the NAIC, amortized cost is used as market value.

     (2) Cash and Cash Equivalents: Cash and cash equivalents consist of short-term investments with original maturities of three months or less.

                                        5

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (3)  Investments:   Investments   are   valued  in   accordance   with  the
          requirements  of the NAIC.  The  carrying  values of  investments  are generally stated as follows:

          Bonds,  short-term  investments  and preferred  stock.  Investments in bonds,  short-term  investments  and  redeemable  preferred  stock are carried at amortized cost, and non-redeemable preferred stock at cost, except  those in or near  default,  which are  carried at fair  value.
          Bonds and preferred  stock are considered  impaired and amortized cost is written down to fair value,  when  management  expects a decline in value to persist.  Bonds that are delinquent or restructured to modify basic financial  terms,  typically to reduce the interest rate and, in certain cases,  extend the term, are placed on non-accrual status, and
          thereafter   interest  income  is  recognized  only  when  payment  is
          received.

          Common stocks. Common stocks are carried at fair value except for common stocks of affiliates that are valued using methods described in
          Note 1(D)(17).

          Mortgage  loans and policy loans.  Mortgage loans and policy loans are carried at the unpaid principal balance. Mortgage loans are considered impaired  when it is probable  that the  Company  will not collect all amounts according to the contractual  terms of the loan agreement.  If impaired,  a valuation  reserve is established to record any change in the fair value of the underlying  collateral  below the carrying value
          of  the  mortgage   loan.   Mortgage  loans  that  are  delinquent  or
          restructured to modify basic financial terms,  typically to reduce the interest rate and, in certain  cases,  extend the term,  are placed on non-accrual  status, and thereafter interest income is recognized only when payment is received.

          Real estate. Investment real estate can be occupied by the company, held for the production of income, or held for sale. The Company carries real estate occupied by the company and held for the production of income at depreciated cost less encumbrances; and any write downs to fair value due to impairment are recorded as a realized loss. Depreciation is generally calculated using the straight-line method based on the estimated useful life of each asset.

          The  Company   acquires   most  real  estate  held  for  sale  through
          foreclosure of mortgage loans. At the time of foreclosure, the Company values the asset  received  at the lower of its fair value at the time of the  foreclosure  or the mortgage  carrying value  recognizing  any decrease  as a  realized  capital  loss.  The  recorded  fair value is
          established   as  the  new  cost  basis  and  the  asset  acquired  is
          reclassified  from  mortgage  loans  to  real  estate.  Subsequent  to foreclosure, these investments are carried at the lower of depreciated cost or current fair value less  encumbrances  and estimated  costs to
          sell.   Valuation   reserves  reflect  changes  in  fair  value  after
          foreclosure. The Company considers several methods in determining fair value for real estate,  but relies  primarily on discounted  cash flow analyses.

          Derivative financial instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction. The specific asset, liability, or anticipated transaction to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives are recorded at fair value, with changes in fair value recognized in net income when the derivatives terminate. Changes in fair value are recognized currently in net income.

          Investment gains and losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from asset sales, write-downs and valuation reserves are determined using the specific identification method and are recognized in net income.

     (4)  Nonadmitted  Assets:  Certain  assets are excluded  from the Company's balance sheet and are charged to unassigned surplus. These nonadmitted
          assets  include  furniture  and  equipment,   leasehold  improvements,
          electronic data processing equipment,  unsecured receivables,  prepaid expenses and overdue insurance premiums.

     (5)  Separate  Accounts:   Separate  Account  assets  and  liabilities  are
          principally  carried at fair value and  represent  policyholder  funds maintained in accounts  having  specific  investment  objectives.  The investment income, gains and losses of these accounts generally accrue to the policyholders and,  therefore,  do not affect the Company's net income.

                                        6

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (6) Aggregate Reserves: Aggregate reserves for life, health and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities were calculated using the net level premium method and the modified preliminary term method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner's Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount using rates that do not exceed the statutory maximums.
          Current discount rates ranged from 2% to 13.25% in both 2004 and 2003, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums. The Company also discounts liabilities for certain cancelable disability insurance business. The liabilities at December 31, 2004 and 2003 included $80.7 million and $94.8 million, respectively, of such discounted reserves.
          The aggregate amount of discount at December 31, 2004 and 2003 is $23.0 million and $28.5 million, respectively.

     (7)  Premium and Deposit Fund  Liabilities:  Premium and deposit  funds are
          liabilities  for   investment-related   products.   These  liabilities
          primarily  consist of deposits received from customers and accumulated
          net  investment   income  on  their  fund  balances  less  accumulated
          administrative charges.

     (8)  Other Policy and Contract  Liabilities:  Liabilities  for other policy and contract  claims are estimates of payments to be made on insurance claims for reported  losses and estimates of incurred but not reported losses.  Estimated amounts of reinsurance recoverable on unpaid losses
          are  deducted  from  the  liability  for  unpaid   claims.   Estimated
          liabilities    are    established    for    policies    that   contain
          experience-rating provisions.

     (9) Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products and group life and accident and health insurance are considered revenue when due.

     (10) Participating Business: The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's participating line of business.

     (11) Income  Taxes:  The  Company is included  in the  consolidated  United
          States federal income tax return filed by CIGNA, the Company's ultimate parent. Pursuant to the Tax Sharing Agreement with CIGNA, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes
          (temporary difference). Note 7 contains detailed information about the Company's income taxes.

     (12) Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the market value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

     (13) Interest  Maintenance  Reserve (IMR): The IMR is a reserve designed to defer  realized  capital  gains  and  losses  resulting  from  general interest  rate  changes.  As  prescribed  by the NAIC,  such  realized capital  gains and losses,  net of related  taxes,  are  deferred  and amortized  to net  investment  income  over  the  stated  or  expected maturity of the invested asset disposed. To the extent the deferral of
          capital  losses   results  in  a  net  asset,   such  amount  will  be
          non-admitted.

     (14) Reinsurance in Unauthorized Companies: The Company has ceded insurance liabilities with insurers not licensed by, or not approved by, the Department. To the extent such liabilities are not collateralized, Connecticut insurance regulations require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $33.2 million and $34.3 million as of December 31, 2004 and 2003, respectively and were reported in other liabilities.

     (15) Other  Liabilities:  Other  liabilities  consist of various  insurance
          related   liabilities   including   amounts   related  to  reinsurance
          contracts,  guaranty fund  assessments  that management can reasonably estimate,  accrued  commissions and general expenses including premium and state taxes, postretirement and postemployment benefits.

                                        7

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (16) Loan-backed and Other Structured Securities: Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. Significant changes in estimated cash flows from the original purchase assumptions for loan-backed and structured securities that have potential for loss of a significant portion of the original investment are accounted for using the prospective method. These securities are presented on the balance sheet as components of bonds. The Company had loan-backed securities of $660 million at December 31, 2004 and $2.4 billion as of December
          31, 2003.

          Prepayment assumptions for loan-backed securities and other structured securities were obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities except for interest only securities, which are valued using the prospective method.

     (17) Subsidiaries, Controlled, and Affiliated (SCA) Entities: Subsidiaries, controlled, and affiliated entities are carried at market, statutory equity, adjusted statutory equity or GAAP equity as appropriate in accordance with SSAP No. 46, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as components of common stock and other invested assets.

     (18) Joint  Ventures,  Partnerships  and Limited  Liability  Companies:  In
          accordance with SSAP No. 48, Joint Ventures,  Partnerships and Limited
          Liability   Companies,   joint  ventures,   partnerships  and  limited
          liability   companies  are  reported  in  other  invested  assets  and
          generally  use  the  statutory  equity  method  as  defined.   Limited
          partnerships in which the Company has a minor  ownership  interest are recorded based on the underlying  audited GAAP equity of the investee.
          These  investments are presented on the balance sheet as components of other invested assets.

     (19) Differences between NAIC SAP and GAAP. Statutory accounting principles as described  above differ in some  respects from  generally  accepted
          accounting  principles  (GAAP).  Under  GAAP,   differences  in  these
          financial statements include the following:

          o Acquisition costs are deferred and amortized over the estimated contract period of the related policies.

          o    Aggregate   reserves  for  life  policies  are  calculated  using
               mortality,  interest  and expense  assumptions  derived  from the
               Company's own experience or various actuarial  tables.  Aggregate reserves for variable annuities are based on fund balances.

          o    Non-admitted  assets  less  applicable   allowance  accounts  are
               restored to the balance sheet.

          o    The AVR and the IMR are not provided.

          o The liability for reinsurance in unauthorized companies is not recorded.

          o A transition obligation for post-retirement benefits other than pensions was fully recognized in 1992. The post-retirement benefit obligation includes a portion accrued for employees not currently eligible for post-retirement benefits.

          o Fixed maturities and preferred stocks classified as available for sale are carried at fair value. Adjustments to fair value are recorded in shareholder's equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust reserves for certain annuities and deferred income taxes.

          o    Prior to sale of retirement  benefits business,  fixed maturities
               and  equity  securities   classified  as  securities   supporting
               experience-rated  pension policyholder  contracts were carried at fair  value.  Adjustments  to fair  value are  reported  in other revenues. Under the experience-rating  process, results generally accrue to  policyholders  and are offset by amounts  reported  in benefits expense.

          o Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.

          o Investments in subsidiaries are consolidated rather than carried on the balance sheet as described above.

          o Statutory deferred taxes assets are limited to the admittable amount allowed in accordance with SSAP No. 10, "Income Taxes."
               GAAP deferred tax assets or liabilities also include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset is net of a valuation allowance which reflects management's assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change.

          Preparing financial statements in accordance with GAAP results in an increase in total assets and equity of $19.1 billion and $1.2 billion and an increase in net income of $158 million for 2004. Preparing financial statements in accordance with GAAP results in an increase in total assets and equity of $9.6 billion and $1.6 billion and an increase in net income of $289 million for 2003.

                                        8

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (20) Rounding: The Company elected to use rounding in reporting certain amounts in the statement. The amounts in this statement pertain to the entire Company's business including, as appropriate, its Separate
          Account business.

NOTE 2- ACCOUNTING  CHANGES AND  DIFFERENCE  BETWEEN FILED ANNUAL  STATEMENT AND
AUDITED FINANCIAL STATEMENTS

The Company did not have a change in accounting principles during the periods ended December 31, 2004 and 2003.

In 2004, the Company identified an adjustment that impacted the Company's 2001 and prior annual statements filed with regulatory authorities. The net impact of this adjustment was recorded in unassigned surplus for the year ended December
31, 2003.

(In millions)                                                          2003
                                                            ---------------
Total capital and surplus per Annual Statement              $         2,859
Adjustment:
Federal income tax recoverable and related benefit                       70
                                                            ---------------
Total adjusted capital and surplus                          $         2,929
                                                            ===============

NOTE 3 - SALE OF RETIREMENT BENEFITS BUSINESS

On April 1, 2004, CIGNA sold its retirement benefits business, excluding the corporate life insurance business, both of which are written by the Company, for cash proceeds of $2.1 billion.

Prior to the sale, the Company distributed a dividend consisting of all of the outstanding stock of its subsidiary CIGNA Life Insurance Company (CLIC) to its parent company, Connecticut General Corporation (CGC). As part of the sale, the Company ceded its retirement business to CLIC. The Company distributed a second dividend consisting of cash and invested assets of $0.9 billion, to CGC, which was contributed to CLIC to support the transferred business. CGC sold CLIC to The Prudential Insurance Company of America, a subsidiary of Prudential
Financial, Inc. Subsequently, CLIC was renamed Prudential Retirement Insurance and Annuity Company (PRIAC).

At June 30, 2004, the Company  reported a loss on  reinsurance of  approximately
$1.2 billion ($820 million, net of tax) as a result of the sale of the business.
This loss is offset by an IMR adjustment on reinsurance of approximately  $1,185 million  ($770  million,  net  of  tax)  and a  realized  gain  on  real  estate transferred  of  approximately  $77  million,  net of tax.  The sales  agreement provides for post-closing  adjustments;  however, any future adjustments are not expected to be material to the  Company's  results of  operations,  liquidity or financial condition.

Upon closing the sale, the Company reinsured $15.1 billion of general account liabilities under an indemnity reinsurance and assumption arrangement and $35.2 billion of general and separate account liabilities under modified coinsurance and assumption arrangements, including $33.4 billion in separate account liabilities. The Company also transferred invested assets with a fair value of approximately $16.1 billion along with other assets and liabilities as part of the indemnity reinsurance arrangement.

On December 1, 2004, the Company transferred $3.8 billion of separate account assets supporting modified coinsurance arrangements to the buyer and converted these arrangements to indemnity coinsurance.

At December 31, 2004, the Company had approximately $1.8 billion of invested assets, primarily fixed maturities and mortgage loans, supporting a modified coinsurance arrangement with PRIAC, which were held in a business trust established by the Company. This modified coinsurance arrangement provides for conversion to an indemnity reinsurance structure. PRIAC will assume ownership of the trust assets in 2006 unless PRIAC elects termination, in which case the Company would retain the trust assets and the insurance liabilities.

                                        9

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - INVESTMENTS

A.   Bonds

     The amortized cost and market value by contractual maturity periods for bonds were as follows at December 31, 2004:

        -------------------------------------------------------------------------------------
                                                                           2004
        -------------------------------------------------------------------------------------
                                                               Amortized             Fair
        (In millions)                                             Cost               Value
                                                             -------------      -------------
        Due in one year or less                              $         129      $         131
        Due after one year through five years                        1,197              1,302
        Due after five years through ten years                       2,802              2,969
        Due after ten years                                          2,768              3,368
        Mortgage- and other asset-backed securities                  1,308              1,391
                                                             -------------      -------------
        Total                                                $       8,204      $       9,161
                                                             =============      =============

     Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

        -----------------------------------------------------------------------------------------------------------
                                                                     December 31, 2004
        -----------------------------------------------------------------------------------------------------------
                                                  Amortized          Unrealized         Unrealized            Fair
        (In millions)                                  Cost        Appreciation       Depreciation           Value
                                               ------------       -------------       ------------       ---------
        Federal government                     $         33       $           4       $         --       $      37
        State and local government                      302                 223                 --             525
        Foreign government                              263                  19                 (1)            281
        Corporate                                     6,298                 645                (16)          6,927
        Asset-backed                                  1,308                  87                 (4)          1,391
                                               ------------       -------------       ------------       ---------
        Total                                  $      8,204       $         978       $        (21)      $   9,161
                                               ============       =============       ============       =========

        ------------------------------- ---------------------------------------------------------------------------
                                                                     December 31, 2003
        ------------------------------- ---------------------------------------------------------------------------
                                                  Amortized          Unrealized         Unrealized            Fair
        (In millions)                                  Cost        Appreciation       Depreciation           Value
                                               ------------       -------------       ------------       ---------
        Federal government                     $        411       $           7       $          -       $     418
        State and local government                      359                 183                 (1)            541
        Foreign government                              324                  29                 (5)            348
        Corporate                                    13,800               1,229                (58)         14,971
        Asset-backed                                  4,345                 305                (14)          4,636
                                               ------------       -------------       ------------       ---------
        Total                                  $     19,239       $       1,753       $        (78)      $  20,914
                                               ============       =============       ============       =========

     Private placement bonds constituted 48% and 45% of the bond portfolio at December 31, 2004 and 2003, respectively.

     For the year ended December 31, 2004, the Company recognized $931 million of gross realized gains on proceeds from sales of fixed maturities of $16.1 billion. For the year ended December 31, 2003, the Company recognized $224 million of gross realized gains on proceeds from sales of fixed maturities of $9.1 billion. For the year ended December 31, 2002, the Company recognized $176 million of gross realized losses on proceeds from sales of fixed maturities of $4.6 billion.

Review of Declines in Fair Value

The Company reviews fixed maturities and equity securities for impairment based on criteria that include:

     o    length of time and severity of decline;

     o    financial health and specific near term prospects of the issuer; and

     o changes in the regulatory, economic or general market environment of the issuer's industry or geographic region.

                                        10

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


As of December 31, 2004, fixed maturities with a decline in fair value from cost
(primarily investment grade corporate bonds) were as follows, including the length of time of such decline:


        (In millions)               Amortized    Unrealized            Fair
                                        Value          Cost    Depreciation
                                   ----------    ----------    ------------
        One year or less:
           Investment grade        $    1,072    $    1,086    $         14
           Below investment
           grade                   $       31    $       32    $          1
        More than one year:
           Investment grade        $      103    $      106    $          3
           Below investment
           grade                   $       29    $       30    $          1
                                   ----------    ----------    ------------


As of December 31, 2004 there are no equity securities with a significant decline in fair value from cost.

See Note 4 (D) for discussion of impairments included in realized gains and losses.

B.   Mortgage Loans

      (In millions)                                                                          2004               2003
                                                                                           -------            -------
      The minimum and maximum lending rates during 2004 and 2003 were as                Min      Max       Min       Max
                                                                                        ---      ---       ---       ---
      follows:
           City Loans                                                                  4.2%     9.4%      3.9%      7.2%
           Purchase Money Mortgage Loans                                                 -%       -%        6%        6%
      The Company reduced interest rates on outstanding mortgage loans with principal amounts as follows:
           1-2%                                                                        $         --       $          25
           2-3%                                                                                  --                   8
           over 3%                                                                               --                  48
      During 2004 and 2003, the maximum percentage of any one loan to the
      value of security at the time of the loan was:                                          79.1%               78.5%

          o    As of year end, the Company held  mortgages  with  interest  more than 180 days  past due  with a  recorded  investment,  excluding accrued interest:
               (a)  Total  interest due on mortgages with interest more than 180
                    days past due                                                                 1                  --
          o    Current year impaired  loans with a related  allowance for credit
               losses                                                                            19                  90
          o    Related allowance for credit losses                                                2                  16
          o    Impaired  mortgage  loans  without an allowance for credit losses                106                 254
          o    Average recorded investment in impaired loans                                    225                 277
          o    Interest income recognized during the period the loans were impaired              10                  25
          o    Amount of interest  income  recognized on a cash basis during the
               period the loans were impaired                                                     4                   1
          o    Allowance for credit losses:
          o    Balance at the beginning of the period                                            16                  10
          o    Additions charged to operations                                                    1                   6
          o    Direct write-downs charged against the allowance                                 (15)                 --
          o    Recoveries of amounts previously charged off                                      --                  --
          o    Balance at the end of the period                                                   2                  16

                                        11

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


At December 31, mortgage loans comprised the following property types and geographic regions:


(In millions)                                  2004                2003
                                        -----------         -----------
Property type:
   Office buildings                     $     1,020         $     2,931
   Retail facilities                            743               1,881
   Apartment buildings                          305                 917
   Hotels                                       286                 909
   Industrial                                   321                 745
  Other                                          49                 153
                                        -----------         -----------
Total                                   $     2,724         $     7,536
                                        ===========         ===========




(In millions)                                  2004                2003
                                        -----------         -----------
Geographic region:
   Central                              $       564         $     1,824
   Pacific                                      658               1,749
   Middle Atlantic                              486               1,153
   South Atlantic                               571               1,693
   Mountain                                     200                 712
   New England                                  245                 405
                                        -----------         -----------
Total                                   $     2,724         $     7,536
                                        ===========         ===========

The fair value of the Company's mortgage loans as of December 31, 2004 and 2003 was $2.9 billion and $8.1 billion, respectively.

C.   Debt Restructuring

     (In millions)                                                                      2004                2003
                                                                                    --------            --------
     The total recorded investment in restructured loans, as of year end            $     54            $    149
     The realized capital losses related to these loans                             $      9            $     57

     The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans is generally recognized on a cash basis.

D.   Impairments

     Net realized investment gains and losses included impairments in the value of investments of $23 million in 2004, $128 million in 2003 and $203 million in 2002.

NOTE 5 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company recognized no significant impairment write downs on investments in Joint Ventures, Partnerships and Limited Liability Companies during the year ended December 31, 2004.

The Company recognized the following impairment write-downs during the years ended December 31, 2003 and 2002:

2003

Worcester Center: The Company recognized a $13.6 million impairment due to a significant decrease in the market value due to two major tenants announcing intentions to vacate the building for alternate locations.

                                        12

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2002

Worcester Center: The Company recognized a $27.8 million impairment due to a significant change in the extent or manner in which the asset is used. Fair value was determined using the present value of future cash flows generated by the property.

454P00 CORAC, LLC: The Company recognized a $14.2 million impairment due to a significant decrease in the market value of the asset. Fair value was determined using the present value of future cash flows generated by the property.

NOTE 6 - DERIVATIVE INSTRUMENTS

The Company's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivatives to minimize interest rate, foreign currency and equity price risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk. The accounting loss the Company would incur if all dealers completely failed to perform under derivative contracts would be the total positive net fair values by dealers, or $0.1 million and $1.1 million at the end of 2004 and 2003, respectively. The Company does not provide, nor require dealers to provide, collateral to support derivative contracts, except for futures contracts. The Company has segregated in a tri-party arrangement certain long term bonds as collateral under future contracts. Total par value and fair market value at December 31, 2004 were $240.6 million and $224.4 million, respectively.

Under SSAP No. 86, effective January 1, 2003, in order to qualify for hedge accounting the derivative must be designated as a hedge of a specific asset, liability, or anticipated transaction. The specific item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2004 and 2003, the Company's derivative contracts were as follows (in millions of dollars):

  Derivative                  Notional Amount                 Carrying Amount                  Fair Value
  ----------                  ---------------                 ---------------                  ----------
                            2004            2003           2004            2003            2004           2003
                          ------          ------         ------          ------          ------         ------
  Forwards                $  112          $2,959         $   (2)             (2)             (2)          (256)
  Futures                  1,334           1,670              -               -               -              -
  Swaps                      453             663              -               2             (29)           (15)
  Options                     96              94              -               -               -              -
                          ------          ------         ------          ------          ------         ------
Total                     $1,995          $5,386         $   (2)              -             (31)          (271)
                          ======          ======         ======          ======          ======         ======


                                        13

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments. Notional amounts are
in millions of dollars.
                      Notional
  Instrument           Amount           Risk            Purpose                Cash Flows             Accounting Policy
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
                   2004        2003
                 ------      ------
Forward Swaps    $-          $2,729  Interest    Prior to the April     The Company               Prior to the April 1,
                                     Rate Risk   1, 2004 sale of the    periodically exchanges    2004 sale of the
                                                 retirement benefits    the difference between    retirement benefits
                                                 business, to hedge     variable and fixed rate   business, using hedge
                                                 fair value changes     cash flows, to begin at   accounting, forward
                                                 in pension policy      a designated future       swaps are reported at
                                                 contracts.             date.                     amortized cost in pension
                                                                                                  policy liabilities.
                                                                                                  The cash  flows of forward
                                                                                                  swaps are  reported  with
                                                                                                  the  results of the hedged
                                                                                                  liabilities in benefits
                                                                                                  expense.
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
Futures and         1,434     1,800  Primarily   To hedge domestic      For futures, the          Under hedge accounting,
Foreign                              Equity      and international      Company receives (pays)   futures activity and
Currency                             and         equity market          cash daily in the         changes in the fair
Forwards                             Foreign     exposures that         amount of the change in   values of forward
                                     Currency    guarantee minimum      fair value of the         contracts are primarily
                                     Risks       death benefits         futures contracts.  For   reported in other
                                                 resulting from         foreign currency          revenues.  Fair values
                                                 changes in variable    forwards, the Company     of the foreign currency
                                                 annuity account        periodically exchanges    forward contracts are
                                                 values based on        the difference between    reported in short-term
                                                 underlying mutual      domestic and              investments or other
                                                 funds.                 international             liabilities.   Fair
                                                                        currencies, to begin at   values of forward
                                                                        a designated future       contracts hedging
                                                                        date.  The Company        foreign currency cash
                                                                        maintains foreign         balances are reported in
                                                                        currency cash balances    unrealized gains and
                                                                        to facilitate the hedge.  losses and, when
                                                                                                  settled, in realized
                                                                                                  gains and losses.
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
Swaps                 312       517  Interest    To hedge the           The Company               Using hedge accounting,
                                     Rate and    interest or foreign    periodically exchanges    swaps are reported at
                                     Foreign     currency cash flows    cash flows between        amortized cost in fixed
                                     Currency    of fixed maturities    variable and fixed        maturities.  Net
                                     Risk        and mortgage loans     interest rates or         interest cash flows are
                                                 to match associated    between two currencies    reported in net
                                                 liabilities.           for both principal and    investment income.
                                                 Currency swaps are     interest.
                                                 primarily euros, and
                                                 extend for periods
                                                 of up to 17 years.
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
Options                84        80  Interest    To hedge the           The Company pays          Using hedge accounting,
                                     Rate Risk   possibility of         periodic fees to third    options are reported at
                                                 policyholder cash      parties, and may          amortized cost in
                                                 surrender when         receive or pay cash       aggregate write-ins for
                                                 underlying             upon the policyholder's   invested assets, with
                                                 investment book        surrender of the          amortization reported in
                                                 values are greater     policy, based on book     benefits expense.
                                                 than market values.    and market values of
                                                                        underlying investments
                                                                        at the time of
                                                                        surrender.
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
                       12        12  Equity      To hedge the effect    The Company pays an       Using hedge accounting,
                                     Risk        of changes in the      up-front fee to third     options are reported at
                                                 liability for          parties, and may          fair value in aggregate
                                                 reinsurance            receive cash at the end   write-ins for invested
                                                 contracts covering     of the contract based     assets, with changes in
                                                 the excess layer       on the change in the      fair value reported in
                                                 represented by the     equity index.             benefits expense.
                                                 index feature of
                                                 equity indexed
                                                 annuities.
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------

                                       14

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For the year ended December 31, 2004, the Company realized gains (losses) of $(328.7) million on swaps and $(8.7) million on foreign currency forwards, and $(113.7) million on futures. For the year ended December 31, 2003, the Company realized gains (losses) of $(160.8) million on swaps, $(19.8) million on foreign currency forwards and $(464.7) million on futures.

NOTE 7 - INCOME TAXES

The Company is a member of a consolidated federal income tax sharing agreement and calculates deferred taxes on a separate company, reporting entity basis. The
Company's gross deferred tax assets and liabilities are determined by identifying its temporary differences. These temporary differences are measured using a "balance sheet" approach by comparing statutory and tax basis balance sheets for that entity.

A. The components of the net deferred tax asset (liability) at December 31, 2004 and 2003 are as follows:

     (In millions)                                                                           December 31,          December 31,
                                                                                                2004                  2003
                                                                                            ------------          -------------
     Total of gross deferred tax assets                                                     $      1,003          $       1,245
     Total of deferred tax liabilities                                                              (216)                  (361)
                                                                                            ------------          -------------
     Net deferred tax asset                                                                          787                    884
     Deferred tax asset nonadmitted                                                                 (502)                  (404)
                                                                                            ------------          -------------
     Net admitted deferred tax asset                                                        $        285          $         480
                                                                                            ============          =============
     Current year increase (decrease) in deferred tax assets nonadmitted                    $         98          $        (231)
                                                                                            ============          =============

B. Deferred tax liabilities are not recognized for the following amounts:

     As of December 31, 2004 and 2003, the Company had a balance of $450 million in its Policyholder Surplus account. This amount will not likely become taxable as a result of enacted tax legislation. Stock life insurance companies may distribute, within a two-year window, amounts from the Policyholder Surplus Account to the parent company without incurring federal income tax.

C. The provision/(recoverable) for incurred taxes on earnings for the years ended December 31, 2004 and 2003 are:

     (In millions)                                          December 31,         December 31,        December 31,
                                                                2004                 2003                2002
                                                       ---------------------   -----------------  -------------------
     Federal                                           $                (127)  $             172  $              (166)
     Foreign                                                               1                   1                    1
                                                       ---------------------   -----------------  -------------------
     Total                                                              (126)                173                 (165)
     Federal income tax on net capital gains                             415                 (80)                 (56)
     Utilization of capital loss carryforwards                            --                 (39)                  --
                                                       ---------------------   -----------------  -------------------
     Federal and foreign income taxes incurred         $                 289   $              54  $              (221)
                                                       =====================   =================  ===================

                                       15


     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

      (In millions)                                    December 31,             December 31,
      Deferred tax assets:                                2004                     2003
      --------------------                        -------------------       -------------------
      Other Insurance & Contractholder                            218                       271
      Liability
      Employee and Retiree Benefit Plans                          100                       121
      Deferred Acquisition Costs                                  169                       190
      Investments, Net                                            143                       204
      Depreciation and Amortization                                --                         5
      Restructuring Costs                                          32                        52
      Nonadmitted Assets                                          155                       203
      Deferred Gain                                               153                       162
      Other                                                        33                        37
                                                  -------------------       -------------------
      Total deferred tax assets                                 1,003                     1,245
      Nonadmitted deferred tax assets                            (502)                     (404)
                                                  -------------------       -------------------
     Admitted deferred tax assets                                 501                       841
                                                  -------------------       -------------------

      (In millions)                                   December 31,              December 31,
      Deferred tax liabilities:                           2004                      2003
      -------------------------
                                                  -------------------       -------------------
      Other Insurance and Contractholder          $               (27)      $              (129)
      Liability
      Deferred Acquisition Costs                                   (4)                       (3)
      Investment Net                                              (88)                     (104)
      Depreciation and Amortization                               (95)                     (124)
      Nonadmitted Assets                                           --                        (1)
      Other                                                        (2)                       --
                                                  -------------------       -------------------
      Total deferred tax liabilities                             (216)                     (361)
                                                  -------------------       -------------------
      Net admitted deferred tax asset             $               285       $               480
                                                  ===================       ===================

     The adjusted change in net deferred income taxes is comprised of the following: (this analysis is exclusive of nonadmitted assets as the Change in Nonadmitted Assets is reported with the Change in Net Deferred Income
     Taxes in the surplus section of the financial statements).

     (In millions)                                                 December 31,         December 31,            Change
                                                                       2004                 2003
                                                                  ----------------   -----------------    -----------------
     Total deferred tax assets                                    $          1,003   $           1,245    $            (242)
     Total deferred tax liabilities                                           (216)               (361)                 145
                                                                  ----------------   -----------------    -----------------
     Net deferred tax asset                                       $            787                 884    $             (97)
     Tax effect of unrealized losses                                                                                    (10)
                                                                                                          -----------------
     Current year - change in net deferred income tax                                                     $            (107)
                                                                                                          =================

                                       16

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D. The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

     (In millions)                                            December 31,           December 31,          December 31,
                                                                 2004                   2003                  2002
                                                            ------------------    ------------------   ------------------
     Provision computed at statutory rate                   $              816    $              340   $             (269)
     Foreign tax                                                            (2)                   (2)                  --
     Investment items                                                      (22)                  (25)                   3
     IMR                                                                  (430)                  (11)                  --
     Affiliate distribution                                                (11)                  (76)                  --
     Other, net                                                             (1)                    1                   (2)
                                                            ------------------    ------------------   ------------------
     Total                                                  $              350    $              227   $             (268)
                                                            ==================    ==================   ==================

     Federal and foreign income taxes incurred              $              289    $               54   $             (221)
     Change in net deferred income taxes                                   107                   203                 (162)
     Tax effect of nonadmitted assets                                      (46)                  (30)                 115
                                                            ------------------    ------------------   ------------------
     Total statutory income taxes                           $              350    $              227   $             (268)
                                                            ==================    ==================   ==================

E. (1) At December 31, 2004, the Company has utilized all of its net capital loss carryforwards originating in 2002. At December 31, 2003, the Company had no net capital loss carryforwards originating in 2003.

     (2) The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses (in millions):

                 2004:     $239
                 2003:     $314

F.   The Company's Federal Income Tax return is consolidated with CIGNA
     Corporation, a Delaware corporation, and the following subsidiaries of CIGNA Corporation.

     (1) CIGNA Corporation


                  Arizona Healthplan, Inc.
                  CG Individual Tax Benefits Payments, Inc.
                  CG Life Pension Benefits Payments, Inc.
                  CG LINA Pension Benefits Payments, Inc.
                  CIGNA Behavioral Health of California, Inc.
                  CIGNA Behavioral Health, Inc.
                  CIGNA Benefits Processing Ireland Ltd.
                  CIGNA Brazil Holdings, Inc.
                  CIGNA Community Choice, Inc.
                  CIGNA Dental Health of California, Inc.
                  CIGNA Dental Health of Colorado, Inc.
                  CIGNA Dental Health of Delaware, Inc.
                  CIGNA Dental Health of Florida, Inc.
                  CIGNA Dental Health of Illinois, Inc.
                  CIGNA Dental Health of Kansas, Inc.
                  CIGNA Dental Health of Kentucky, Inc.
                  CIGNA Dental Health of Maryland, Inc.
                  CIGNA Dental Health of Missouri, Inc.
                  CIGNA Dental Health of New Jersey, Inc.
                  CIGNA Dental Health of New Mexico, Inc.
                  CIGNA Dental Health of North Carolina, Inc.
                  CIGNA Dental Health of Ohio, Inc.
                  CIGNA Dental Health of Pennsylvania, Inc.
                  CIGNA Dental Health of Texas, Inc.
                  CIGNA Dental Health of Virginia, Inc.

                                       17


                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  CIGNA Dental Health Plan of Arizona, Inc.
                  CIGNA Dental Health, Inc.
                  CIGNA Dental Merger Corporation
                  CIGNA Direct Marketing Company, Inc.
                  CIGNA Federal Benefits, Inc.
                  CIGNA Financial Partners, Inc.
                  CIGNA Global Holdings, Inc.
                  CIGNA Global Reinsurance Company, Ltd.
                  CIGNA Health Corporation
                  CIGNA HealthCare Benefits, Inc.
                  CIGNA HealthCare Mid-Atlantic, Inc.
                  CIGNA HealthCare of Arizona, Inc.
                  CIGNA HealthCare of California, Inc.
                  CIGNA HealthCare of Colorado, Inc.
                  CIGNA HealthCare of Connecticut, Inc.
                  CIGNA HealthCare of Delaware, Inc.
                  CIGNA HealthCare of Florida, Inc.
                  CIGNA HealthCare of Georgia, Inc.
                  CIGNA HealthCare of Illinois, Inc.
                  CIGNA HealthCare of Indiana, Inc.
                  CIGNA HealthCare of Maine, Inc.
                  CIGNA HealthCare of Massachusetts, Inc.
                  CIGNA HealthCare of New Hampshire, Inc.
                  CIGNA HealthCare of New Jersey, Inc.
                  CIGNA HealthCare of New York, Inc.
                  CIGNA HealthCare of North Carolina Administrators, Inc.
                  CIGNA HealthCare of North Carolina, Inc.
                  CIGNA HealthCare of Ohio, Inc.
                  CIGNA HealthCare of Pennsylvania, Inc.
                  CIGNA HealthCare of South Carolina, Inc.
                  CIGNA HealthCare of St. Louis, Inc.
                  CIGNA HealthCare of Tennessee, Inc.
                  CIGNA HealthCare of Texas, Inc.
                  CIGNA HealthCare of Utah, Inc.
                  CIGNA HealthCare of Virginia, Inc.
                  CIGNA HealthCare Preferred of Maine, Inc.
                  CIGNA HealthCare Preferred of New Hampshire, Inc.
                  CIGNA HealthCare Preferred of New York, Inc.
                  CIGNA Holdings Overseas, Inc.
                  CIGNA Holdings, Inc.
                  CIGNA Insurance Group, Inc.
                  CIGNA Insurance Services Company
                  CIGNA IntegratedCare, Inc.
                  CIGNA Intellectual Property, Inc.
                  CIGNA International Corporation (f/k/a CIGNA Worldwide, Incorporated)
                  CIGNA International Finance Inc.
                  CIGNA International Investment Advisors, Ltd.
                  CIGNA International Services, Inc.
                  CIGNA Investment Advisors Inc. (f/k/a TimesSquare Capital Management, Inc.)
                  CIGNA Investment Group, Inc. CIGNA Investments, Inc.
                  CIGNA Life Insurance Company of New York
                  CIGNA Managed Care Benefits Company
                  CIGNA Mezzanine Capital, Inc.
                  CIGNA Mezzanine Partners, III, Inc.
                  CIGNA Printing, Inc.
                  CIGNA RE Corporation
                  CIGNA Realty Resources, Inc.-Twelfth
                  CIGNA Resource Manager, Inc.
                  CIGNA Retirement Benefits Services, Inc.
                  CIGNA Worldwide Insurance Company (formerly INA International Insurance Company)
                  Congen Properties, Inc.
                  Connecticut General Benefit Payments, Inc.
                  Connecticut General Corporation

                                       18

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  Connecticut General Life Insurance Company
                  Connecticut General Realty Resources, Inc.-Fourth
                  Cottage Grove Real Estate, Inc. (f/k/a Silverbrook Real Estate and Development Company)
                  Cottage Grove Vessels, Inc.
                  Healthsource Benefits, Inc.
                  Healthsource Indiana, Inc.
                  Healthsource Management, Inc.
                  Healthsource Properties, Inc.
                  Healthsource South, Inc.
                  Healthsource, Inc.
                  International Rehabilitation Associates, Inc.
                  INTRACORP, Inc.
                  Life Insurance Company of North America
                  LINA Benefit Payments, Inc.
                  Linatex, Inc.
                  Malrosian, Inc.
                  MCC Independent Practice Association of New York, Inc.
                  Cottage Grove Real Estate, Inc. (formerly SilverBrook Real Estate and Development Company)
                  Tel-Drug, Inc.

     CIGNA Corporation's  indirectly  wholly-owned domestic subsidiary insurance companies  have entered into a  Consolidated  Federal  Income Tax Agreement
     (the "Agreement") which became effective as of April 1, 1982. The Agreement sets  forth the method of  allocation  of  federal  income  taxes for CIGNA
     Corporation and its wholly-owned domestic subsidiaries, including insurance
     subsidiaries.   The  Agreement  provides  for  immediate  reimbursement  to companies  with net  operating  losses to the extent that their  losses are used to reduce  consolidated  taxable  income;  while those  companies with
     current  taxable  income  as  calculated   under  federal  separate  return
     provision,  are liable for payments  determined as if they had each filed a separate  return.  However,  current  credit is given for any  foreign  tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.

NOTE 8 - INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

The Company is indirectly owned by CIGNA Corporation.

The Company and certain related parties have entered into service contracts and cost-sharing arrangements. These arrangements include providing or being provided with computer, claims, policy writing, maintenance and other services, as well as equipment, supplies and office space. CIGNA Corporation, the ultimate parent company, allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

(1)  The Company was provided  certain  rehabilitation,  utilization  review and medical bill review services by  International  Rehabilitation  Associates,
     Inc. d/b/a  INTRACORP  ("IRA").  IRA recorded  revenue from the Company for such services of approximately $58.9 million in 2004, $30.5 million in 2003
     and  $137.1   million  in  2002.  The  Company  and  IRA  are  both  direct subsidiaries  of  Connecticut  General  Corporation  ("CGC"),  an  indirect subsidiary of CIGNA Corporation.

(2) The Company has contracted with CIGNA Investments, Inc. ("CII") for investment advisory services. The Company and CII are indirect subsidiaries of CIGNA Holdings, Inc., which is a direct subsidiary of CIGNA Corporation.
     The Company paid CII $20.9 million in 2004, $34.1 million in 2003 and $31.8 million in 2002 for these services.

(3)  The Company has an arrangement with its affiliate CIGNA Health  Corporation and its subsidiaries and affiliates for the provision of provider  networks and other administrative services for group health benefit plans insured or administered  by the Company.  CG Life paid $780.1 million in 2004,  $950.0 million in 2003 and $963.6 million in 2002 under this  arrangement,  called the Network Access Agreement.  There were no fees pertaining to open access or for preferred provider  organizations during 2004. Open access fees were
     $15.3  million  in 2003  and  $29.5  million  in 2002.  Preferred  provider organization  fees were $5.3 million in 2003 and $12.4  million in 2002. CG
     Life and CIGNA Health  Corporation are both direct  subsidiaries of CGC, an indirect subsidiary of CIGNA Corporation.

(4)  CIGNA Corporation  allocated  corporate  overhead expenses of approximately
     $82.2 million in 2004,  $112.5  million in 2003 and $101.5 million in 2002, to the Company. With the exception of a limited number of expenses held at the corporate level

                                       19

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     such as expenses relating to investments and the servicing of debt, all operating expenses of CIGNA Corporation were allocated. These allocations were based on work effort studies and other appropriate methods, while other expenses such as outside legal fees were directly charged to the related company.

(5)  The Company paid CIGNA  Benefits  Processing  Ireland,  Ltd  ("CBPI")  $6.8
     million  in  2004,  $6.0  million  in 2003  and  $3.3  million  in 2002 for providing  claims  processing  services.  The  Company  and CBPI are direct subsidiaries of CGC.

(6)  The Company has an arrangement with CIGNA Behavioral  Health,  Inc. ("CIGNA
     Behavioral"), under which CIGNA Behavioral provides utilization review and other administrative services for the Company in connection with group coverage for mental health and substance abuse. CIGNA Behavioral also develops provider networks and/or acts as the preferred or exclusive provider organization. The Company incurred fees of approximately $ 18.7 million in 2004, $18.5 million in 2003 and $15.3 million in 2002, to CIGNA
     Behavioral under these arrangements. The Company and CIGNA Behavioral are direct subsidiaries of CGC, which is an indirect subsidiary of CIGNA
     Corporation.

(7)  Under a  third  party  administrator  agreement  with  the  Company,  CIGNA
     Behavioral  administers fully insured contracts with employer groups. Funds are  maintained in the Company's  bank account from which CIGNA  Behavioral reimburses itself for administrative fees and pays claims. Net proceeds are remitted to the Company quarterly.  CIGNA Behavioral  collected premiums of
     $16.3 million in 2004,  $15.5  million in 2003,  and $16.6 million in 2002.
     Administrative fees retained by CIGNA Behavioral were $4.4 million in 2004,
     $4.7  million  in 2003  and $4.4  million  in  2002.  Claims  paid by CIGNA
     Behavioral  out of the  Company  account  were $9.1  million in 2004,  $8.7 million in 2003 and $8.9 million in 2002.

(8) Prior to April 2004, certain employees of the Company were registered representatives of CIGNA Financial Services, Inc. ("CFS"), or otherwise provide services to CFS. CFS is a registered broker dealer that was sold to an affiliate of Prudential Financial, Inc, effective April 1, 2004. CFS also served as a broker dealer for purchases and sales of non-affiliated mutual funds by the Company separate accounts to fund retirement plans of the Company's clients. The Company received revenue of approximately $2.1 million in 2004, $9.4 million in 2003 and $15.7 million in 2002 from these arrangements. Also, CFS served as the principal underwriter of the Company's registered variable annuity and life business. Prior to April 1, 2004 CFS was a direct subsidiary of CGC.

(9) The cumulative amounts charged by the Company for postretirement benefit costs other than pensions amounted to $30.6 million in 2004, $19.4 million in 2003 and $11.5 million in 2002.

(10) Amounts due to the Company  (Affiliate  Billings)  at December 31, 2004 and
     2003 were $111.4 million and $92.3 million, respectively, which were comprised of charges by the Company for certain administrative fees for management, claims, data processing, and other services.

(11) The Company is the sole member of Center City Realty, LLC ("Center City"), which is a limited liability company licensed as a real estate broker. The
     Company has entered into an Agency Agreement with Center City, which appoints Center City as agent with regard to the negotiation of real estate leases. Center City will employ services of third party brokers to assist in negotiating the leases, and expects to receive a share of the real estate brokerage commissions paid by landlords in connection with the Company's committing to the leases.

(12) CIGNA Dental Health,  Inc.  ("CDH"),  an affiliate,  has an  Administrative
     Services Agreement with the Company. The Company provides billing and collection services and forwards data and premiums to CDH on a monthly basis. Such premiums amounted to $244.5 million in 2004, $250.83 million in 2003 and $264.3 million in 2002. CDH paid the Company $5.7 million in 2004, $7.5 million in 2003 and $7.7 million in 2002, in conjunction with such services, of which the Company paid the appropriate amount directly to taxing authorities and licensed agents. Additionally, CDH provides certain administrative services including claim administration and received $18.1 million for such services in 2004 and $19.2 million in 2003. CDH and the Company are both direct subsidiaries of CGC, an indirect subsidiary of CIGNA Corporation.

(13)The Company has contracted with CIGNA Investment Advisors, Inc. ("CIA"), formerly named TimesSquare Capital Management, Inc. for investment advisory services. The Company and CIA are indirect subsidiaries of CIGNA Holdings, Inc., which is a direct subsidiary of CIGNA Corporation. During 2004 and 2003, amounts owed by the Company to CIA were $8.7 million and $25.5 million, respectively, for these services.

                                       20

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(14) Effective December 31, 2003, the Company entered into a mortality risk reinsurance agreement with Arbor Reinsurance Company, Limited ("Arbor") to retrocede mortality risk on a portion of its variable annuity with guaranteed minimum death benefit (GMDB) business. Premium paid to Arbor was $3.6 million and $1.9 million in 2004 and 2003 respectively. Arbor and the Company are both direct subsidiaries of CGC, an indirect subsidiary of CIGNA Corporation.

NOTE 9 - DEBT

As of December 31, 2004, the company had a line of credit agreement with an affiliate company, CIGNA Holdings, Inc. in the amount of $600 million. As of December 31, 2004, there was an outstanding balance of $50.0 million, which was repaid in January 2005.

NOTE 10 - RETIREMENT PLANS, DEFERRED COMPENSATION,  POSTEMPLOYMENT  BENEFITS AND
COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company is indirectly a wholly owned subsidiary of CIGNA which sponsors a noncontributory, defined benefit pension plan (the "Pension Plan") covering substantially all employees of the Company who are employed in the United States or who are U.S. citizens employed outside the country.

All contributions to the Pension Plan are made by CIGNA. As a matter of policy, contributions to the Pension Plan by CIGNA satisfy the minimum funding requirements of the Employee Retirement Income Security Act of 1974 (ERISA).

Pension expense allocated to the Company was $104.8 million in 2004, $45.8 million in 2003, and $25.7 million in 2002 based on salary ratios.

The Company also participates in the CIGNA 401(k) Plan (the "Savings Plan") which is sponsored by CIGNA. Employees are eligible to participate in the Savings Plan immediately upon hire; however, a one year of service requirement applies to eligibility to receive company contributions. Expense allocated to the Company was $24.2 million in 2004, $22.7 million in 2003 and $23.0 million in 2002 based primarily on employees' eligible plan contributions.

In 1991, CIGNA shareholders approved the CIGNA Corporation Stock Plan ("Stock
Plan") under which the salaried officers and other key employees of the Company are eligible to be awarded shares of CIGNA Common Stock in the form of stock options, restricted stock grants or grants of CIGNA Common Stock in lieu of cash payable under other incentive plans. The Stock Plan permits the deferral under the terms of Deferred Compensation Plan (see below) of the receipt of shares granted in lieu of cash. The Stock Plan also permits the Committee to award dividend equivalent rights (the right to receive, currently or on a deferred basis, payments in cash or CIGNA Common Stock equal to the amount of dividend declared and paid on a number of shares of CIGNA Common Stock as specified by the Committee).

In 1995, CIGNA shareholders approved a new Long-Term Incentive Plan ("LTIP") that provides for the same kinds of stock awards as the Stock Plan.

The People Resource Committee of the Board of Directors (the Committee) awards stock options, restricted stock and deferred stock to certain employees. In 2004 and 2003, the Committee awarded restricted stock and stock options to eligible officers under the Stock Plan and LTIP. Cost allocated to the Company for restricted stock awards was $3.6 million in 2004, and $6.8 million in 2003 and $9.3 million in 2002 based on specific awards.

The Company offers the CIGNA Deferred Compensation Plan to officers and key employees pursuant to which they may defer receipt of all or part of their compensation. The amount of compensation deferred is not funded but represents a general liability of CIGNA and participating affiliates including the Company.
Currently, deferred cash compensation is credited with interest at the rate paid on contributions to the Fixed Income Fund of the Savings Plan. Certain officers and key employees also have the option of selecting to have deferred cash compensation credited with interest at the rate paid under the Savings Plan's other investment funds. Deferred compensation which would have otherwise been payable in CIGNA Common Stock is hypothetically invested in the same number of Common Stock equivalent units as the number of shares which would have been paid if such compensation had not been deferred. An amount equal to cash dividends that would have been paid on such hypothetically invested Common Stock is deemed to have been paid and hypothetically invested in the same way as deferred cash compensation. At a future date or dates selected by each participant, the aggregate of amounts deferred and hypothetical investment results is distributed either in a lump sum or in installments, in which case unpaid installments continue to be credited with interest. Compensation deferred by officers and key employees that was otherwise

                                       21

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

payable  in  Common  Stock  is  distributed   in  Common  Stock.   The  deferred
compensation  obligation  for the Company was $63.7 million and $76.1 million as of December 31, 2004 and 2003, respectively.

In addition to pension benefits, the Company participates in health care and life insurance benefit plans sponsored by CIGNA for retired employees, spouses and other eligible dependents. A substantial portion of the employees of the Company and its affiliates may become eligible for these benefits upon retirement. In the first quarter of 1993, CIGNA elected to amortize the transition obligation for retirees and fully eligible employees over twenty years. CIGNA pays claims as they are incurred.

Expenses allocated to the Company were $9.0 million in 2004; $30.2 million in 2003 and $25.8 million in 2002 based on a combination of salary and headcount ratios and include amortization of the transition obligation.

NOTE  11  -  CAPITAL  AND  SURPLUS,   SHAREHOLDERS'  DIVIDEND  RESTRICTIONS  AND
QUASI-REORGANIZATIONS

The Company has 5,978,322 shares authorized, issued and outstanding as of December 31, 2004 and 2003, with a par value of $5.00. There are no other classes of capital stock.

Dividends on Company stock are paid as declared by its Board of Directors.
According to the bylaws of the Company, all statutory profits earned upon the nonparticipating class of business may be paid out as dividends to stockholders.
The Company's dividends are noncumulative. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations after dividends to policyholders and federal income taxes but before realized capital gains or losses.

The maximum dividend payout that may be made without prior approval in 2005 is $660.9 million. In 2004, the maximum payout that could have been made without prior approval was $591.2 million. The Company paid $330.9 million in 2004, $300.0 million in 2003 and $350.0 million in 2002 of noncumulative, common dividends. The dividends paid in 2004 in excess of $229.8 million were deemed extraordinary and prior approval of the Insurance Commissioner was obtained.

The portion of unassigned surplus represented or reduced by each item below for the years ended December 31, 2004 and 2003 is as follows:

     (In millions)                                   December 31,       December 31,
                                                         2004               2003
                                                    -------------     -----------------
     Unrealized gains and losses                    $          97     $              63
     Nonadmitted asset values                       $         950     $             985
     Separate account business                      $          51     $              51
     Asset valuation reserves                       $         212     $             230
     Reinsurance in unauthorized companies          $          33     $              34

NOTE 12 - CONTINGENCIES

A.   Contingent Commitments

     The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 3 years. The guarantees provide for payment of debt service only as it becomes due;
     consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company was $13 million at December 31, 2004 and 2003. In the event of default, the underlying real estate values would be made available to fund the exposure. At December 31, 2004 and 2003, the values reduce the contingency to an immaterial amount. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participation in the related projects and are included in net investment income as earned.

     As of December 31, 2004, the Company had commitments to contribute equity of $35 million to real estate joint ventures and $25 million to a new partnership that holds loans to entities that invest in real estate. The
     Company expects to disburse most of these amounts by 2006.

                                       22


     The Company guaranteed construction loans of $26 million as of December 31, 2004 and 2003 related to real estate joint venture investments. The loans are secured by joint venture real estate property with fair values in excess of the loan amounts and mature by 2008, including extension options.
     The Company would be required to repay the construction loans if permanent financing could not be obtained. There were no liabilities required for these guarantees as of December 31, 2004 or 2003.

B.   Assessments

     The Company has recorded $10.2 million and $10.8 million in guaranty fund receivables as of December 31, 2004 and 2003, respectively, and $ 7.9 million and $8.3 million in guaranty fund liabilities as of December 31, 2004 and 2003, respectively.

C.   All Other Contingencies

     Run-off Reinsurance Operations

     The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. The Compaany has equity market exposures as a result of this product. The Company has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. The reserves for these products were calculated in accordance with guidelines published by the NAIC, and meet the requirements of the Insurance Law and regulation of the state of Connecticut.

     The run-off reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. Although arbitration over the most significant reinsurance (retrocessional) contracts for the pool was completed in 2002, some disputes over collection of amounts due to the Company from the retrocessionaires continue and may require further arbitration actions to resolve. Also, disputes and arbitrations regarding other reinsurance (retrocessional) contracts for the pool remain and may not be resolved for some time.

     The run-off reinsurance operations also include other workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts.
     The Company obtained retrocessional reinsurance coverage for a significant portion of its liabilities under these contracts. Some of these retrocessionaires have disputed the validity of their contracts with the Company. Several of these disputes were settled in 2004 and several remain in arbitration. These arbitrations are expected to be resolved in 2005 and 2006. The Company also bears the risk of loss if the retrocessionaires are unable to meet their reinsurance obligations to CIGNA.

     In 2002, the Company recorded a pre-tax charge of $232 million based on the outcome of the Unicover arbitration in the fourth quarter of 2002, as well as a review of other exposures for the run-off reinsurance operations and workers' compensation and personal accident reinsurance exposures. This charge was net of ceded premiums returned to the Company of $47 million pre-tax. Unfavorable claims experience related to workers' compensation and personal accident exposures is possible and could result in future losses, including losses attributable to the inability to recover amounts from retrocessionaires (either due to disputes with the retrocessionaires or their financial condition).

     The Company's reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by the Company, are considered appropriate as of December
     31, 2004, based on current information. However, it is possible that future developments regarding these matters could have a material adverse effect on the Company's results of operations, and in certain situations, could have a material adverse effect on CIGNA's financial condition.

     Employee Benefits Regulation

     The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the federal Departments of Labor and Justice, as well as the courts. Regulation and judicial decisions have resulted in changes to industry and business practices for CIGNA and certain subsidiaries
     (including the Company) and will continue to do so in the future. In addition, CIGNA's subsidiaries (including the Company) are routinely involved with various claims, lawsuits and regulatory audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation in its various forms could have an adverse effect on the Company's and other CIGNA subsidiaries' health care operations if it inhibits their ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

                                       23


                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In 2004, the United States Supreme Court ruled in CIGNA's favor, in a case involving a CIGNA subsidiary, by ruling that the Employee Retirement Income
     Security Act (ERISA) preempts a state law tort claim in circumstances involving a determination, based on medical judgment, that benefits were not covered. Under ERISA, plan participants have access to internal and external appeals processes to resolve coverage disputes and may bring action in the federal courts to resolve health care coverage issues.

     Litigation and Other Legal Matters

     In 2004,  a Florida  federal  court  handling  multi-district  health  care litigation against CIGNA and certain  subsidiaries  (including the Company)
     and  several  health  care  industry   competitors  approved  a  settlement
     agreement  between the physician class and CIGNA,  and dismissed all claims by the physician  class members  against  CIGNA.  CIGNA,  its  subsidiaries
     (including  the  company)  and the  non-physician  class have  announced  a settlement  agreement and the court has scheduled a fairness hearing on the proposed settlement for April 2005.

     In 2004,  CIGNA,  other insurance  companies and certain  insurance brokers received  subpoenas  from the New York Attorney  General,  the  Connecticut
     Attorney  General  and  their  other  state  regulators  relating  to their investigations  of broker  compensation.  During the third quarter of 2004, the New York  Attorney  General  brought  suit  against  a large  insurance broker,  alleging  that the broker  sought  rigged  bids from,  and steered business  to,  certain  property  and  casualty  insurers  with whom it had contingent compensation arrangements. During the fourth quarter of 2004, he filed suit  against  Universal  Life  Resources  (ULR),  a  disability  and accident insurance broker. CIGNA is mentioned in the complaint but is not a defendant.  Separately, two purported class action lawsuits have been filed against  ULR and several  group life,  disability  and  accident  insurance companies, including CIGNA subsidiaries, Connecticut General Life Insurance
     Company and CIGNA Life Insurance Company of New York, asserting among other
     things,  that  contingent   commissions  are  unlawful.  In  addition,  the
     California  insurance  commissioner  filed  suit  against  ULR and  several insurance  holding  companies,  including  CIGNA,  seeking  injunctive  and monetary  relief.  CIGNA and the Company are cooperating with the inquiries by  the  New  York  and  Connecticut  Attorneys  General  and  other  state regulators and disagrees with the assertions against it in the lawsuits.

     In 2004, the New York Attorney General  commenced a lawsuit against Express
     Scripts, Inc., ESI Mail Pharmacy, the Company and one of the Company's affiliates. Under an agreement with the Company, Express Scripts is responsible for administering the prescription drug benefit program under New York State's principal employee health plan, the Empire Plan. The
     Company insures the prescription drug benefit program and holds the contract with the New York State Department of Civil Service. The complaint primarily focuses on administration of the prescription drug benefit program.

     CIGNA and its subsidiaries (including the Company) are routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA and its subsidiaries (including the Company) believe that they have valid defenses to the legal matters pending against them and are defending themselves vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to the Company's results of operations, liquidity or financial condition.

NOTE 13 - LEASES

Rental expenses for operating leases, principally for office space, amounted to $90 million in 2004, $87 million in 2003 and $77 million in 2002. At December
31, 2004, the aggregate future minimum rental payments, reduced by minimum sublease rentals of $16.0 million under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows (in millions):
$80 in 2005, $59 in 2006, $55 in 2007, $45 in 2008, $37 in 2009 and $144 in
years after 2009.

                                       24

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 14 - GAIN OR LOSS TO THE INSURER FROM UNINSURED A&H PLANS AND THE UNINSURED
PORTION OF PARTIALLY INSURED PLANS

A.   ASO Plans

     Information with regard to the profitability of Administrative Services
     Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows:

                                                               2004
     ------------------------------------------------------------------------------------------------------------------------
     (In millions)                                              ASO               Uninsured Portion              Total ASO
                                                             Uninsured               of Partially
                                                               Plans                Insured Plans
                                                        ----------------       --------------------         -----------------
     Net reimbursement for administrative expenses      $              8       $                 (1)        $               7
     (including administrative fees) in excess of
     actual expenses
     Total net other income or expenses (including
     interest paid to or received from plans)                         --                         --                        --
                                                        ----------------       --------------------         -----------------
     Net gain or (loss) from operations                 $              8       $                 (1)        $               7
                                                        ================       ====================         =================
     Total claim payment volume                         $         18,323       $               1,735        $          20,058
                                                        ================       ====================         =================

                                                               2003
     -------------------------------------------------------------------------------------------------------------------------
     (In millions)                                              ASO               Uninsured Portion              Total ASO
                                                             Uninsured               of Partially
                                                               Plans                Insured Plans
                                                        ----------------       --------------------         -----------------
     Net reimbursement for administrative expenses      $            148       $                 24         $             172
     (including administrative fees) in excess of
     actual expenses
     Total net other income or expenses (including
     interest paid to or received from plans)                         --                         --                        --
                                                        ----------------       --------------------         -----------------
     Net gain or (loss) from operations                 $            148       $                 24         $             172
                                                        ================       ====================         =================
     Total claim payment volume                         $         17,734       $              1,918         $          19,651
                                                        ================       ====================         =================


                                                                2002
     -------------------------------------------------------------------------------------------------------------------------
     (In millions)                                              ASO               Uninsured Portion              Total ASO
                                                             Uninsured               of Partially
                                                               Plans                Insured Plans
                                                         ----------------       --------------------         -----------------
     Net reimbursement for administrative expenses       $            178       $                 20         $             198
     (including administrative fees) in excess of
     actual expenses
     Total net other income or expenses (including
     interest paid to or received from plans)                          --                         --                        --
                                                         ----------------       --------------------         -----------------
     Net gain or (loss) from operations                  $            178       $                 20         $             198
                                                         ================       ====================         =================
     Total claim payment volume                          $         15,096       $              1,888         $          16,984
                                                         ================       ====================         =================

                                       25

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.   ASC Plans

     Information with regard to the profitability of Administrative Services
     Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows:

                                                                2004
     -----------------------------------------------------------------------------------------------------------------------
     (In millions)                                              ASC               Uninsured Portion             Total ASC
                                                             Uninsured               of Partially
                                                               Plans                Insured Plans
                                                        ----------------       --------------------         -----------------
     Gross reimbursement for medical cost incurred      $          2,236       $                273         $           2,509
     Gross administrative fees accrued                               140                         24                       164
     Other income or expenses (including interest
     paid to
       or received from plans)                                        --                         (1)                       (1)
     Gross expenses incurred (claims and
     administrative)                                              (2,362)                      (289)                   (2,651)
                                                        ----------------       --------------------         -----------------

         Total gain or loss from operations             $             14       $                  7         $              21
                                                        ================       ====================         =================


                                                                2003
     -----------------------------------------------------------------------------------------------------------------------
                                                                ASC               Uninsured Portion
                                                             Uninsured               of Partially
     (In millions)                                             Plans                Insured Plans               Total ASC
                                                        ----------------       --------------------         -----------------
     Gross reimbursement for medical cost incurred      $          4,387       $                349         $           4,736
     Gross administrative fees accrued                               287                         27                       314
     Other income or expenses (including interest
     paid to or received from plans)                                  --                         --                        --
     Gross expenses incurred (claims and
     administrative)                                              (4,717)                      (368)                   (5,085)
                                                        ----------------       --------------------         -----------------
         Total gain or loss from operations             $            (43)      $                  8         $             (35)
                                                        ================       ====================         =================


                                                              2002
     -----------------------------------------------------------------------------------------------------------------------
                                                                ASC               Uninsured Portion
                                                             Uninsured               of Partially
     (In millions)                                             Plans                Insured Plans               Total ASC
                                                        ----------------       --------------------         -----------------
     Gross reimbursement for medical cost incurred      $          5,343       $                336         $           5,679
     Gross administrative fees accrued                               350                         36                       386
     Other income or expenses (including interest
     paid to or received from plans)                                  --                        (49)                      (49)
     Gross expenses incurred (claims and
     administrative)                                              (5,691)                      (354)                   (6,045)
                                                        ----------------       --------------------         -----------------
         Total gain or loss from operations             $              2       $                (31)        $             (29)
                                                        ================       ====================         =================

     Revenue from the Company's Medicare contract, consisted of $78 million in 2004, $70 million in 2003 and $68 million in 2002 for administrative expenses.

NOTE 15 -  DIRECT  PREMIUMS  WRITTEN  BY  MANAGING  GENERAL  AGENTS/THIRD  PARTY
ADMINISTRATORS

The Company had direct written premiums of $126.6 million in 2004, $141.9 million in 2003 and $142.6 million in 2002 through various general and managing agents and third party administrators.

                                       26

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 16 - OTHER ITEMS

Operational Effectiveness Review

In the first quarter of 2004, the Company adopted a restructuring program associated with planned organization changes to streamline functional support resources and to adjust its operations to current business volumes. For 2004, the Company incurred severance costs of $30.8 million and real estate and other costs of $8.9 million. As of December 31, 2004 the Company has liability balances for severance costs of $8.4 million and real estate costs of $6.7 million.

Health Care Restructuring

As of December 31, 2004, the Company has liability balances for real estate costs of $13.2 related to a restructuring program adopted in the fourth quarter of 2002 to realign the organizational structure and operations of the health care business.

In the fourth quarter of 2002, the Company adopted a restructuring program primarily to realign the organizational structure and objectives of its health care business. As a result, the Company recognized in operating expenses an after-tax charge of $73.9 million ($113.6 million pre-tax). For 2003, the Company paid severance costs of $64.3 million and real estate costs of $10.4 million, pre-tax. As of December 31, 2003, the Company had a remaining liability of $10.9 million for severance costs and $25.7 million for real estate costs.

Derivatives Hedge Program

In August 2002, the Company implemented a derivatives hedging program to substantially reduce future exposure to changes in equity markets for GMDB contracts that guarantee certain minimum death benefits based on unfavorable changes in variable annuity account values. Under this program, the Company sold exchange-traded futures contracts to minimize the effect of changes in account values caused by equity market changes, and entered foreign currency forward contracts to reduce exposure to foreign exchange fluctuations. Under futures contracts, the Company settles cash daily, and under forward contracts it settles cash quarterly, in the amount of the change in fair value of the contracts. The Company recorded hedging gains (losses) of approximately $(166) million in 2004, $(554) million in 2003 and $87 million in 2002. At December 31,
2004 and 2003, the notional amount of the related open derivative contracts was $1.4 billion and $1.8 billion, respectively.

At December 31, 2004 and 2003, the Company has collateral, with a total par amount of $ 240.5 million and $233.9, respectively, pledged to brokers under futures contracts.

NOTE 17 - REINSURANCE

The Company has retained reinsurance for 30% of the risk on guaranteed minimum income benefit contracts, at a rate in excess of the premium collected. A deficiency reserve has been set up to account for this difference.

                                       27

                   NOTES TO FINANCIAL STATEMENTS (C0NTINUED)

NOTE 18 - GUARANTEED MINIMUM LIVING AND DEATH BENEFIT


------------------------------------------------------------------------------------------------------------------------------
(In millions)

                                     Waiting
                    Guaranteed       Period                                                                      Reinsurance
   Guaranteed         Living        Remaining    Account Value   Total Related   Gross Amount     Portion of       Reserve
 Death Benefit     Benefit (s)       (years)        Related      Account Value    of Reserve      Reinsured        Credit
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------
1 year Ratchet     5% Rollup,        0           $           241                                 6% death
                   6% Rollup         1                       627                                   benefit
                                     2                     1,030                                 45% living
                                  3 and after                822                                   benefit
                                                             822 $        35,734 %        1,072                 $          135
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------
                                                 $         2,720
----------------- --------------- -------------- =============== --------------- -------------- --------------- --------------
          Hybrid            None            N/A             N/A  $         2,016 $           36              5% $            2
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------
           Reset            None            N/A             N/A  $         3,147 $            5              5% $           --
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------

                                        0        $             1                                  6% death
                                        1                     67                                    benefit
                                        2                      3                                  49% living
       5% Rollup       5% Rollup   3 and after                16 $           817 $           68     benefit     $            5
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------
                                                 $            87
----------------- --------------- -------------- =============== --------------- -------------- --------------- --------------
             ROP            None            N/A             N/A  $           775 $            9             3%  $            5
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------
   Other Ratchet            None            N/A             N/A  $         2,515 $           25             4%  $            1
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------

                   3% Rollup,           0        $           444                                    30% death
                   4% Rollup and        1                     54                                       benefit
                   6% Rollup            2                     18                                    49% living
Other Rollup                       3 and after               107 $           698 $           56        benefit  $           20
----------------- --------------- -------------- --------------- --------------- -------------- --------------- --------------
                                                 $           623
----------------- --------------- -------------- =============== --------------- -------------- --------------- --------------
Notes
i)            Hybrid benefits comprise combinations of ratchets, rollup and reset benefits.
ii)           Living-benefit reserves are obtained by using their associated account values to prorate their aggregate client-level reserve.
iii)          Death benefit reserves include one-time cash-flow testing
              adjustment of $60m retained.


NOTE  19  -   RETROSPECTIVELY   RATED   CONTRACTS  AND   CONTRACTS   SUBJECT  TO
REDETERMINATION

The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using an algorithm of the Company's underwriting rules and experience rating practices.

The amount of net premiums written by the Company that are subject to retrospective rating features was $3.7 billion in 2004, 4.3 billion in 2003 and $4.4 billion in 2002, respectively, that represented 78.4%, 83.3% and 84.1% respectively, of the total net premiums written for group health. No other net premiums written by the Company are subject to retrospective rating features.

                                       28

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 20 - HEALTH CARE RECEIVABLES

Pharmaceutical Rebate Receivables

The Company's methodology for estimating pharmaceutical rebate receivables is based on actual utilization experiences and manufacturers' contracted rate.

(In millions)
----------------------------------------------------------------------------------------------------------------------------
Quarter        Estimated Pharmacy   Pharmacy Rebates as         Actual Rebates        Actual Rebates         Actual Rebates
                                                                                 Collected Within 91
              Rebates as Reported                          Collected Within 90        to 180 Days of    Collected More Than
                     on Financial                           Days of Invoicing/            Invoicing/         180 Days After
Ended                  Statements    Invoiced/Confirmed           Confirmation          Confirmation Invoicing/Confirmation
----------------------------------------------------------------------------------------------------------------------------
12/31/04              $        69           $        63           $        --           $        --                     --
09/30/04                       87                    61                     49                   --                     --
06/30/04                       78                    63                     53                     9                    --
03/31/04                       88                    71                     48                    18                      2

                                                                                                   $                      $
12/31/03              $        69           $        68            $        57                    --                     --
09/30/03                       69                    68                     59                     6                     --
06/30/03                       64                    67                     47                    19                     --
03/31/03                       63                    75                     68                     4                     --

NOTE 21 - PREMIUM DEFICIENCY RESERVES

As of December 31, 2004 and 2003, the Company had liabilities of $15.9 million and $10.8 million respectively, related to premium deficiency reserves on accident and health contracts. The Company did not consider anticipated investment income when calculating its premium deficiency reserves on these contracts.

NOTE 22 - RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

As of December 31, 2004 and 2003, the Company had $2.6 billion and $2.8 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. As of December 31, 2004 and 2003, reserves to cover the above insurance totaled $21.0 million and $23.9 million, respectively.

With respect to group insurance, group pension, settlement annuities, individual insurance, and special marketing operations, Tabular Interest, Tabular Less
Actual Reserves Released, and Tabular Cost have been determined by formula as described in the NAIC instructions. With respect to reinsurance operations, please see the description of reserve calculations in Note 12. With respect to corporate insurance operations, these items have been determined from a combination of the formula described in the NAIC instructions. With respect to international operations, these items are calculated and developed by formulas established in the TRITON valuation system, the program used in establishing legally computed reserves.

Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

                                       29

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For some group insurance operations, interest is credited annually on the prior year reserve balance plus the current year cash flow. The credited rate is equal to the declared GUL cash accumulation fund rate less the spread stipulated in the contract.

Significant other increases include changes in reserves due to variation in the ordinary life insurance line of business and group annuity New York minimum reserve adjustments.

NOTE 23 - ANALYSIS OF ANNUITY  ACTUARIAL  RESERVES  AND DEPOSIT  LIABILITIES  BY
WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type
Contract Funds and Other Liabilities Without Life or Disability Contingencies as of December 31, 2004 and 2003:

(In millions)                                                          2004                                   2003
                                                        -----------------------------          ------------------------------
                                                              Amount       % of Total                 Amount       % of Total
Subject to discretionary withdrawal - with adjustment:
  With market value adjustment                          $          9,764            22%        $          20,228            38%
  At book value less current surrender charge of 5% or                11             --                       12             --
more
  At market value                                                 27,183            62%                   24,834            47%
                                                        ---------------- --------------        -----------------   ------------
  Total with adjustment or at market value                        36,958            84%                   45,074            85%
                                                                                                                            85%
  At book value without adjustment (minimal or no
    charge or adjustment)                                            779             2%                      996             2%

    Not subject to discretionary withdrawal                        6,079            14%                    7,090            13%
    provision
                                                        ---------------- --------------        -----------------   ------------
    Total (gross)                                                 43,816           100%                   53,160            38%
    Reinsurance ceded                                             (8,717)                                   (549)
                                                        ----------------                       -----------------
    Total annuity and deposit-type reserves             $         35,099                       $          52,611
                                                        ================                       =================

    Life & Accident & Health Annual Statement:
         Annuities General account:                     $          3,484                       $           3,878
         Supplementary contracts with life
                 contingencies                                       155                                     163
                                                                     826                                  16,131
         Deposit-Type Contracts                                                                           16,131
                                                        ----------------                       -----------------
         Subtotal                                                  4,465                                  20,172
                                                        ----------------                       -----------------
    Separate Accounts:
         Annuities                                                   642                                   1,110
         Guaranteed interest contracts                                 -                                   1,107
         Supplementary contracts with life
           contingencies                                             425                                     419
         Policyholder dividend and coupon
           accumulations                                          29,550                                      14
         Other contract deposit funds                                 17                                  29,789
                                                        ----------------                       -----------------
         Subtotal                                                 30,634                                  32,439
                                                        ----------------                       -----------------
         Total annuity and deposit type reserves        $         35,099                       $          52,611
                                                        ================                       =================

                                       30

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 24 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2004 and 2003 were as follows;

             (In millions)                             2004                                   2003
                                           ---------------------------           ----------------------------
             Type                          Gross        Net of Loading            Gross        Net of Loading
             ----                          ---------    --------------            ---------    --------------
             Group Life                           19                19                   19                23
             Ordinary Renewal                      3                 3                    4                 4
             Ordinary New Business                --                --                   --                --
                                           ----------   --------------            ---------    --------------
             Totals                        $       22   $           22            $      23    $           27
                                           ==========   ==============            =========    ==============

NOTE 25 - SEPARATE ACCOUNTS

Separate accounts held by the Company primarily represent funds for 401(k) plans, variable and fixed immediate and deferred annuities, variable universal life contracts, supplemental life benefits, and survivor income benefits. The assets of these accounts are generally carried at market value, with the exception of the nonindexed guaranteed products that are carried at amortized cost.

Information regarding the separate accounts of the Company for the periods ending December 31, 2004 and 2003 is as follows:

                                                           2004
                                                         Non-indexed        Non-indexed     Nonguaranteed
                                                        guarantee less    Guarantee more       Separate
(In millions)                              Indexed     than/equal to 4%       than 4%          Accounts          Total
                                          --------------------------------------------------------------------------------
Premiums, considerations or deposits
for year
 ended December 31, 2004                  $     --     $             24 $       --        $          2,653 $         2,677
                                          ================================================================================

Reserves at December 31, 2004: For accounts with assets at:
     Market value                         $     --     $          1,313 $       --        $         32,647 $        33,960
     Amortized cost                             --                    -         --                     407             407
                                          --------------------------------------------------------------------------------
     Total reserves                       $     --     $          1,313 $       --        $         33,054 $        34,367
                                          ================================================================================

By withdrawal characteristics:
     Subject to discretionary
     withdrawal                           $     --     $             -- $       --        $          2,796  $        2,796
     With market value adjustment               --                   --                                421             421
     At book value without market value
       adjustment and with current
     surrender
       charge of 5% or more                     --                   --                             25,747          25,747
     At market value                            --                   --         --                   3,492           3,492
     At book value without market value
       adjustment and with current
     surrender
       charge of less than 5%                   --                1,313         --                      --           1,313
                                          ---------------------------------------------------------------------------------
     Subtotal                                   --                1,313         --                  32,456          33,769
     Not subject to discretionary
     withdrawal                                 --                   --         --                     598             598
                                          ---------------------------------------------------------------------------------
     Total                                $     --     $          1,313 $       --        $         33,054  $        34,367
                                          =================================================================================

There was no reserve for asset risk in lieu of AVR at December 31, 2004.

                                       31

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                 2003
                                                              Non-indexed       Non-indexed      Nonguaranteed
                                                            guarantee less    Guarantee more       Separate
     (In millions)                             Indexed     than/equal to 4%       than 4%          Accounts           Total
                                              ----------------------------------------------------------------------------------
     Premiums, considerations or deposits
     for year
       ended December 31, 2003                $        --  $              42   $        1,503    $       2,290     $       3,835
                                              ==================================================================================

     Reserves at December 31, 2003:
         For accounts with assets at:
              Market value                    $        --  $               --  $             7   $      27,742     $      27,749
              Amortized cost                           --               1,241            6,415              --             7,656
                                              ----------------------------------------------------------------------------------
              Total reserves                  $        --  $            1,241  $         6,422   $      27,742     $      35,405
                                              ==================================================================================

     By withdrawal characteristics:
         Subject to discretionary
         withdrawal                           $        --  $               --  $         5,318   $          --     $       5,318
              With market value adjustment             --                  --               --              --                --
              At market value                          --                  --               --          27,360            27,360
              At book value without market
                value adjustment and with
              current
                 surrender charge of less
              than 5%                                  --               1,241               --              --             1,241
                                              ----------------------------------------------------------------------------------
              Subtotal                        $        --  $            1,241  $         5,318   $      27,360     $      33,919
              Not subject to discretionary
                withdrawal                             --                  --            1,104             382             1,456
                                              ----------------------------------------------------------------------------------
              Total                           $        --  $            1,241  $         6,422   $      27,742     $      35,405
                                              ==================================================================================

     There was no reserve for asset risk in lieu of AVR at December 31, 2003.

     Reconciliation of Net Transfers To (From) Separate Accounts:

     (In millions)                                                                                        2004           2003
                                                                                                       -----------   ------------
     Transfers as reported in the Summary of Operations of the Separate Accounts
Statement:
         Transfers to Separate Accounts                                                                $     2,715   $      3,654
         Transfers from Separate Accounts                                                                   (4,161)        (3,848)
                                                                                                       -----------   ------------
         Net transfers from Separate Accounts                                                               (1,446)          (194)
     Reconciling Adjustments:
         Separate Account Reserve and other transfers                                                            7              3
         Separate Account Deposit Type Contracts                                                             1,261             57
         General account fund transfers                                                                         --             --
                                                                                                       -----------   ------------
     Transfers as reported in the Statement of Income and changes in Capital and Surplus               $      (178)  $       (134)
                                                                                                       ===========   ============

                                       32

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 26- Loss/Claim Adjustments

The table below reconciles the Company's accident & health unpaid claims liabilities between December 31, 2004 and December 31, 2003, as follows:

     (In millions)                                                                   2004                2003
                                                                                ---------------     ---------------
     Liability at beginning of year                                             $         1,323     $         1,216

     Incurred expenses for insured or covered events, current year                        4,261               4,579
     Incurred expenses (income) for insured or covered events, prior years                 (166)                (50)
                                                                                ---------------     ---------------
              Total provision                                                             4,095               4,529
     Payments for insured or covered events, current year                                 3,321               3,648
     Payments for insured or covered events, prior years                                    837                 774
                                                                                ---------------     ---------------
              Total payments                                                              4,158               4,422
                                                                                ---------------     ---------------
     Liability at end of year                                                   $         1,260     $         1,323
                                                                                ===============     ===============


                                       33

                                        ----------------------------------------
                                        CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                        FINANCIAL STATEMENTS AS OF DECEMBER
                                        31, 2004 AND FOR THE PERIODS ENDED
                                        DECEMBER 31, 2004 AND DECEMBER 31,
                                        2003, AND REPORT OF INDEPENDENT
                                        REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the CG Variable Annuity Separate Account (the "Account") as of December 31, 2004, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the CG Variable Annuity Separate Account as of December 31, 2004, the results of operations for the period then ended and the changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 24, 2005

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                       AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                        Insurance       Insurance       Insurance        Insurance      Insurance       Insurance
                                          Funds           Funds           Funds            Funds          Funds           Funds
                                       Sub-Account     Sub-Account     Sub-Account      Sub-Account    Sub-Account     Sub-Account
                                      -------------   -------------   -------------   -------------   -------------   -------------

                                         AIM V.I.                                                        AIM V.I.       AIM V.I.
                                        Aggressive       AIM V.I.        AIM V.I.        AIM V.I.        Capital        Capital
                                          Growth         Balanced      Basic Value      Blue Chip     Appreciation    Development
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value             $   1,630,258   $   4,902,673   $  11,667,169   $   2,813,983   $  87,999,141   $   5,529,792
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total assets                        $   1,630,258   $   4,902,673   $  11,667,169   $   2,813,983   $  87,999,141   $   5,529,792
                                      =============   =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                    $   1,630,258   $   4,902,673   $  11,667,169   $   2,813,983   $  87,999,141   $   5,529,792
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total net assets                    $   1,630,258   $   4,902,673   $  11,667,169   $   2,813,983   $  87,999,141   $   5,529,792
                                      =============   =============   =============   =============   =============   =============
FUND SHARE INFORMATION
Number of shares                            137,691         462,953         985,403         409,605       3,878,323         376,689
                                      =============   =============   =============   =============   =============   =============
Cost of investments                   $   1,445,807   $   4,530,164   $   9,682,853   $   2,451,522   $  65,919,107   $   4,557,333
                                      =============   =============   =============   =============   =============   =============
ACCUMULATION UNIT FAIR VALUE
  Lowest                              $       10.85   $       10.82   $       12.43   $        6.27   $       23.16   $       13.44
                                      =============   =============   =============   =============   =============   =============
  Highest                             $       10.85   $       10.82   $       12.43   $        6.27   $       23.16   $       13.44
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                       AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                         Insurance       Insurance      Insurance       Insurance        Insurance      Insurance
                                           Funds           Funds          Funds           Funds            Funds          Funds
                                        Sub-Account     Sub-Account    Sub-Account     Sub-Account      Sub-Account    Sub-Account
                                      -------------   -------------   -------------   -------------   -------------   -------------

                                                         AIM V.I.        AIM V.I.        AIM V.I.
                                        AIM V.I.           Dent        Diversified      Government       AIM V.I.        AIM V.I.
                                       Core Equity     Demographics      Income         Securities        Growth        High Yield
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value             $  46,653,394   $   1,342,466   $  16,599,777   $  11,827,914   $  44,646,272   $   3,001,069
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total assets                        $  46,653,394   $   1,342,466   $  16,599,777   $  11,827,914   $  44,646,272   $   3,001,069
                                      =============   =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                    $  46,653,394   $   1,342,466   $  16,599,777   $  11,827,914   $  44,646,272   $   3,001,069
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total net assets                    $  46,653,394   $   1,342,466   $  16,599,777   $  11,827,914   $  44,646,272   $   3,001,069
                                      =============   =============   =============   =============   =============   =============
FUND SHARE INFORMATION
Number of shares                          2,064,309         238,026       1,899,288         979,943       2,781,699         465,282
                                      =============   =============   =============   =============   =============   =============
Cost of investments                   $  32,713,398   $   1,328,669   $  18,268,383   $  11,443,210   $  44,129,691   $   2,673,235
                                      =============   =============   =============   =============   =============   =============
ACCUMULATION UNIT FAIR VALUE
  Lowest                              $       23.10   $        5.14   $       15.37   $       15.23   $       17.32   $        9.60
                                      =============   =============   =============   =============   =============   =============
  Highest                             $       23.10   $        5.14   $       15.37   $       15.23   $       17.32   $        9.60
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                       AIM Variable    AIM Variable    AIM Variable   AIM Variable     AIM Variable    AIM Variable
                                        Insurance       Insurance       Insurance      Insurance        Insurance       Insurance
                                          Funds           Funds           Funds          Funds            Funds           Funds
                                       Sub-Account     Sub-Account     Sub-Account    Sub-Account      Sub-Account     Sub-Account
                                      -------------   -------------   -------------  --------------   -------------   -------------

                                         AIM V.I.        AIM V.I.        AIM V.I.
                                      International      Mid Cap          Money          AIM V.I.       AIM V.I.         AIM V.I.
                                          Growth       Core Equity        Market     Premier Equity    Technology       Utilities
                                      -------------   -------------   -------------  --------------   -------------   -------------
ASSETS
Investments at fair value             $  46,056,337   $   7,830,967   $  10,302,030  $   99,388,501   $     448,426   $   4,862,104
                                      -------------   -------------   -------------  --------------   -------------   -------------
  Total assets                        $  46,056,337   $   7,830,967   $  10,302,030  $   99,388,501   $     448,426   $   4,862,104
                                      =============   =============   =============  ==============   =============   =============

NET ASSETS
Accumulation units                    $  46,056,337   $   7,830,967   $  10,302,030  $   99,388,501   $     448,426   $   4,862,104
                                      -------------   -------------   -------------  --------------   -------------   -------------
  Total net assets                    $  46,056,337   $   7,830,967   $  10,302,030  $   99,388,501   $     448,426   $   4,862,104
                                      =============   =============   =============  ==============   =============   =============
FUND SHARE INFORMATION
Number of shares                          2,329,607         597,328      10,302,030       4,666,127          36,105         311,474
                                      =============   =============   =============  ==============   =============   =============
Cost of investments                   $  34,902,557   $   6,678,658   $  10,302,030  $   74,604,560   $     403,198   $   3,958,003
                                      =============   =============   =============  ==============   =============   =============
ACCUMULATION UNIT FAIR VALUE
  Lowest                              $       20.32   $       14.05   $       13.01  $        23.11   $       11.10   $       12.24
                                      =============   =============   =============  ==============   =============   =============
  Highest                             $       20.32   $       14.05   $       13.01  $        23.11   $       11.10   $       12.24
                                      =============   =============   =============  ==============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                       AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                         Insurance       Insurance       Insurance      Insurance       Insurance        Insurance
                                           Funds           Funds           Funds          Funds           Funds            Funds
                                        Sub-Account     Sub-Account     Sub-Account    Sub-Account     Sub-Account      Sub-Account
                                      -------------   -------------   -------------   -------------   -------------   -------------

                                         AIM V.I.                                                        AIM V.I.       AIM V.I.
                                        Aggressive       AIM V.I.       AIM V.I.         AIM V.I.        Capital         Capital
                                          Growth         Balanced      Basic Value      Blue Chip      Appreciation    Development
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                             $           -   $      68,812   $           -   $       2,886   $           -   $           -
Charges from Connecticut General Life
  Insurance Company:
    Mortality and expense risk              (21,706)        (65,832)       (131,200)        (34,916)     (1,177,297)        (57,880)
    Administrative expense                   (1,727)         (5,236)        (10,436)         (2,777)        (93,644)         (4,604)
                                      -------------   -------------   -------------   -------------   -------------   -------------

    Net investment income (loss)            (23,433)         (2,256)       (141,636)        (34,807)     (1,270,941)        (62,484)
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
  Proceeds from sales                       633,629       1,825,017       3,120,362         727,596      22,732,453       1,167,446
  Cost of investments sold                  622,885       1,758,167       2,723,364         656,268      18,218,258       1,052,085
                                      -------------   -------------   -------------   -------------   -------------   -------------

    Realized gains (losses)
      on fund shares                         10,744          66,850         396,998          71,328       4,514,195         115,361

Realized gain distributions                       -               -               -               -               -               -
                                      -------------   -------------   -------------   -------------   -------------   -------------

  Net realized gains (losses)                10,744          66,850         396,998          71,328       4,514,195         115,361

Change in unrealized gains (losses)         156,670         212,938         731,701          51,323         857,706         564,104
                                      -------------   -------------   -------------   -------------   -------------   -------------

  Net realized and unrealized
    gains (losses) on investments           167,414         279,788       1,128,699         122,651       5,371,901         679,465
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                     $     143,981   $     277,532   $     987,063   $      87,844   $   4,100,960   $     616,981
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                       AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                         Insurance       Insurance       Insurance      Insurance        Insurance       Insurance
                                           Funds           Funds           Funds          Funds            Funds           Funds
                                        Sub-Account     Sub-Account     Sub-Account    Sub-Account      Sub-Account     Sub-Account
                                      -------------   -------------   -------------   -------------   -------------   -------------

                                                         AIM V.I.       AIM V.I.         AIM V.I.       AIM V.I.
                                        AIM V.I.           Dent        Diversified        Global       Government       AIM V.I.
                                       Core Equity     Demographics      Income       Utilities (a)    Securities        Growth
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                             $     443,854   $           -   $     943,155   $     148,635   $     451,282   $           -
Charges from Connecticut
  General Life Insurance Company:
    Mortality and expense risk             (611,775)        (17,137)       (229,636)        (19,131)       (173,128)       (597,331)
    Administrative expense                  (48,661)         (1,363)        (18,265)         (1,522)        (13,771)        (47,513)
                                      -------------   -------------   -------------   -------------   -------------   -------------

      Net investment income (loss)         (216,582)        (18,500)        695,254         127,982         264,383        (644,844)
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
    Proceeds from sales                  10,733,719         355,568       5,249,485       4,779,763       5,939,241      11,182,831
    Cost of investments sold              7,932,757         381,475       5,669,493       6,202,915       5,597,041      11,850,852
                                      -------------   -------------   -------------   -------------   -------------   -------------

      Realized gains (losses)
        on fund shares                    2,800,962         (25,907)       (420,008)     (1,423,152)        342,200        (668,021)

Realized gain distributions                       -               -               -               -               -               -
                                      -------------   -------------   -------------   -------------   -------------   -------------

      Net realized gains (losses)         2,800,962         (25,907)       (420,008)     (1,423,152)        342,200        (668,021)

Change in unrealized gains (losses)         783,229         119,749         353,655       1,318,959        (450,421)      4,158,007
                                      -------------   -------------   -------------   -------------   -------------   -------------

      Net realized and unrealized
        gains (losses) on investments     3,584,191          93,842         (66,353)       (104,193)       (108,221)      3,489,986
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                     $   3,367,609   $      75,342   $     628,901   $      23,789   $     156,162   $   2,845,142
                                      =============   =============   =============   =============   =============   =============

(a)  On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                       AIM Variable    AIM Variable    AIM Variable    AIM Variable   AIM Variable    AIM Variable
                                         Insurance       Insurance       Insurance      Insurance      Insurance       Insurance
                                           Funds           Funds           Funds          Funds          Funds           Funds
                                        Sub-Account     Sub-Account     Sub-Account    Sub-Account    Sub-Account     Sub-Account
                                      -------------   -------------   -------------   -------------  --------------  --------------

                                                         AIM V.I.        AIM V.I.        AIM V.I.      AIM V.I.
                                         AIM V.I.     International      Mid Cap          Money           New           AIM V.I.
                                        High Yield       Growth        Core Equity        Market     Technology (b)  Premier Equity
                                      -------------   -------------   -------------   -------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                             $      87,664   $     270,195   $      11,178   $      83,294  $            -   $     455,366
Charges from Connecticut General Life
  Insurance Company:
    Mortality and expense risk              (39,551)       (544,559)        (90,990)       (159,242)         (2,568)     (1,356,923)
    Administrative expense                   (3,146)        (43,315)         (7,237)        (12,666)           (204)       (108,113)
                                      -------------   -------------   -------------   -------------  --------------  --------------

      Net investment income (loss)           44,967        (317,679)        (87,049)        (88,614)         (2,772)     (1,009,670)
                                      -------------   -------------   -------------   -------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
    Proceeds from sales                   1,625,963       8,563,442       2,022,438      12,073,208         670,750      28,276,736
    Cost of investments sold              1,496,435       7,450,748       1,712,190      12,073,208         829,269      22,407,632
                                      -------------   -------------   -------------   -------------  --------------  --------------

      Realized gains (losses)
        on fund shares                      129,528       1,112,694         310,248               -        (158,519)      5,869,104

Realized gain distributions                       -               -         329,910               -               -               -
                                      -------------   -------------   -------------   -------------  --------------  --------------

      Net realized gains (losses)           129,528       1,112,694         640,158               -        (158,519)      5,869,104

Change in unrealized gains (losses)          91,528       7,978,251         281,734               -         119,980        (981,279)
                                      -------------   -------------   -------------   -------------  --------------  --------------
      Net realized and unrealized
        gains (losses) on investments       221,056       9,090,945         921,892               -         (38,539)      4,887,825
                                      -------------   -------------   -------------   -------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                     $     266,023   $   8,773,266   $     834,843   $     (88,614) $      (41,311) $    3,878,155
                                      =============   =============   =============   =============  ==============  ==============

(b)  On April 30, 2004, AIM V.I. New Technology merged into AIM V.I. Technology

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------

                                       AIM Variable       AIM Variable
                                         Insurance         Insurance
                                           Funds             Funds
                                        Sub-Account       Sub-Account
                                    ------------------  -----------------

                                        AIM V.I.            AIM V.I.
                                    Technology (b) (c)  Utilities (a) (c)
                                    ------------------  -----------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $                -  $               -
Charges from Connecticut General
  Life Insurance Company:
    Mortality and expense risk                  (3,846)           (38,135)
    Administrative expense                        (306)            (3,033)
                                    ------------------  -----------------

      Net investment income (loss)              (4,152)           (41,168)
                                    ------------------  -----------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
    Proceeds from sales                        147,258            750,240
    Cost of investments sold                   144,434            681,247
                                    ------------------  -----------------

      Realized gains (losses)
        on fund shares                           2,824             68,993

Realized gain distributions                          -                  -
                                    ------------------  -----------------

      Net realized gains (losses)                2,824             68,993

Change in unrealized gains (losses)             45,228            904,101
                                    ------------------  -----------------

      Net realized and unrealized
        gains (losses) on investments           48,052            973,094
                                    ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                   $           43,900  $         931,926
                                    ==================  =================

(a)  On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities
(b)  On April 30, 2004, AIM V.I. New Technology merged into AIM V.I. Technology
(c)  For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                               AIM Variable                    AIM Variable                    AIM Variable
                                             Insurance Funds                 Insurance Funds                 Insurance Funds
                                               Sub-Account                     Sub-Account                     Sub-Account
                                      -----------------------------   -----------------------------   -----------------------------

                                                AIM V.I.
                                            Aggressive Growth                AIM V.I. Balanced            AIM V.I. Basic Value
                                      -----------------------------   -----------------------------   -----------------------------
                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $     (23,433)  $     (17,484)  $      (2,256)  $      47,547   $    (141,636)  $    (100,877)
Net realized gains (losses)                  10,744         (93,877)         66,850         (51,084)        396,998        (219,339)
Change in unrealized gains (losses)         156,670         401,628         212,938         583,607         731,701       2,491,908
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                           143,981         290,267         277,532         580,070         987,063       2,171,692
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                         20             625              30           3,000          96,772           1,829
Benefit payments                            (38,056)        (22,857)       (168,911)       (160,950)        (33,405)       (220,132)
Payments on termination                    (373,245)       (105,529)     (1,639,756)       (436,959)     (2,659,156)     (1,056,559)
Annuity account fee                            (866)           (869)         (2,174)         (2,398)         (5,012)         (4,314)
Transfers among the sub-accounts
  and with the Fixed Account - net          217,123         333,280         963,833       2,771,301       2,946,113       3,065,915
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions               (195,024)        204,650        (846,978)      2,173,994         345,312       1,786,739
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS           (51,043)        494,917        (569,446)      2,754,064       1,332,375       3,958,431

NET ASSETS AT BEGINNING OF PERIOD         1,681,301       1,186,384       5,472,119       2,718,055      10,334,794       6,376,363
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $   1,630,258   $   1,681,301   $   4,902,673   $   5,472,119   $  11,667,169   $  10,334,794
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  170,857         150,663         536,528         305,920         911,220         741,122
      Units issued                           75,657          89,056         154,765         367,543         384,522         543,962
      Units redeemed                        (96,307)        (68,862)       (238,101)       (136,935)       (356,895)       (373,864)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period        150,207         170,857         453,192         536,528         938,847         911,220
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                               AIM Variable                   AIM Variable                    AIM Variable
                                             Insurance Funds                Insurance Funds                 Insurance Funds
                                               Sub-Account                    Sub-Account                     Sub-Account
                                      -----------------------------   -----------------------------   -----------------------------

                                                                                 AIM V.I.                        AIM V.I.
                                           AIM V.I. Blue Chip              Capital Appreciation             Capital Development
                                      -----------------------------   -----------------------------   -----------------------------

                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $     (34,807)  $     (30,766)  $  (1,270,941)  $  (1,338,008)  $     (62,484)  $     (38,088)
Net realized gains (losses)                  71,328         (28,266)      4,514,195       1,037,494         115,361         (99,395)
Change in unrealized gains (losses)          51,323         521,886         857,706      24,408,453         564,104         956,364
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                            87,844         462,854       4,100,960      24,107,939         616,981         818,881
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                         20          40,000         160,537         179,733              20               -
Benefit payments                            (52,541)        (35,312)     (1,807,363)     (1,252,918)        (88,230)        (57,319)
Payments on termination                    (396,453)       (281,652)    (16,382,975)    (15,057,125)       (707,022)       (476,603)
Annuity account fee                          (1,257)         (1,242)        (58,422)        (71,519)         (2,291)         (2,128)
Transfers among the sub-accounts
  and with the Fixed Account - net          204,914       1,211,805      (2,782,292)     (3,149,163)      1,451,616       1,512,484
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions               (245,317)        933,599     (20,870,515)    (19,350,992)        654,093         976,434
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS          (157,473)      1,396,453     (16,769,555)      4,756,947       1,271,074       1,795,315

NET ASSETS AT BEGINNING OF PERIOD         2,971,456       1,575,003     104,768,696     100,011,749       4,258,718       2,463,403
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $   2,813,983   $   2,971,456   $  87,999,141   $ 104,768,696   $   5,529,792   $   4,258,718
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  489,558         320,381       4,758,009       5,803,419         361,090         278,905
      Units issued                          112,348         696,439         227,402         340,322         202,392         287,837
      Units redeemed                       (152,972)       (527,262)     (1,186,043)     (1,385,732)       (151,987)       (205,652)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period        448,934         489,558       3,799,368       4,758,009         411,495         361,090
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                               AIM Variable                   AIM Variable                    AIM Variable
                                             Insurance Funds                Insurance Funds                  Insurance Funds
                                               Sub-Account                    Sub-Account                      Sub-Account
                                      -----------------------------   -----------------------------   -----------------------------

                                                                                 AIM V.I.                       AIM V.I.
                                           AIM V.I. Core Equity             Dent Demographics              Diversified Income
                                      -----------------------------   -----------------------------   -----------------------------

                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $    (216,582)  $    (190,558)  $     (18,500)  $     (12,461)  $     695,254   $     962,006
Net realized gains (losses)               2,800,962       1,400,703         (25,907)       (116,288)       (420,008)       (529,187)
Change in unrealized gains (losses)         783,229       8,989,570         119,749         385,353         353,655       1,105,590
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                         3,367,609      10,199,715          75,342         256,604         628,901       1,538,409
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                    112,170          27,203               -               -          45,800           7,183
Benefit payments                           (951,730)       (472,453)              -          (4,836)       (712,477)       (319,414)
Payments on termination                  (7,708,678)     (7,270,424)       (103,685)        (31,252)     (3,678,206)     (3,879,295)
Annuity account fee                         (25,722)        (31,036)           (648)           (752)         (7,528)         (9,467)
Transfers among the sub-accounts
  and with the Fixed Account - net       (1,183,786)     (1,220,707)         15,316         598,127          (5,689)      1,905,237
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions             (9,757,746)     (8,967,417)        (89,017)        561,287      (4,358,100)     (2,295,756)
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS        (6,390,137)      1,232,298         (13,675)        817,891      (3,729,199)       (757,347)

NET ASSETS AT BEGINNING OF PERIOD        53,043,531      51,811,233       1,356,141         538,250      20,328,976      21,086,323
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $  46,653,394   $  53,043,531   $   1,342,466   $   1,356,141   $  16,599,777   $  20,328,976
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                2,468,529       2,959,530         281,854         151,722       1,370,674       1,532,145
      Units issued                          110,035         382,787          76,824         238,181         107,476         653,972
      Units redeemed                       (558,853)       (873,788)        (97,436)       (108,049)       (397,978)       (815,443)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period      2,019,711       2,468,529         261,242         281,854       1,080,172       1,370,674
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                               AIM Variable                     AIM Variable                  AIM Variable
                                            Insurance Funds                  Insurance Funds                Insurance Funds
                                              Sub-Account                      Sub-Account                    Sub-Account
                                      -----------------------------   -----------------------------   -----------------------------

                                                 AIM V.I.                         AIM V.I.
                                            Global Utilities              Government Securities             AIM V.I. Growth
                                      -----------------------------   -----------------------------   -----------------------------

                                         2004 (a)         2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $     127,982   $     103,612   $     264,383   $      83,638   $    (644,844)  $    (655,799)
Net realized gains (losses)              (1,423,152)       (592,124)        342,200         915,934        (668,021)     (2,414,779)
Change in unrealized gains (losses)       1,318,959       1,206,875        (450,421)     (1,157,725)      4,158,007      15,557,347
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                            23,789         718,363         156,162        (158,153)      2,845,142      12,486,769
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -               -           3,501           3,869         125,089         135,158
Benefit payments                            (71,387)        (72,137)       (639,563)       (510,393)     (1,093,695)       (590,883)
Payments on termination                    (250,936)       (679,886)     (2,592,081)     (6,332,207)     (7,867,371)     (6,393,408)
Annuity account fee                               -          (2,482)         (5,126)         (8,244)        (27,434)        (32,988)
Transfers among the sub-accounts
  and with the Fixed Account - net       (4,399,976)       (166,409)     (1,805,958)     (4,688,335)     (1,245,391)       (967,850)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions             (4,722,299)       (920,914)     (5,039,227)    (11,535,310)    (10,108,802)     (7,849,971)
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS        (4,698,510)       (202,551)     (4,883,065)    (11,693,463)     (7,263,660)      4,636,798

NET ASSETS AT BEGINNING OF PERIOD         4,698,510       4,901,061      16,710,979      28,404,442      51,909,932      47,273,134
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $           -   $   4,698,510   $  11,827,914   $  16,710,979   $  44,646,272   $  51,909,932
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  316,353         387,501       1,110,433       1,881,896       3,199,932       3,772,887
      Units issued                          307,277         157,370         162,620         645,586         119,961         231,667
      Units redeemed                       (623,630)       (228,518)       (496,258)     (1,417,049)       (742,124)       (804,622)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period              -         316,353         776,795       1,110,433       2,577,769       3,199,932
                                      =============   =============   =============   =============   =============   =============

(a)  On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                               AIM Variable                    AIM Variable                   AIM Variable
                                             Insurance Funds                 Insurance Funds                Insurance Funds
                                               Sub-Account                     Sub-Account                    Sub-Account
                                      -----------------------------   -----------------------------   -----------------------------

                                                                                AIM V.I.                         AIM V.I.
                                           AIM V.I. High Yield             International Growth            Mid Cap Core Equity
                                      -----------------------------   -----------------------------   -----------------------------

                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $      44,967   $     206,379   $    (317,679)  $    (332,208)  $     (87,049)  $     (71,527)
Net realized gains (losses)                 129,528          77,594       1,112,694      (1,079,393)        640,158          22,675
Change in unrealized gains (losses)          91,528         321,282       7,978,251      11,223,223         281,734       1,275,812
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                           266,023         605,255       8,773,266       9,811,622         834,843       1,226,960
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                         14               -          31,900          60,503           3,035           1,525
Benefit payments                            (21,253)        (18,197)       (884,343)       (591,249)        (11,062)       (163,116)
Payments on termination                    (784,290)       (660,021)     (6,757,206)     (6,025,486)     (1,709,368)       (865,838)
Annuity account fee                          (1,407)         (1,779)        (24,356)        (25,518)         (3,422)         (2,955)
Transfers among the sub-accounts
  and with the Fixed Account - net          (63,774)      2,667,874         701,440      (1,000,123)      1,826,013       2,292,652
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions               (870,710)      1,987,877      (6,932,565)     (7,581,873)        105,196       1,262,268
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS          (604,687)      2,593,132       1,840,701       2,229,749         940,039       2,489,228

NET ASSETS AT BEGINNING OF PERIOD         3,605,756       1,012,624      44,215,636      41,985,887       6,890,928       4,401,700
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $   3,001,069   $   3,605,756   $  46,056,337   $  44,215,636   $   7,830,967   $   6,890,928
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  412,326         146,265       2,661,700       3,218,006         550,760         441,858
      Units issued                          110,337         584,202         214,685         206,881         252,665         352,411
      Units redeemed                       (209,962)       (318,141)       (610,002)       (763,187)       (245,994)       (243,509)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period        312,701         412,326       2,266,383       2,661,700         557,431         550,760
                                      =============   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                               AIM Variable                    AIM Variable                    AIM Variable
                                             Insurance Funds                 Insurance Funds                Insurance Funds
                                               Sub-Account                     Sub-Account                    Sub-Account
                                      -----------------------------   -----------------------------   -----------------------------

                                                  AIM V.I.                       AIM V.I.
                                               Money Market                  New Technology              AIM V.I. Premier Equity
                                      -----------------------------   -----------------------------   -----------------------------

                                          2004            2003           2004 (b)         2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $     (88,614)  $    (216,292)  $      (2,772)  $      (4,739)  $  (1,009,670)  $  (1,271,393)
Net realized gains (losses)                       -               -        (158,519)       (103,729)      5,869,104       2,523,593
Change in unrealized gains (losses)               -               -         119,980         238,885        (981,279)     23,492,357
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                           (88,614)       (216,292)        (41,311)        130,417       3,878,155      24,744,557
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                     16,696          27,157           3,200               -         287,551         223,578
Benefit payments                         (2,235,480)     (1,025,086)              -               -      (2,577,675)     (1,699,578)
Payments on termination                  (9,037,309)    (18,281,426)        (63,984)        (34,102)    (18,786,371)    (18,736,009)
Annuity account fee                          (5,613)         (9,141)              -            (433)        (63,770)        (78,957)
Transfers among the sub-accounts
  and with the Fixed Account - net        5,631,082      (2,428,162)       (509,006)        221,607      (5,225,458)     (6,294,255)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions             (5,630,624)    (21,716,658)       (569,790)        187,072     (26,365,723)    (26,585,221)
                                      -------------   -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS        (5,719,238)    (21,932,950)       (611,101)        317,489     (22,487,568)     (1,840,664)

NET ASSETS AT BEGINNING OF PERIOD        16,021,268      37,954,218         611,101         293,612     121,876,069     123,716,733
                                      -------------   -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $  10,302,030   $  16,021,268   $           -   $     611,101   $  99,388,501   $ 121,876,069
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                1,223,519       2,875,891          71,744          51,824       5,502,018       6,891,628
      Units issued                        1,817,000       3,618,890          73,732          64,141         127,698         294,775
      Units redeemed                     (2,248,474)     (5,271,262)       (145,476)        (44,221)     (1,329,687)     (1,684,385)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period        792,045       1,223,519               -          71,744       4,300,029       5,502,018
                                      =============   =============   =============   =============   =============   =============

(b)  On April 30, 2004, AIM V.I. New Technology merged into AIM V.I. Technology

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------

                                               AIM Variable                  AIM Variable
                                             Insurance Funds               Insurance Funds
                                               Sub-Account                   Sub-Account
                                      -----------------------------   -----------------------------

                                           AIM V.I. Technology             AIM V.I. Utilities
                                      -----------------------------   -----------------------------

                                       2004 (b) (c)      2003 (c)      2004 (a) (c)     2003 (c)
                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $      (4,152)  $           -   $     (41,168)  $           -
Net realized gains (losses)                   2,824               -          68,993               -
Change in unrealized gains (losses)          45,228               -         904,101               -
                                      -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                            43,900               -         931,926               -
                                      -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -               -          40,000               -
Benefit payments                                  -               -        (200,701)              -
Payments on termination                     (42,824)              -        (387,058)              -
Annuity account fee                            (304)              -          (2,266)              -
Transfers among the sub-accounts
  and with the Fixed Account - net          447,654               -       4,480,203               -
                                      -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions                404,526               -       3,930,178               -
                                      -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS           448,426               -       4,862,104               -

NET ASSETS AT BEGINNING OF PERIOD                 -               -               -               -
                                      -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD           $     448,426   $           -   $   4,862,104   $           -
                                      =============   =============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        -               -               -               -
      Units issued                          111,870               -         996,248               -
      Units redeemed                        (71,463)              -        (598,951)              -
                                      -------------   -------------   -------------   -------------
  Units outstanding at end of period         40,407               -         397,297               -
                                      =============   =============   =============   =============

(a)  On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities
(b)  On April 30, 2004, AIM V.I. New Technology merged into AIM V.I. Technology
(c)  For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     CG Variable Annuity Separate Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Connecticut General Life Insurance Company ("CG Life"). The assets of the Account are legally segregated from those of CG Life. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable annuity business to the Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York ("Lincoln Companies"). Effective September 1, 1998, the Lincoln Companies entered into an administrative servicing agreement (the "Agreement") with Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York") whereby Allstate Life and Allstate New York are responsible for the administration of the contracts of the Account. The obligations of Allstate Life and Allstate New York under this Agreement are to Lincoln Companies. Although CG Life is responsible for all policy terms and conditions, Allstate Life and Allstate New York are responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. These services were transitioned from the Lincoln Companies on April 12, 1999.

     CG Life issued the AIM/CIGNA Heritage Variable Annuity contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders but is closed to new contractholders. Absent any contract provisions wherein CG Life contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (collectively the "Funds"):

          AIM V.I. Aggressive Growth                 AIM V.I. Government Securities
          AIM V.I. Balanced                          AIM V.I. Growth
          AIM V.I. Basic Value                       AIM V.I. High Yield
          AIM V.I. Blue Chip                         AIM V.I. International Growth
          AIM V.I. Capital Appreciation              AIM V.I. Mid Cap Core Equity
          AIM V.I. Capital Development               AIM V.I. Money Market
          AIM V.I. Core Equity                       AIM V.I. New Technology (Merged into AIM
          AIM V.I. Dent Demographics                    V.I. Technology on April 30, 2004)
          AIM V.I. Diversified Income                AIM V.I. Premier Equity
          AIM V.I. Global Utilities (Merged into     AIM V.I. Technology
          AIM V.I. Utilities on April 30, 2004)      AIM V.I. Utilities

     The net assets are affected by the investment results of each fund, transactions by contractholders and certain contract expenses (see Note 3). The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments for the fixed account described below, the latter being included in the general account of CG Life.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

    Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

    Through the Agreement, Allstate Life and Allstate New York provide insurance and administrative services to the contractholders for a fee and maintain a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate Life, as administrator, has sole discretion to invest the assets of the Fixed Account for all contracts except those from New York, subject to applicable law. Allstate New York, as administrator of New York contracts, has sole discretion to invest 85% of the assets of the Fixed Account for all New York contracts, subject to applicable law. The remaining 15% of the New York contracts is invested at the sole discretion of Lincoln Companies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

    DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

    REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

    FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in Section 817(h) of the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of
    Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. As such, the operations of the Account are included in the tax return of CG Life. CG Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income. Earnings and realized capital gains of the Account attributable to the contractholders are excluded in the determination of federal income tax liability of CG Life.

    USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

3.  EXPENSES

    CONTINGENT DEFERRED SALES CHARGE - In the event of withdrawal of the account value, a withdrawal charge may be imposed. Allstate Life will assess this charge except for contracts from the state of New York.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Contracts from the state of New York will be assessed 85% of this charge by Allstate New York and 15% will be assessed by CG Life. The withdrawal charge is 7% of the amount withdrawn prior to the second anniversary of any purchase payment and is reduced by 1% each year in years 2 through 7. In year 8 and subsequent, there is no contingent deferred sales charge.

    MORTALITY AND EXPENSE RISK CHARGE - CG Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the average daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

    ADMINISTRATIVE EXPENSE CHARGE - CG Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account. The administrative expense charge is recognized as a reduction in accumulation unit values.

    ANNUITY ACCOUNT FEE - CG Life deducts an annual maintenance charge of $35 on the last valuation date of each calendar year. This charge will be waived if total deposits are $100,000 or more on the last valuation date of that year. These charges are recognized as redemption of units.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  PURCHASES OF INVESTMENTS

    The cost of purchases of investments for the year ended December 31, 2004 were as follows:

                                                                       Purchases
                                                                    ---------------
    Investments in the AIM Variable Insurance Funds Sub-Accounts:
          AIM V. I. Aggressive Growth                               $       415,172
          AIM V. I. Balanced                                                975,782
          AIM V. I. Basic Value                                           3,324,038
          AIM V. I. Blue Chip                                               447,471
          AIM V. I. Capital Appreciation                                    590,997
          AIM V. I. Capital Development                                   1,759,055
          AIM V. I. Core Equity                                             759,391
          AIM V. I. Dent Demographics                                       248,050
          AIM V. I. Diversified Income                                    1,586,638
          AIM V. I. Global Utilities (a)                                    185,445
          AIM V. I. Government Securities                                 1,164,397
          AIM V. I. Growth                                                  429,185
          AIM V. I. High Yield                                              800,221
          AIM V. I. International Growth                                  1,313,199
          AIM V. I. Mid Cap Core Equity                                   2,370,495
          AIM V. I. Money Market                                          6,353,971
          AIM V. I. New Technology (b)                                       98,188
          AIM V. I. Premier Equity                                          901,343
          AIM V. I. Technology (b) (c)                                      547,632
          AIM V. I. Utilities (a) (c)                                     4,639,249
                                                                    ---------------

                                                                    $    28,909,919
                                                                    ===============

    (a) On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities
    (b)  On April 30, 2004, AIM V.I. New Technology merged into AIM V.I.
         Technology
    (c)  For period beginning April 30, 2004 and ended December 31, 2004

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  FINANCIAL HIGHLIGHTS

    A summary of units outstanding, accumulation unit fair values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios by sub-accounts is presented below for each of the four years in the period ended December 31, 2004.

    As discussed in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets.

    ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

         * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

         ** EXPENSE RATIO - These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administration charges, for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

         *** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

              Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                      At December 31,                       For the year ended December 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          Units        Accumulation     Net Assets     Investment        Expense         Total
                                         (000s)      Unit Fair Value     (000s)       Income Ratio*      Ratio**        Return***
                                      -------------  ---------------  -------------   -------------   -------------   -------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts:
       AIM V. I. Aggressive
         Growth
          2004                                  150  $         10.85  $       1,630            0.00%           1.35%          10.29%
          2003                                  171             9.84          1,681            0.00            1.35           24.97
          2002                                  151             7.87          1,186            0.00            1.35          -23.71
          2001                                  210            10.32          2,172            0.00            1.35          -27.07
       AIM V. I. Balanced
          2004                                  453            10.82          4,903            1.33            1.35            6.07
          2003                                  537            10.20          5,472            2.47            1.35           14.79
          2002                                  306             8.88          2,718            2.82            1.35          -18.22
          2001                                  240            10.86          2,603            3.09            1.35          -12.63

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      At December 31,                       For the year ended December 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          Units        Accumulation     Net Assets     Investment        Expense         Total
                                         (000s)      Unit Fair Value     (000s)       Income Ratio*      Ratio**        Return***
                                      -------------  ---------------  -------------   -------------   -------------   -------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts (continued):
      AIM V. I. Basic Value
        2004                                    939  $         12.43  $      11,667            0.00%           1.35%           9.57%
        2003                                    911            11.34         10,335            0.04            1.35           31.82
        2002                                    741             8.60          6,376            0.00            1.35          -23.20
        2001 (d)                                317            11.20          3,552            0.22            1.35           12.02
      AIM V. I. Blue Chip
        2004                                    449             6.27          2,814            0.10            1.35            3.27
        2003                                    490             6.07          2,971            0.00            1.35           23.47
        2002                                    320             4.92          1,575            0.00            1.35          -27.15
        2001                                    392             6.75          2,645            0.02            1.35          -23.59
      AIM V. I. Capital
        Appreciation
        2004                                  3,799            23.16         87,999            0.00            1.35            5.19
        2003                                  4,758            22.02        104,769            0.00            1.35           27.77
        2002                                  5,803            17.23        100,012            0.00            1.35          -25.38
        2001                                  7,767            23.09        179,377            0.00            1.35          -24.32
      AIM V. I. Capital
        Development
        2004                                    411            13.44          5,530            0.00            1.35           13.94
        2003                                    361            11.79          4,259            0.00            1.35           33.53
        2002                                    279             8.83          2,463            0.00            1.35          -22.42
        2001                                    161            11.38          1,830            0.00            1.35           -9.33
      AIM V. I. Core Equity
        2004                                  2,020            23.10         46,653            0.89            1.35            7.50
        2003                                  2,469            21.49         53,044            0.93            1.35           22.74
        2002                                  2,960            17.51         51,811            0.28            1.35          -16.72
        2001                                  4,030            21.02         84,709            0.04            1.35          -23.88
      AIM V. I. Dent Demographics
        2004                                    261             5.14          1,342            0.00            1.35            6.80
        2003                                    282             4.81          1,356            0.00            1.35           35.63
        2002                                    152             3.55            538            0.00            1.35          -33.11
        2001                                    226             5.30          1,197            0.00            1.35          -32.84
      AIM V. I. Diversified Income
        2004                                  1,080            15.37         16,600            5.11            1.35            3.62
        2003                                  1,371            14.83         20,329            6.01            1.35            7.77
        2002                                  1,532            13.76         21,086            6.78            1.35            0.92
        2001                                  2,066            13.64         28,174            6.29            1.35            2.19

(d)  For the period beginning October 1, 2001 and ended December 31, 2001

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      At December 31,                       For the year ended December 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          Units        Accumulation     Net Assets     Investment        Expense         Total
                                         (000s)      Unit Fair Value     (000s)       Income Ratio*      Ratio**        Return***
                                      -------------  ---------------  -------------   -------------   -------------   -------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts (continued):
      AIM V. I. Global Utilities
        2004 (a)                                  -  $           N/A  $           -            6.33%           1.35%            N/A%
        2003                                    316            14.85          4,699            3.45            1.35           17.43
        2002                                    388            12.65          4,901            2.47            1.35          -26.54
        2001                                    529            17.22          9,116            1.02            1.35          -28.91
      AIM V. I. Government
        Securities
        2004                                    777            15.23         11,828            3.16            1.35            1.18
        2003                                  1,110            15.05         16,711            1.81            1.35           -0.29
        2002                                  1,882            15.09         28,404            2.13            1.35            8.11
        2001                                  1,512            13.96         21,111            3.12            1.35            4.97
      AIM V. I. Growth
        2004                                  2,578            17.32         44,646            0.00            1.35            6.77
        2003                                  3,200            16.22         51,910            0.00            1.35           29.47
        2002                                  3,773            12.53         47,273            0.00            1.35          -31.91
        2001                                  5,126            18.40         94,320            0.16            1.35          -34.78
      AIM V. I. High Yield
        2004                                    313             9.60          3,001            2.65            1.35            9.75
        2003                                    412             8.74          3,606           10.52            1.35           26.31
        2002                                    146             6.92          1,013            0.00            1.35           -7.11
        2001                                    218             7.45          1,625           22.30            1.35           -6.29
      AIM V. I. International
        Growth
        2004                                  2,266            20.32         46,056            0.60            1.35           22.33
        2003                                  2,662            16.61         44,216            0.49            1.35           27.32
        2002                                  3,218            13.05         41,986            0.51            1.35          -16.81
        2001                                  4,181            15.68         65,570            0.25            1.35          -24.57
      AIM V. I. Mid Cap Core
        Equity
        2004                                    557            14.05          7,831            0.15            1.35           12.28
        2003                                    551            12.51          6,891            0.00            1.35           25.60
        2002                                    442             9.96          4,402            0.00            1.35          -12.30
        2001 (d)                                151            11.36          1,712            0.28            1.35           13.59
      AIM V. I. Money Market
        2004                                    792            13.01         10,302            0.63            1.35           -0.67
        2003                                  1,224            13.09         16,021            0.64            1.35           -0.78
        2002                                  2,876            13.20         37,954            1.22            1.35           -0.18
        2001                                  3,313            13.22         43,796            3.79            1.35            2.22

(a)  On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities
(d)  For the period beginning October 1, 2001 and ended December 31, 2001

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      At December 31,                       For the year ended December 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          Units        Accumulation     Net Assets     Investment        Expense         Total
                                         (000s)      Unit Fair Value     (000s)       Income Ratio*      Ratio**        Return***
                                      -------------  ---------------  -------------   -------------   -------------   -------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts (continued):
      AIM V. I. New Technology
        2004 (b)                                  -  $           N/A  $           -            0.00%           1.35%            N/A%
        2003                                     72             8.52            611            0.00            1.35           50.34
        2002                                     52             5.67            294            0.00            1.35          -45.87
        2001                                     96            10.47          1,000            2.67            1.35          -48.18
      AIM V. I. Premier Equity
        2004                                  4,300            23.11         99,389            0.41            1.35            4.34
        2003                                  5,502            22.15        121,876            0.28            1.35           23.39
        2002                                  6,892            17.95        123,717            0.27            1.35          -31.20
        2001                                  9,613            26.09        250,842            0.11            1.35          -13.75
      AIM V.I. Technology
        2004 (b) (c)                             40            11.10            448            0.00            1.35           10.98
      AIM V.I. Utilities
        2004 (a) (c)                            397            12.24          4,862            0.00            1.35           22.38

(a)  On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities
(b)  On April 30, 2004, AIM V.I. New Technology merged into AIM V.I. Technology
(c)  For period beginning April 30, 2004 and ended December 31, 2004

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

All required financial statements for Connecticut General Life Insurance Company and CG Variable Annuity Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, are included in Part B of this Registration Statement.

(b) Exhibits

(1) Resolution of Board of Directors Authorizing Establishment of Registrant.1/

(2) Not Applicable.

(3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. (now Lincoln Financial Distributors, Inc.) as principal underwriter, and selling dealers. 1/

(4) (a) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 305 and AR 306), Joint Annuitant Rider (From Number B10321) and CRT Rider (Form B10322). 2/

     (b) Enhanced Death Benefit Endorsement Form No. AN400DB

     (c) Spousal Continuation Endorsement Form No. AN400SE

     (d) Waiver of Charges Endorsement Form No. AN400TI

(5) Form of Application which may be used in connection with the Contract shown as Exhibit (4)(a). 1/

(6) (a) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended. 3/

      (b) By-Laws of Connecticut General Life Insurance Company. 3/

(7) Not Applicable.

(8) Participation Agreement with AIM.4/

(9) Opinion and Consent of Mark A. Parsons, Esq. 5/

(10) (a) Consent of PricewaterhouseCoopers LLP. 10/

     (b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP. 10/

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(99) (a) Powers of Attorney for Richard H. Forde, and James Yablecki. 6/

     (d) Powers of Attorney for David M. Cordani, and Scott A. Storrer. 8/

     (e) Power of Attorney for John R. Perlstein. 9/

     (f) Power of Attorney for Jeffrey M. Weinman. 10/

1/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 23, 1997 (File No. 033-48137).

2/ Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-4 to the Registration Statement of CG Variable Annuity Separate Account II filed with the SEC on June 20, 1995 (File No. 33-83020).

3/ Incorporated herein by reference to Post-Effective Amendment No. 5 on Form N-4 to the Registration Statement for CG Variable Life Insurance Separate
Account  II  filed  with  the SEC via  EDGARLINK  on  April  28,  1999(File  No.
033-89239).

4/ Incorporated herein by reference to Post-Effective Amendment No. 10 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 1999 (File No. 033-48137).

5/ Incorporated herein by reference to Post-Effective Amendment No. 12 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on May 12, 2000 (File No. 033-48137).

6/ Incorporated herein by reference to Post-Effective Amendment No. 13 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2001 (File No. 033-48137).

7/ ( Incorporated herein by reference to Post Effective Amendment No. 14 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2002 (File No. 033-48137).

8/ (Incorporated herein by reference to Post Effective Amendment No. 15 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 28, 2003 (File No. 033-48137).

9/ (Incorporated herein by reference to Post Effective Amendment No. 16 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2004 (File No. 033-48137).

10/ Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the Company's Home Office, 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

NAME AND PRINCIPAL                  POSITION AND OFFICE WITH
BUSINESS ADDRESS*                   DEPOSITOR OF THE ACCOUNT


DAVID M. CORDANI                    DIRECTOR AND PRESIDENT
RICHARD H. FORDE                    DIRECTOR AND SENIOR VICE PRESIDENT
STANDLEY H. HOCH                    DIRECTOR
SUSAN B. HOFFNAGLE                  DIRECTOR
MARK A. PARSONS                     DIRECTOR AND SENIOR VICE PRESIDENT
JOHN R. PERLSTEIN                   DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF
                                    COUNSEL
GLENN D. POMERANTZ, M.D.            DIRECTOR AND SENIOR VICE PRESIDENT
JONATHAN N. RUBIN                   DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF
                                    FINANCIAL OFFICER
FRANK SATALINE, JR.                 DIRECTOR AND SENIOR VICE PRESIDENT
SCOTT A. STORRER                    DIRECTOR AND SENIOR VICE PRESIDENT
JEFFREY M. WEINMAN                  DIRECTOR
THOMAS A. CROSWELL                  SENIOR VICE PRESIDENT
MICHAEL F. FERRIS                   SENIOR VICE PRESIDENT
JAMES R. LYSKI                      SENIOR VICE PRESIDENT
MATTHEW G. MANDERS                  SENIOR VICE PRESIDENT
KAREN S. ROHAN                      SENIOR VICE PRESIDENT
GREGORY H. WOLF                     SENIOR VICE PRESIDENT
BARRY R. MCHALE                     VICE PRESIDENT AND TREASURER
GEORGE J. MCNAMARA                  VICE PRESIDENT
SUSAN L. COOPER                     CORPORATE SECRETARY
CRAIG A. SHUMARD                    CHIEF INTELLIGENCE/INFORMATION OFFICER


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation March 4, 2005.

ITEM 27.  NUMBER OF PURCHASERS

As of January 31, 2005 there were 6,335 non-qualified and 1,953 qualified owners of Contracts covered by this Registration Statement.

ITEM 28.  INDEMNIFICATION

The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II under the Securities Act of 1933 (File No. 33-83020) filed February 26, 1997.

ITEM 29.  PRINCIPAL UNDERWRITER

The Registrant's principal underwriter is Lincoln Financial Distributors, Inc. ("LFD"), formerly known as Sagemark Consulting, Inc. LFD also acts as principal underwriter of certain other variable annuity contracts and variable life policies issued by the Company, and by CIGNA Life Insurance Company. LFD's mailing address is 350 Church Street, Hartford, Connecticut 06103.

The investment companies for which LFD acts as a principal underwriter are:

CG Variable Annuity Separate Account CG Variable Annuity Separate Account II CG Variable Life Insurance Separate Account I CG Variable Life Insurance Separate Account II CIGNA Variable Annuity Separate Account I

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER


NAME                              POSITIONS AND OFFICES
                                  WITH UNDERWRITER

Westley V. Thompson               President and Chief Executive
                                  Officer
David M. Kittredge                Senior Vice President
Margaret Skinner                  Senior Vice President
Michael S. Smith                  Senior Vice President and Chief
                                  Administrative Officer
Patrick J. Caulfield              Vice President and Chief Compliance
                                  Officer
Frederick J. Crawford             Vice President and Treasurer
George Z. Marshall                Vice President
Gregory Smith                     Vice President
Joyce L. Byrer                    Secretary
Robert K. Gongwor                 Second Vice President and Assistant
                                  Secretary
Renee L. Beeks                    Assistant Secretary
Yvonne J. Bennett-Biggs           Assistant Secretary
Donna J. Cooper                   Assistant Secretary
Beverly A. Delaney                Assistant Secretary
Kenneth Dixon                     Assistant Secretary
Pamela K. Gooding                 Assistant Secretary
Randy Grawcock                    Assistant Secretary
Torrey Harber                     Assistant Secretary
Richard H. Heischman, Jr.         Assistant Secretary
Sharon Helmsing                   Assistant Secretary
Trina Mills                       Assistant Secretary
Robert A. Picarello               Assistant Secretary
Curt Proctor                      Assistant Secretary
Virginia A. Schroeder             Assistant Secretary
Jan M. Webb                       Assistant Secretary
James N. Westafer                 Assistant Secretary
Charito C. Whitaker               Assistant Secretary
Susan J. Zartman                  Assistant Secretary
James E. Cruickshank              Assistant Treasurer
Eldon J. Summers                  Assistant Treasurer

COMPENSATION OF LFD:

None


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, Allstate Life Insurance Company and Allstate Life Insurance Company of New York, at its processing center in Palatine, Illinois, and by the prior administrator, The Lincoln National Life Insurance Company at its processing center.


ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

    (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

    (b) Registrant undertakes that it will include either (i) a postcard or a toll-free number affixed to or included in the Prospectus that the applicant can remove to send or call for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

    (c) Registrant undertakes to deliver promptly, upon written or oral request made at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

FEES AND CHARGES REPRESENTATION

The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(b) REPRESENTATION

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.




                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended registration statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 15th day of April, 2005.






                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)


                 BY: CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


                            BY: /s/ JEFFREY S. WINER

                                Jeffrey S. Winer
                                 Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to this Registration Statement (File No. 033-48137) has been signed below on April 15th, 2005 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


*/DAVID M. CORDANI                President and Director
------------------
David M. Cordani


*/RICHARD H. FORDE                Sr. Vice President and Director
-----------------                 (Principal Executive Officer)
Richard H. Forde


*/STANDLEY H. HOCH                Vice President, Actuary and Director
-------------------
Standley H. Hoch


*/SUSAN B. HOFFNAGLE              Director
-------------------
Susan B. Hoffnagle


*/MARK A. PARSONS                 Director and Senior Vice President
-------------------
Mark A. Parsons


*/JOHN R. PERLSTEIN               Sr. Vice President and Director
-------------------               (Chief Counsel)
John R. Perlstein


*/GLENN D. POMERANTZ, M.D.        Director and Senior Vice President
-------------------
Glenn D. Pomerantz, M.D.


*/ JONATHAN N. RUBIN              Director, Senior Vice President and Chief
-------------------               Financial Officer
Jonathan N. Rubin


*/ FRANK SATALINE, JR.            Director and Senior Vice President
-------------------
Frank Sataline, Jr.


*/SCOTT A. STORRER                Sr. Vice President and Director
-----------------
Scott A. Storrer


*/JEFFREY M. WEINMAN              Director
-----------------
Jeffery M. Weinman

*By Jeffrey S. Winer pursuant to Powers of Attorney previously filed herewith or filed herewith.



                                  Exhibit List

10(a) Consent of PricewaterhouseCoopers LLP

10(b) Consent of Independent Registered Public Accounting Firm, Deloitte &
      Touche LLP

(99)(f) Power of Attorney for Jeffrey M. Weinman